                                                                  EXHIBIT 10.18A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                          LABORATORY SERVICES AGREEMENT

                                 BY AND BETWEEN
                          JOINT PURCHASING CORPORATION
                                       AND
                          SPECIALTY LABORATORIES, INC.

                                 CONTRACT # 1234

This document, when signed, constitutes an Agreement, herein referred to as "Agreement", between Specialty Laboratories, Inc., a California corporation, herein referred to as "Vendor", located at 2211 Michigan Avenue, Santa Monica, California 90404-3900 and Joint Purchasing Corporation, herein referred to as "JPC", a New York corporation, located at 1865 Broadway, 11th Floor, New York, New York 10023, and shall become effective March 1, 1999.

WHEREAS, Vendor is the provider of laboratory testing services, herein referred to as "Services", and desires to offer the Services to medical providers participating in JPC's group purchasing programs, herein referred to as "Participant" or collectively as "Participants"; and

WHEREAS, JPC is a provider of group purchasing services to its Participants on a national basis and wishes to offer the Services to its Participants.

NOW, THEREFORE, it is mutually agreed by and between JPC and Vendor as follows:

AGREEMENT TERM AND RENEWAL
The term of the Agreement will be from March 1, 1999 through December 31, 2001 with an option to renew, upon mutual agreement by both parties and 60 days written notice, for an additional twelve (12) months. During the initial term of the Agreement, pricing will remain the same, however, Vendor reserves the right to increase pricing by the [***]* for Medical Services on the [***]*.

ELIGIBLE PARTICIPANTS
All Participants, irrespective of Class of Trade, are eligible to benefit from this Agreement, but shall be required to adopt and execute a separate Agreement, incorporated herein as "Attachment A", with Vendor delineating the terms and conditions of this Agreement.

DISCOUNTS
In accordance with this Agreement, special pricing will be available for selected tests currently offered by Vendor, incorporated herein as "Attachment B".

Additionally, a [***]* reduction in standard list price, as published in the Price List current at the time the testing is ordered, will be granted for all tests not listed in Attachment B. However, tests that are unique to Vendor such as chromosome studies, PCR tests, tumor tests, leukemia/lymphomas, etc., incorporated herein as "Exception List - Attachment C", are not included in the [***]* reduction in standard list price. Further, the [***]* reduction in standard

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

list price does not apply to any tests that are referred out and any new tests introduced by Vendor after the effective date of this Agreement.

The continuance of all discounts and special prices is contingent upon the adherence to the payment terms stated within this Agreement. If such payment terms are not adhered to, all discounts may be discontinued and laboratory service charges shall be recalculated based upon standard list fees current at that time. Discounting may be revoked effective the date at which payment becomes delinquent.

In order to maintain compliance with current California regulations, Vendor is required to charge Participants for all testing referred to another laboratory at the price charged to Vendor (subject to change without notice). Vendor charges an additional processing fee for each test to cover the clerical and administrative costs of preparing the specimen(s) for transport.

In the event a test currently being performed by Vendor is subsequently referred to another laboratory, Vendor will be required to charge the price charged to Vendor (subject to change without notice). Vendor will make every effort to notify Participants with (30) days notice of any such changes.

Participants shall report any discounts they receive to the Medicare and Medicaid programs in accordance with the provisions of 42CFR Section 1001.952(h).

PARTICIPANT SPECIFIC PRICING
In addition to the pricing detailed in the paragraph of this Agreement entitled DISCOUNTS, Vendor will consider, on a case-by-case basis, discretionary pricing for Participants. This would include a maximum number of [***]* tests that are not part of Attachment B.

In order to establish comparative clinical data, Vendor will provide, at no charge, testing on samples previously assayed by a different reference laboratory. This comparative testing is limited to no more than five (5) tests, and not more than 5 samples per test.

ASSIGNMENT
This Agreement may not be transferred to a successor owner without the expressed written consent of Vendor and JPC.

LICENSURE AND ACCREDITATION
Vendor is a duly licensed independent clinical laboratory and fully accredited by the College of American Pathologists and CLIA among other certifying agencies. Vendor agrees to maintain appropriate licensure and accreditation during term of this Agreement.

AVAILABLE SERVICES
In accordance with the letter dated January 27, 1999 from Gary W. Nay, incorporated herein as "Attachment D", Vendor agrees to make Services available to Participants in quantities necessary to meet the consumption requirements of Participants. In the event Vendor is unable to provide the Services requested by Participants, for reasons outside of Vendor's control,

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Vendor will contact Participants to determine acceptable alternatives. At the request of Participants, Vendor will either procure a substitute in-house assay or refer the sample to another reference laboratory for testing. In the event testing is referred to another reference laboratory, Participants will be charged Vendor's cost without any additional shipping, handling or administrative charges.

SUPPLIES
Vendor shall provide to Participants the necessary supplies for the proper preparation and submission of specimens to Vendor.

COURIERS AND LOGISTICS
Vendor will provide all courier and logistics services required to adequately address the laboratory testing submitted by Participants.

CREDIT APPROVAL
The offer contained within this Agreement shall be valid contingent upon credit approval from Vendor for each Participant.

INVOICE
Vendor will bill each Participant on a monthly basis for its reference testing services. All bills will be submitted net of applicable discounts. Each Participant shall be responsible for any and all taxes (city, state, etc.) arising as a result of this Agreement. JPC will not be responsible or liable for the payment of individual Participant invoices.

PAYMENT TERMS
All bills are due and payable within thirty (30) days from date of invoice.

THIRD PARTY BILLING POLICIES
Vendor will bill patients and patients' insurance directly provided all the necessary billing information is supplied by the Participant within sixty (60) days of the invoice date, otherwise, Participants are responsible for payment of the total invoice. In the event Participants do not furnish Vendor with all of the information required for either patient, third party, Medicare, Medi-Cal or Medicaid billing within 60 days of the invoice date, Vendor shall not be responsible and/or obligated to bill patient, third party, Medicare, Medi-Cal, or Medicaid on behalf of Participants. In such instance, Participants shall be responsible for the entire balance of the invoice.

In cases where Vendor has billed a third party at the request of a participant, and a denial is received due to the lack of provider contractual status or patient ineligibility, Vendor will bill the patient for the services rendered. However, should the third party be a payor prohibiting patient billing, i.e., HMO, Medicare, Medi-Cal or Medicaid carrier, Vendor will bill such denied charges to Participants and will expect payment in full.

UTILIZATION REPORTS
Vendor agrees to provide JPC with quarterly reports reflecting participant utilization. The reports will include test(s) performed (code and description), volumes and gross sales amounts. The reports will be submitted to JPC in Microsoft Excel 97 & 5.0/95 Workbook format on floppy diskette or Compact Disc no later than thirty (30) days after the end of each quarter.

CONTRACT ADMINISTRATION FEE
Vendor agrees to pay JPC a quarterly Contract Administration Fee, herein referred to "CAF", for an amount equal to [***]* of the [***]* contracted dollar amount (less any billing adjustments) for each Participant. The checks will be made payable to "Joint Purchasing Corporation" with the initial payment due after the close of June 1999. The CAF is intended to defray the expenses of administering the JPC group purchasing program and marketing programs related to Vendor's services.

TERMINATION PROVISIONS

JPC and Vendor may terminate the Agreement, without cause, with thirty (30) days written notice. Upon termination of this Agreement, for any reason, the parties agree that Vendor shall continue to pay JPC the CAF as provided herein for the duration of any payment obligations to Vendor by Participants under this Agreement.

INDEMNIFICATION
Vendor shall indemnify and hold harmless JPC, its Director, officers, employees, agents from any claims, actions, suits or proceedings and all costs related thereto which JPC may suffer on account of actions on the part of the Vendor in providing and rendering the Services under this Agreement, including without limitations, claims relating to patent infringement.

JPC shall indemnify and hold harmless Vendor, its Directors, officers, employees and agents from any claims, actions, suits or proceedings and all costs related thereto which the Vendor may suffer on account of actions on the part of JPC in performing its obligations under this Agreement.

Vendor represents and warrants to both JPC that upon the effectiveness of the Agreement it will have, and during the term hereof will continue to maintain liability insurance in amounts not less than three million dollars ($3,000,000). Proof of such insurance and the amount thereof shall be provided at the time of execution of this Agreement on behalf of Vendor. The Vendor shall provide JPC with written evidence of such insurance upon written request at any time during the term hereof.

FORCE MAJEURE
Vendor shall not be liable for any failure to perform its duties under this Agreement due to acts of God; acts, regulations or laws of any government, war or any other condition or cause beyond reasonable control.

PRODUCT RECALL AND DISRUPTION OF SERVICES
Vendor agrees to provide JPC and Participants notice of any product recall in accordance with any local, state or federal statute or regulation. Should a report or recall of a product be made subsequent to the termination of the Agreement, Vendor shall notify JPC and Participants immediately of such recall or product defect report for Services sold under this Agreement in perpetuity.

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Vendor shall notify JPC and Participants in writing prior to any factor which might result in the Vendor's inability to, or disruption of, the availability and delivery of Services.

COMPLIANCE POLICIES
Participants, Vendor and JPC agree to comply with all applicable regulatory agencies including, but not limited to, CLIA and HCFA. In addition, each party shall administer compliance policies throughout their respective organizations to ensure that such compliance is assured. Examples of such policy topics would include, but not be limited to, patient confidentiality, diagnosis coding, anti-kickback statutes, professional courtesy, and CPT-4 coding.

SELF-REFERRAL
In the event that Participants have any physician owners, Participants shall notify Vendor of such fact so that the parties can ensure compliance with self-referral restrictions under applicable federal and state law.

CHANGE IN RULES AND REGULATIONS
In the event that any Medicare or Medicaid law, rule, regulation, policy (or any other federal, state or local law, rule, regulation, policy, or any interpretation thereof) at any time during the term of this Agreement prohibits, restricts or has a materially adverse effect on the Agreement, then the parties to this Agreement shall negotiate in good faith to amend or terminate the Agreement.

RECORDS
Both parties agree to retain, and make available to the other party upon request, for a period of four (4) years following the furnishing of services under this Agreement itself and all books, documents and records that are necessary to verify the nature and extent of the costs thereof, when requested by the Secretary of Health and Human Services, the Comptroller General of the United States or any of their duly authorized representatives, in a manner that complies with the requirements of Section 1861(v)(1)(I) of the Social Security Act and any regulations promulgated thereto.

Both parties agree to notify the other party upon receipt of any such request, related to this Agreement, from any representative of the Secretary of Health and Human Services of the Comptroller General.

TEST REQUIREMENTS
Vendor represents and warrants that all Services meet the following requirements:

         A. Services have been approved by CLIA requirements.

         B. Services are guaranteed not to be misbranded or adulterated.

         C. Services do not infringe on any United States or foreign patent of any other party.

         D. Services shall be fit for the use and purpose intended when sold and delivered to Participants.

PARTICIPANT PURCHASES
Each Participant shall determine on its own whether to purchase the Services.

INDEPENDENT CONTRACTOR
At all times relevant hereto, Vendor shall function as an independent contractor rendering services to Participants. Vendor shall not be an employee or agent of JPC or Participants and shall not be entitled to any employee benefits from JPC or Participants.

ESTIMATED QUANTITIES
Neither JPC nor Participants obligate themselves to any estimated volume of purchases of Services.

PARTICIPANT ADDITIONS & DELETIONS
JPC may at any time and from time to time, add or delete Participants eligible to benefit from the terms of this Agreement. The addition or deletion of a Participant shall have no effect on the terms of this Agreement.

CONFIDENTIALITY
The terms and conditions of the Agreement are confidential to the parties and may not be disclosed to any third party during the term of the Agreement.

GROUP PURCHASING AFFILIATION
Vendor reserves the right to offer its Services directly to Participants that have multiple GPO agreements, when directed in writing to do so by Participants, with the proof of said directive supplied to JPC within thirty (30) days of execution.

MARKETING ACTIVITIES
JPC and the Vendor agree that:

         A. JPC agrees to allow Vendor the use of JPC's name, logo and other corporate identifiers solely in connection with the offer and sale of Services to Participants under this Agreement, subject to prior approval by JPC.

         B. JPC agrees to allow Vendor to publicize accomplishments achieved under this Agreement, subject to the prior written approval by JPC.

         C. JPC agrees to have appropriate personnel accompany Vendor personnel on marketing calls to Participants as reasonably requested by Vendor, subject to prior notice and scheduling conflicts.

         D. JPC has the right to review and approve Vendor's marketing materials or external communications regarding this Agreement, prior to its release. All releases have to be approved by JPC's Vice President for Contract Operations or his/her designee, prior to any publication.

Vendor agrees to participate in the following activities during the term of this Agreement. Intended generally to promote and assist JPC in successfully providing group purchasing services to its Participants, pursuant to this
Agreement:

         A. Vendor agrees to allow JPC the use of Vendor's name, logo and other Vendor corporate identifiers, solely in connection with the offer and sale of Services to participants under this Agreement, subject to prior approval by Vendor.

         B. Vendor agrees to allow JPC to publicize accomplishments achieved under this Agreement, subject to the prior written approval by Vendor.

         C. Vendor agrees to have appropriate personnel accompany JPC Sales staff on marketing calls to Participants as reasonably requested by JPC, subject to prior notice and scheduling conflicts.

         D. Vendor agrees to allow JPC to present its services and programs to Vendor's Sales personnel within thirty (30) days of execution of this Agreement.

         E. Vendor agrees to allocate time and staff to provide on-going Continuing Education Programs, In-Service Programs, both with Continuous Educational Credits, to all Participants during the term of this Agreement.

FAIR LABOR PRACTICES
Vendor agrees that it is, and will remain, in full compliance with Sections 6, 7 and 12 of the Fair Labor Standards Act as set forth under the Civil Rights Act, Executive Order # 11246 throughout the term of this Agreement.

GOVERNING LAW
This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York.

VENUE AND INTERPRETATION OF THE LAW
Participants agree and specifically acknowledge that all of the services undertaken and/or performed by Vendor are rendered from Santa Monica, Los Angeles County, California. Vendor agrees that if any actions are to brought by either Vendor or Participants relating to this Agreement, that said action, suit or proceeding shall be filed and conducted in the courts of New York in the State of New York.

HEADINGS
Paragraph captions contained within this Agreement are for convenience only and do not constitute language within this Agreement.

ATTORNEY'S FEE/COSTS
Vendor and JPC hereby agree that if any action, suit or proceeding is filed by either party to enforce the terms of this Agreement, that the prevailing party is entitled to its actual attorney's fees and costs in initiating and/or prosecuting said action, suit or proceeding.

NOTICES
Any and all notices required under this Agreement shall be in writing and shall be given by registered/certified mail, return receipt requested, and postage prepaid to the party or parties for whom such notices are intended. All such notices shall be addressed to the appropriate address set forth in the initial paragraph of this Agreement or such other address of which the parties may be notified in writing from time to time during the term hereof.

REQUIREMENTS
Upon acceptance of this Agreement, Vendor will immediately provide the following materials to JPC:

         A.       Contract contact person and telephone number

         B.       Marketing contact person and telephone number

         C.       Client Service contact person telephone and fax number

         D.       Web site address

         E.       Shipping terms

         F. Fee Schedule to be submitted on floppy diskette in Microsoft Excel 97 format; prepared for CUSTOMER VIEWING ONLY. To include the following:

                           i.       Pricing for all available Services

                           ii.      Directory of Services

SIGNATURES
Each party represents that the undersigned individuals are authorized by, and on behalf of, their respective organizations to enter into a binding contractual relationship by signing this Agreement as of the effective date of this Agreement.

FOR:                                       ACCEPTED:

SPECIALTY LABORATORIES, INC.               JOINT PURCHASING CORPORATION
SANTA MONICA, CALIFORNIA                   NEW YORK, NEW YORK


NAME:    MICHAEL K. BOND                   NAME:    JOHN VIVENZIO

SIGNATURE: /s/ MICHAEL K. BOND             SIGNATURE: /s/ JOHN VIVENZIO
           ----------------------------               --------------------------

TITLE: MANAGER, CONTRACT ADMINISTRATION    TITLE: VICE PRESIDENT FOR CONTRACT
                                                  OPERATIONS
       --------------------------------           ------------------------------

DATE:             2-25-99                  DATE:             2/28/99
      ---------------------------------          -------------------------------

                                  ATTACHMENT A


                          LABORATORY SERVICES AGREEMENT
                  FOR JOINT PURCHASING CORPORATION PARTICIPANTS


This document, when signed, constitutes an agreement between Specialty Laboratories, Inc. ("SPECIALTY") and medical providers participating in the group purchasing program of Joint Purchasing Corporation ("Participant").

In accordance with the Laboratory Services Agreement by and between Specialty Laboratories and Joint Purchasing Corporation, SPECIALTY offers to Participant the terms and conditions agreed upon in said Agreement. Terms and conditions are summarized below. In turn, Participant accepts the terms and conditions applicable to its performance and responsibilities as outlined within said Agreement.

Pricing to Participant will be as shown in the attached fee schedule. Additionally, a [***]* reduction in standard list price, as published in the Price List current at the time the testing is ordered, will be granted for all tests not listed in the fee schedule. However, tests that are unique to SPECIALTY, such as chromosome studies, PCR tests, tumor tests, leukemia/lymphomas, etc., are not included in the [***]* reduction in standard list price. Further, the [***]* reduction in standard list price does not apply to any tests that are referred out and any new tests introduced by SPECIALTY after the effective date of this Agreement.

This Agreement shall be effective as of acceptance defined herein and shall continue until December 31, 2001. This Agreement may be terminated by either party at any time, at will, and without cause upon not less than thirty (30) days prior written notice to the other party. Beginning effective date shall be the first billing month after agreement is accepted by both parties.

The offer contained within this Agreement shall be valid contingent upon credit approval from SPECIALTY.

Payment terms are net 30. All bills are due and payable within thirty (30) days from date of invoice. Participant is responsible for all taxes (city, state, etc.) arising as a result of this agreement. The continuance of all discounts and special prices is contingent upon the adherence to the payment terms. If such payment terms are not adhered to, all discounts may be discontinued and laboratory service charges shall be recalculated based upon standard list fees current at that time. Discounting may be revoked effective the date at which payment becomes delinquent.

In order to maintain compliance with current California regulations, SPECIALTY is required to charge Participant for all testing referred to another laboratory at the price charged to SPECIALTY (subject to change without notice). SPECIALTY charges an additional processing fee for each test to cover the clerical and administrative costs of preparing the specimen(s) for transport.


------------------------
* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

-------------------------------------------------------------------------------
Laboratory Services Agreement
Specialty Laboratories, Inc. JPC Participant                        Page 1 of 4

                                 ATTACHMENT A


In the event a test currently being performed by SPECIALTY is subsequently referred to another laboratory, SPECIALTY will be required to charge the price charged to SPECIALTY (subject to change without notice). SPECIALTY will make every effort to notify Participant with (30) days notice of any such changes.

Participant shall report any discounts they receive to the Medicare and Medicaid programs in accordance with the provisions of 42 CFR Section 1001.952(h).

SPECIALTY shall not be liable for any failure to perform its duties under this agreement due to acts of God; acts, regulations or laws of any government; war or any other condition or cause beyond reasonable control.

This agreement shall be governed and construed in accordance with the laws of the State of California.

This Agreement may not be transferred to a successor owner without the expressed written consent of SPECIALTY.

Each party agrees to mutually indemnify and hold harmless, their directors, officers, employees, and agents from and against any and all claims, actions, or liabilities of any nature which may be assessed against them by third parties in connection with the performance of services under this agreement.

SPECIALTY shall provide to Participant the necessary supplies for the proper preparation and submission of specimens to SPECIALTY.

SPECIALTY will provide all courier and logistics services required to adequately address the laboratory testing submitted by Participant.

SPECIALTY will bill patients and patients' insurance directly provided all the necessary billing information is supplied by the Participant within sixty (60) days of the invoice date, otherwise, Participant is responsible for payment of the total invoice. In the event Participant does not furnish SPECIALTY with all of the information required for either patient, third party, Medicare, Medi-Cal or Medicaid billing within 60 days of the invoice date, SPECIALTY shall not be responsible and/or obligated to bill patient, third party, Medicare, Medi-Cal, or Medicaid on behalf of Participant. In such instance, Participant shall be responsible for the entire balance of the invoice.

In cases where SPECIALTY has billed a third party at the request of a Participant, and a denial is received due to the lack of provider contractual status or patient ineligibility, SPECIALTY will bill the patient for the services rendered. However, should the third party be a payor prohibiting patient billing, i.e. HMO, Medicare, Medi-Cal or Medicaid carrier, SPECIALTY will bill such denied charges to Participant and will expect payment in full.

Participant agree to comply with all applicable regulatory agencies including, but not limited to, CLIA and HCFA. In addition, each party shall administer compliance policies throughout their respective organizations to ensure that such compliance is assured. Examples of such policy
-------------------------------------------------------------------------------
Laboratory Services Agreement
Specialty Laboratories, Inc. JPC Participant                        Page 2 of 4

                                 ATTACHMENT A


topics would include, but not be limited to, patient confidentiality, diagnosis coding, anti-kickback statutes, professional courtesy, and CPT-4 coding.

In the event that Participant has any physician owners, Participant shall notify SPECIALTY of such fact so that the parties can ensure compliance with self-referral restrictions under applicable federal and state law.

In the event that any Medicare or Medicaid law, rule, regulation, policy (or any other federal, state or local law, rule, regulation, policy, or any interpretation thereof) at any time during the term of this Agreement prohibits, restricts or has a materially adverse effect on the Agreement, then the parties to this Agreement shall negotiate in good faith to amend or terminate the Agreement.

Both parties agree to retain, and make available to the other party upon request, for a period of four (4) years following the furnishing of services under this Agreement itself and all books, documents and records that are necessary to verify the nature and extent of the costs thereof, when requested by the Secretary of Health and Human Services, the Comptroller General of the United States or any of their duly authorized representatives, in a manner that complies with the requirements of Section 1861(v)(1)(I) of the Social Security Act and any regulations promulgated thereto.

Both parties agree to notify the other party upon receipt of any such request, related to this Agreement, from any representative of the Secretary of Health and Human Services or the Comptroller General.

At all times relevant hereto, SPECIALTY shall function as an independent contractor rendering services to Participant. SPECIALTY shall not be an employee or agent of Participant and shall not be entitled to any employee benefits from Participant.

SPECIALTY and Participant hereby agree that if any action, suit or proceeding is filed by either party to enforce the terms of this Agreement, that the prevailing party is entitled to its actual attorney's fees and costs in initiating and/or prosecuting said action, suit or proceeding.

The terms and conditions of the Agreement are confidential to the parties and may not be disclosed to any third party during the term of the Agreement.

-------------------------------------------------------------------------------
Laboratory Services Agreement
Specialty Laboratories, Inc. JPC Participant                        Page 3 of 4

                                 ATTACHMENT A


FOR:                                       ACCEPTED:

SPECIALTY LABORATORIES, INC.               JPC PARTICIPANT
SANTA MONICA, CALIFORNIA

NAME:   Michael K. Bond                  NAME:
     ----------------------------------       --------------------------------
SIGNATURE:                               SIGNATURE:
          -----------------------------            ---------------------------
TITLE: Manager, Contract Administration  TITLE:
       --------------------------------        -------------------------------
DATE:                                    DATE:
     ----------------------------------       --------------------------------

                                         -------------------------------------
                                         Participant Name
                                         -------------------------------------
                                         Participant Address
                                         -------------------------------------
                                         City, State, Zip
                                         -------------------------------------
                                         Specialty Account Number(s), if
                                         available



Please mail or fax this signature page to:

Specialty Laboratories, Inc.
Attention: Contract Administration
2211 Michigan Avenue
Santa Monica, CA 90404-3900
Fax: (310) 828-1492



-------------------------------------------------------------------------------
Laboratory Services Agreement
Specialty Laboratories, Inc. JPC Participant                        Page 4 of 4

ATTACHMENT B
SPECIALTY LABORATORIES

JOINT PURCHASING CORPORATION

    TEST CODE                                    TEST DESCRIPTION                                          SPECIAL PRICE
-----------------   -----------------------------------------------------------------------------------   ---------------
       3124         11-Deoxycortisol                                                                           [***]*
       3190         17-Hydroxyprogesterone                                                                     [***]*
       3278         3-Methoxy-4-hydroxy-phenylethyleneglycol [MHPG] 24hr Urine                                 [***]*
       4908         5-Fluorocytosine                                                                           [***]*
      4908P         5-Fluorocytosine Peak & Trough                                                             [***]*
       4999         5-Fluorauracil                                                                             [***]*
       3310         5-Hydroxyindoleacetic Acid 24hr Urine                                                      [***]*
       3286         5-Hydroxytryptamine [Serotonin]                                                            [***]*
      3286U         5-Hydroxytryptamine 24hr Urine [Serotonin]                                                 [***]*
       2434         Acanthamoeba Culture                                                                       [***]*
       4100         Acetaminophen                                                                              [***]*
       1410         Acetylcholine Receptor Binding Autoantibodies [default]                                    [***]*
       1412         Acetylcholine Receptor Blocking Autoantibodies                                             [***]*
       1413         Acetylcholine Receptor Modulating Autoantibodies                                           [***]*
       3103         Acetylcholinesterase                                                                       [***]*
       5900         Activated Protein C Resistance                                                             [***]*
      1678C         Additional Surface Marker [Oncology]                                                       [***]*
       1678         Additional Surface Markers                                                                 [***]*
       3131         Adenosine Deaminase                                                                        [***]*
       2501         Adenovirus Abs                                                                             [***]*
      2501C         Adenovirus Abs CSF                                                                         [***]*
      2501P         Adenovirus Abs Paired                                                                      [***]*
       2509         Adenovirus Ag Detection                                                                    [***]*
       7589         Adenovirus DNA DetectR                                                                     [***]*
       2444         Adenovirus Enteric Types 40/41 Ag Detection                                                [***]*
       8056         Adenovirus IgG Abs [default]                                                               [***]*
      8056C         Adenovirus IgG Abs CSF                                                                     [***]*
      8056P         Adenovirus IgG Abs Paired                                                                  [***]*
       7700         Adenovirus IgG Antibody Index                                                              [***]*
       1130         Adrenal Total Autoantibodies                                                               [***]*
       3102         Adrenocorticotropic Hormone                                                                [***]*
       5774         Aerobic Bacterial Culture: Blood                                                           [***]*
       5774         Aerobic Bacterial Culture: Blood                                                           [***]*
       5802         Aerobic Bacterial Culture: Environmental                                                   [***]*
       5801         Aerobic Bacterial Culture: Eye / Ear                                                       [***]*
       5776         Aerobic Bacterial Culture: Genital                                                         [***]*
       5775         Aerobic Bacterial Culture: Respiratory                                                     [***]*
       5771         Aerobic Bacterial Culture: Routine Miscellaneous                                           [***]*
       5700         Aerobic Bacterial Culture: Stool Comprehensive                                             [***]*
       5772         Aerobic Bacterial Culture: Throat                                                          [***]*
       5773         Aerobic Bacterial Culture: Urine                                                           [***]*
       2950         Aerobic Bacterial Identification                                                           [***]*
       5714         Aerobic Suscept: Aminoglycoside MIC, High Level                                            [***]*
     5668AMI        Aerobic Suscept: Custom Drug-Amikacin                                                      [***]*
     5675AMD        Aerobic Suscept: Custom MIC - Amdinocillin                                                 [***]*
     5676AMD        Aerobic Suscept: Custom MIC & MBC - Amdinocillin                                           [***]*
       5687         Aerobic Suscept: Gram Neg Resist MIC Panel Urine/Non-Urine                                 [***]*
       5667         Aerobic Suscept: Gram Neg Resist Panel Urine/Non-urine                                     [***]*
                                                                                                              2/25/99


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       5685         Aerobic Suscept: Gram Negative MIC Panel Urine/Non-urine                                   [***]*
       5665         Aerobic Suscept: Gram Negative Panel Urine/Non-urine                                       [***]*
       5686         Aerobic Suscept: Gram Positive MIC PaneI Urine/Non-urine                                   [***]*
       5666         Aerobic Suscept: Gram Positive PaneI Urine/Non-urine                                       [***]*
       5713         Aerobic Suscept: Haemophilus influenzae MIC Panel                                          [***]*
       9015         Aerobic Suscept: Nocardia / Streptomyces MIC & MBC Panel                                   [***]*
       9014         Aerobic Suscept: Nocardia / Streptomyces MlC Panel                                         [***]*
       5712         Aerobic Suscept: Streptacoccus pneumoniae MIC Panel                                        [***]*
       2417         AFB Culture                                                                                [***]*
       2419         AFB Culture & Stain                                                                        [***]*
       5648         AFB Identification Mycobacterium spp. by HPLC                                              [***]*
       2935         AFB Identification Mycobacterium spp. rRNA                                                 [***]*
       5320         AFB Stain                                                                                  [***]*
     5655AMI        AFB Suscept: Custom Drug for Rapid Growers-Amikacin                                        [***]*
     5768AMI        AFB Suscept: Custom Drug Mycobacterium spp.-Amikacin                                       [***]*
      5654AM        AFB Suscept: Custom Drug Radiometric Assay-Amikacin                                        [***]*
       5657         AFB Suscept: M. tuberculosis Comprehensive Panel [Agar Prop]                               [***]*
       5646         AFB Suscept: M. tuberculosis Primary PaneI [Agar Prop]                                     [***]*
       5649         AFB Suscept: M. tuberculosis Primary Radiometric Panel                                     [***]*
       5647         AFB Suscept: M. tuberculosis Secondary Panel [Agar Prop]                                   [***]*
       5650         AFB Suscept: M. tuberculosis Secondary Radiometric Panel                                   [***]*
       5659         AFB Suscept: MAI (MAC) Comprehensive Panel [Agar Prop]                                     [***]*
       5651         AFB Suscept: MAI (MAC) Radiometric MIC Panel                                               [***]*
       5656         AFB Suscept: MAI (MAC) Synergy Study (Drug Combination)                                    [***]*
       5653         AFB Suscept: Mycobacterium spp. Panel                                                      [***]*
       5652         AFB Suscept: Mycobacterium spp. Rapid Grower Panel                                         [***]*
       7730         AIDS Dementia CompIex EvaIuation                                                           [***]*
       1510         Albumin                                                                                    [***]*
      1510C         AIbumin CSF                                                                                [***]*
      1510F         Albumin Fluid                                                                              [***]*
       1555         Albumin Quotient                                                                           [***]*
       3441         Albumin Urine                                                                              [***]*
       4102         Alcohol, Ethyl                                                                             [***]*
      4102U         Alcohol, Ethyl Urine                                                                       [***]*
      4102W         Alcohol, Ethyl Whole Blood                                                                 [***]*
       1392         Aldolase                                                                                   [***]*
       3104         Aldosterone                                                                                [***]*
       3996         Alkaline Phosphatase Isoenzymes                                                            [***]*
       3974         Alkaline Phosphatase, Bone Specific                                                        [***]*
       3930         Alkaline Phosphatase, Total                                                                [***]*
       1525         Alpha-1-Acid Glycoprotein                                                                  [***]*
       1513         Alpha-1-Antitrypsin                                                                        [***]*
       1514         Alpha-1-Antitrypsin Phenotyping                                                            [***]*
       3280         Alpha-2-Antiplasmin                                                                        [***]*
       1512         Alpha-2-MacrogIobulin                                                                      [***]*
      1512U         Alpha-2-Macroglobulin Urine                                                                [***]*
       3108         Alpha-Fetoprotein - Maternal, Serum                                                        [***]*
       3111         Alpha-Fetoprotein - Prenatal, Amniotic Fluid                                               [***]*
       3109         Alpha-Fetoprotein - Tumor Marker                                                           [***]*
      3109SR        Alpha-Fetoprotein - Tumor Marker w/ Serial Graphics                                        [***]*

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

       3028         Alpha-Fetoprotein & Human Chorionic Gonadotropin                                           [***]*
      3028SR        Alpha-Fetoprotein & Human Chorionic Gonadotropin w/Serial Gr                               [***]*
      3109F         Alpha-Fetoprotein Body Fluid - not for prenatal testing                                    [***]*
      3109C         Alpha-Fetoprotein CSF                                                                      [***]*
       3110         Alpha-Fetoprotein Triple Screen (Triple Marker Screen)                                     [***]*
       4912         Alprazolam                                                                                 [***]*
       1347         ALT (SGPT)                                                                                 [***]*
     9884FPNY       Alt- HIV-1 RNA Quantitation New York Prognostic (Flat Fee)                                 [***]*
      4862U         Aluminum 24hr Urine                                                                        [***]*
      4862D         Aluminum Dialysate                                                                         [***]*
       4862         Aluminum Serum                                                                             [***]*
      4862W         Aluminum Whole Blood                                                                       [***]*
       4900         Amikacin                                                                                   [***]*
      4900P         Amikacin Peak & Trough                                                                     [***]*
      4990U         Amino Acid Profile 24hr Urine                                                              [***]*
       4990         Amino Acid Profile Plasma                                                                  [***]*
       4147         Amiodarone and Metabolites                                                                 [***]*
       4914         Amitriptyline and Nortriptyline                                                            [***]*
      4106U         Amphetamine / Methamphetamine Urine                                                        [***]*
       4907         Amphotericin B                                                                             [***]*
      4907P         Amphotericin B Peak & Trough                                                               [***]*
       3844         Amylase                                                                                    [***]*
       5708         Anaerobic Bacterial Culture                                                                [***]*
       5709         Anaerobic Bacterial Identification                                                         [***]*
       5711         Anaerobic Bacterial MIC Susceptibility                                                     [***]*
       1000         ANAlyzer [default]                                                                         [***]*
       1118         ANAlyzer Reflexive Testing [with Tissue Abs]                                               [***]*
       1006         ANAlyzer without Rheumatoid Factor                                                         [***]*
       3106         Androstanediol Glucuronide                                                                 [***]*
       3112         Androstenedione                                                                            [***]*
       1529         Angioedema Evaluation                                                                      [***]*
       3114         Angiotensin Converting Enzyme                                                              [***]*
      3114C         Angiotensin Converting Enzyme CSF                                                          [***]*
       3968         Angiotensin II                                                                             [***]*
       2019         Anovulatory Evaluation                                                                     [***]*
       9850         Antibody Index                                                                             [***]*
       2101         Antibody-coated Bacteria                                                                   [***]*
       2351         Antideoxyribonuclease-B Abs                                                                [***]*
      2351P         Antideoxyribonuclease-B Abs Paired                                                         [***]*
       3116         Antidiuretic Hormone                                                                       [***]*
     5760AMl        Antimicrobial Level - Amikacin                                                             [***]*
     5760AMP        Antimicrobial Level - Ampicillin                                                           [***]*
     5760AZT        Antimicrobial Level - Aztreonam                                                            [***]*
     5760CEF1       Antimicrobial Level - Cefaclor                                                             [***]*
     5760CEF2       Antimicrobial Level - Cefixime                                                             [***]*
     5760CEF3       Antimicrobial Level - Cefoperazone                                                         [***]*
     5760CEF4       Antimicrobial Level - Cefotaxime                                                           [***]*
     5760CEF5       Antimicrobial Level - Cefoxitin                                                            [***]*
     5760CEF6       Antimicrobial Level - Ceftazidime                                                          [***]*
     5760CEF7       Antimicrobial Level - Ceftriaxone                                                          [***]*

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     5760CEP        Antimicrobial Level - Cephalothin                                                          [***]*
     5760CHL        Antimicrobial Level - Chloramphenicol                                                      [***]*
     5760CIP        Antimicrobial Level - Ciprofloxacin                                                        [***]*
     5760GEN        Antimicrobial Level - Gentamicin                                                           [***]*
     5760TRI        Antimicrobial Level - Trimethoprim                                                         [***]*
     5760VAN        Antimicrobial Level - Vancomycin                                                           [***]*
     5761AMI        Antimicrobial Levels - Peak & Trough, Amikacin                                             [***]*
     5761AMP        Antimicrobial Levels - Peak & Trough, Ampicillin                                           [***]*
     5761AZT        Antimicrobial Levels - Peak & Trough, Aztreonam                                            [***]*
     5761CEF1       Antimicrobial Levels - Peak & Trough, Cefaclor                                             [***]*
     5761CEF2       Antimicrobial Levels - Peak & Trough, Cefixime                                             [***]*
     5761CEF3       Antimicrobial Levels - Peak & Trough, Cefoperazone                                         [***]*
     5761CEF4       Antimicrobial Levels - Peak & Trough, Cefotaxime                                           [***]*
     5761CEF5       Antimicrobial Levels - Peak & Trough, Cefoxitin                                            [***]*
     5761CEF6       Antimicrobial Levels - Peak & Trough, Ceftazidime                                          [***]*
     5761CEF7       Antimicrobial Levels - Peak & Trough, Ceftriaxone                                          [***]*
     5761CEP        Antimicrobial Levels - Peak & Trough, Cephalothin                                          [***]*
     5761CHL        Antimicrobial Levels - Peak & Trough, Chloramphenicol                                      [***]*
     576lClP        Antimicrobial Levels - Peak & Trough, Ciprofloxacin                                        [***]*
     5761GEN        AntimicrobiaI Levels - Peak & Trough, Gentamicin                                           [***]*
     5761TRl        Antimicrobial Levels - Peak & Trough, Trimethoprim                                         [***]*
     5761VAN        Antimicrobial Levels - Peak & Trough, Vancomycin                                           [***]*
       5677         AntimicrobiaI Serum Inhibitory-Cidal Level                                                 [***]*
       5678         Antimicrobial Synergy Study                                                                [***]*
       5670         Antimicrobial Synergy Study with MBC                                                       [***]*
       4397         Antimony                                                                                   [***]*
      4397U         Antimony 24hr Urine                                                                        [***]*
      4397UR        Antimony Urine Random                                                                      [***]*
      4397W         Antimony Whole Blood                                                                       [***]*
       1862         Antineutrophil Cytoplasmic Autoantibodies                                                  [***]*
       1066         Antinuclear Abs Evaluation w/ C3                                                           [***]*
       1065         Antinuclear Abs Evaluation w/ C4                                                           [***]*
       1003         Antinuclear Abs Panel                                                                      [***]*
       1126         Antinuclear Abs Profile                                                                    [***]*
       1125         Antinuclear Abs Profile #1                                                                 [***]*
       1121         Antinuclear Abs Reflex to Profile                                                          [***]*
       1120         Antinuclear Abs Reflex to Profile #1                                                       [***]*
       1100         Antinuclear Abs w/ International Units & Pattern                                           [***]*
      1100F         Antinuclear Abs w/ International Units & Pattern Body Fluid                                [***]*
       1776         Antiphospholipid Eval & Phosphoglycerol/Phosphoinositol                                    [***]*
       1776         Antiphospholipid Eval & Phosphoglycerol/Phosphoinositol                                    [***]*
       1080         Antiphospholipid Syndrome EvaIuation                                                       [***]*
      1080S         Antiphospholipid Syndrome Evaluation w/o LA                                                [***]*
       1082         Antiphospholipid Syndrome Evaluation, Expanded                                             [***]*
       2376         Antistreptolysin O Abs (ASO)                                                               [***]*
       5952         Antithrombin II Evaluation                                                                 [***]*
       5951         Antithrombin III Functional                                                                [***]*
       3253         Antithrombin III Plasma Ag                                                                 [***]*
       1916         Apo E GenotypR (for all purp except late-onset Alzheimers)                                 [***]*
       1901         Apolipoprotein A-1                                                                         [***]*

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       1903         Apolipoprotein B                                                                           [***]*
       1900         Apolipoprotein Evaluation                                                                  [***]*
       8226         Arbovirus IgM Abs                                                                          [***]*
      8226C         Arbovirus IgM Abs CSF                                                                      [***]*
      8226P         Arbovirus IgM Abs Paired                                                                   [***]*
       7800         Arbovirus IgM Antibody Index                                                               [***]*
       9521         Arbovirus Total Abs [default]                                                              [***]*
      9521C         Arbovirus Total Abs CSF [default]                                                          [***]*
      9521P         Arbovirus Total Abs Paired                                                                 [***]*
      9521CP        Arbovirus Total Abs Paired CSF                                                             [***]*
      4867U         Arsenic 24hr Urine                                                                         [***]*
       4867         Arsenic Serum                                                                              [***]*
      4867UI        Arsenic Urine Industrial                                                                   [***]*
      4867W         Arsenic Whole Blood                                                                        [***]*
       5004         Arthritis Evaluation                                                                       [***]*
       5001         Arthritis Evaluation #1                                                                    [***]*
       5003         Arthritis Evaluation #3                                                                    [***]*
       5002         Arthritis Evaluation A                                                                     [***]*
       1010         Arthritis Evaluation B                                                                     [***]*
       5011         Arthritis-Spondylitis Evaluation                                                           [***]*
       5012         Arthritis-Spandylitis Evaluation #2                                                        [***]*
       5013         Arthritis-Spondylitis Evaluation #3                                                        [***]*
       5014         Arthritis-Spondylitis Evaluation #4                                                        [***]*
       5015         Arthritis-Spondylitis Evaluation #5                                                        [***]*
       3328         Arylsulfatase A & B Urine                                                                  [***]*
       3300         Arylsulfatase A Urine                                                                      [***]*
       3301         Arylsulfatase B Urine                                                                      [***]*
       2326         Aspergillus Abs [DD]                                                                       [***]*
       9941         Aspergillus Abs Panel [default]                                                            [***]*
      9941C         Aspergillus Abs Panel CSF                                                                  [***]*
      9941P         Aspergillus Abs Panel Paired                                                               [***]*
       2316         Aspergillus Evaluation                                                                     [***]*
       9961         Aspergillus IgG Abs                                                                        [***]*
      9961C         Aspergillus IgG Abs CSF                                                                    [***]*
      9961P         Aspergillus IgG Abs Paired                                                                 [***]*
       9932         Aspergillus IgG Antibody Index                                                             [***]*
       9946         Aspergillus IgM Abs                                                                        [***]*
      9946C         Aspergillus IgM Abs CSF                                                                    [***]*
      9946P         Aspergillus IgM Abs Paired                                                                 [***]*
       2506         Aspergillus Total Abs [CF]                                                                 [***]*
      2506C         Aspergillus Total Abs [CF] CSF                                                             [***]*
      2506P         Aspergillus Total Abs (CF] Paired                                                          [***]*
      2326C         Aspergillus Total Abs [DD] CSF                                                             [***]*
       1345         AST (SGOT)                                                                                 [***]*
       2011         Atypical Pneumonia Abs Evaluation                                                          [***]*
      2011P         Atypical Pneumonia Abs Evaluation Paired                                                   [***]*
       2928         Atypical Pneumonia DNA DetectR                                                             [***]*
       5918         Autoimmune Hepatitis EvaluatR                                                              [***]*
       5916         Autoimmune Hepatitis EvaluatR PLUS                                                         [***]*
       2161         Babesia microti IgG & IgM Abs                                                              [***]*

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
      2161C         Babesia microti IgG & IgM Abs CSF                                                          [***]*
      2161P         Babesia microti IgG & IgM Abs Paired                                                       [***]*
       2136         Babesia microti IgG Abs                                                                    [***]*
      2136P         Babesia microti IgG Abs Paired                                                             [***]*
       2141         Babesia microti IgM Abs                                                                    [***]*
      2141P         Babesia microti IgM Abs Paired                                                             [***]*
       2146         Babesia spp. Organism Detection                                                            [***]*
       2151         Babesiosis Evaluation                                                                      [***]*
       9601         Bacterial Ag Detection                                                                     [***]*
      9601C         Bacterial Ag Detection CSF                                                                 [***]*
      9601U         Bacterial Ag Detection Urine                                                               [***]*
       4072         Bacterial Permeability-increasing (BPI) Protein Autoabs Eval                               [***]*
      4108U         Barbiturates Urine                                                                         [***]*
       8861         Bartonella henselae & B. quintana DNA DetectR                                              [***]*
       8863         Bartonella henselae & B. quintana IgG & IgM Abs SeroDx                                     [***]*
       8857         BartonelIa henselae CNS Infection Evaluation                                               [***]*
       8851         Bartonella henselae IgG & IgM Abs [default]                                                [***]*
      8851C         Bartonella henselae IgG & IgM Abs CSF                                                      [***]*
      8851P         Bartonella henselae IgG & IgM Abs Paired                                                   [***]*
       8855         Bartonella henselae IgG & IgM Antibody Index                                               [***]*
       7511         Bartonella quintana DNA DetectR                                                            [***]*
       8864         Bartonella quintana IgG & IgM Abs                                                          [***]*
       2413         Bartonella spp. Culture                                                                    [***]*
       1888         bcl-2-Gene Translocation [SB]                                                              [***]*
       1890         bcr/abl Gene Rearrangement [SB]                                                            [***]*
       5350         bcr/abl Gene Translocation [PCR]                                                           [***]*
      1588U         Bence-Jones Protein, Qualitative Urine                                                     [***]*
       4110         Benzodiazepine Screen Serum                                                                [***]*
      4110U         Benzodiazepine Screen Urine                                                                [***]*
       4073         Benztropine [cogentin]                                                                     [***]*
       1470         Beryllium-induced Lymphocyte Proliferation                                                 [***]*
       1472         Beryllium-specific in vitro Immunization System                                            [***]*
       1083         Beta-2-Glycoprotein I IgG, IgM & IgA Autoabs [Beta-2-GPI]                                  [***]*
       3143         Beta-2-MicrogIobuIin                                                                       [***]*
      3143C         Beta-2-Microglobulin CSF                                                                   [***]*
      3143F         Beta-2-Microglobulin Fluid                                                                 [***]*
      3143U         Beta-2-Microglobulin Urine                                                                 [***]*
      3143SR        Beta-2-Microglobulin w/Serial Graphics                                                     [***]*
       3886         Beta-chemokine Panel                                                                       [***]*
       3323         Beta-Glucuronidase                                                                         [***]*
      3323C         Beta-Glucuronidase CSF                                                                     [***]*
       3187         Beta-hCG Pregnancy                                                                         [***]*
       4970         Beta-Thalassemia and Hemoglobinopathy Screen                                               [***]*
       5941         Beta-Thromboglobulin                                                                       [***]*
       5300         Bicarbonate                                                                                [***]*
       5313         Bilirubin Fractionated                                                                     [***]*
       3554         Bilirubin, Total                                                                           [***]*
       9617         Bladder Tumor Antigen                                                                      [***]*
       8346         Blastomyces IgG Abs [default]                                                              [***]*
      8346C         Blastomyces IgG Abs CSF                                                                    [***]*


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      8346P         Blastomyces IgG Abs Paired                                                                 [***]*
       8340         Blastomyces IgG Antibody Index                                                             [***]*
       2511         Blastomyces Total Abs [CF] [default]                                                       [***]*
      2511C         Blastomyces Total Abs [CF] CSF                                                             [***]*
      2511P         Blastomyces Total Abs [CF] Paired                                                          [***]*
       2328         Blastomyces Total Abs [DD]                                                                 [***]*
      2328C         Blastomyces Total Abs [DD] CSF                                                             [***]*
       2428         Bordetella pertussis / parapertussis Ag Detection                                          [***]*
       2416         Bordetelia pertussis / parapertussis Culture                                               [***]*
       2430         Bordetella pertussis / parapertussis Evaluation                                            [***]*
       9671         Bordetella pertussis / parapertussis IgG Abs                                               [***]*
      9671C         Bordetella pertussis / parapertussis IgG Abs CSF                                           [***]*
      9671CP        Bordetella pertussis / parapertussis IgG Abs CSF Paired                                    [***]*
      9671P         Bordetella pertussis / parapertussis IgG Abs Paired                                        [***]*
       9676         Bordatella pertussis / parapartussis IgG, IgM & IgA Abs                                    [***]*
      9676C         Bordetella pertussis / parapartussis IgG, IgM & IgA Abs CSF                                [***]*
      9676P         Bordetella pertussis / parapertussis IgG, IgM & IgA Abs Pair                               [***]*
      9676CP        Bordetella pertussis / parapertussis IgG, IgM &IgA Abs Pr CSF                              [***]*
       9681         Bordetella pertussis / parapertussis IgM & IgA Abs                                         [***]*
      9681C         Bordetella pertussis / parapertussis IgM & IgA Abs CSF                                     [***]*
     9681CIP        Bordetelia pertussis / parapertussis IgM & IgA Abs Pair CSF                                [***]*
      9681P         Bordetella pertussis / parapertussis IgM & IgA Abs Paired                                  [***]*
       9686         Bordetella pertussis / parapertussis IgM Abs                                               [***]*
       9687         Bordetella pertussis Toxin IgG Abs                                                         [***]*
       7570         Borrelia burgdorferi DNA DetectR                                                           [***]*
       8941         Borrelia burgdorferi IgG & IgM Abs [EIA] [default]                                         [***]*
      8941C         Borrelia burgdorferi IgG & IgM Abs [EIA] CSF                                               [***]*
      8941P         BorreIia burgdorferi IgG & IgM Abs [EIA] Paired                                            [***]*
      8941CP        Borrelia burgdorferi IgG & IgM Abs [EIA] Paired CSF                                        [***]*
      8941SF        Borrelia burgdarferi IgG & IgM Abs [ElA] Syn Fluid                                         [***]*
       7711         Borrelia burgdorferi IgG & IgM Abs [IB]                                                    [***]*
      7711B         Borrelia burgdorferi IgG & IgM Abs [IS] + bands                                            [***]*
      7711C         Borrelia burgdorferi IgG & IgM Abs [IB] CSF                                                [***]*
      7711CB        Borrelia burgdorferi IgG & IgM Abs [IB] CSF + bands                                        [***]*
      7711BP        Borrelia burgdorferi IgG & IgM Abs [lB] Paired + bands                                     [***]*
      7711SF        Borrelia burgdorferi IgG & IgM Abs [IS] Syn Fluid                                          [***]*
       7716         Borrelia burgdorferl IgG & IgM Abs with IB                                                 [***]*
      7716B         Borrelia burgdorferi IgG & IgM Abs with IB + bands                                         [***]*
      7716C         Borrelia burgdorferi IgG & IgM Abs with IB CSF                                             [***]*
      7716C8        Borrelia burgdorferi Igg & IgM Abs with IB CSF + bands                                     [***]*
      7716P         Borrelia burgdorferi IgG & IgM Abs with IB Paired                                          [***]*
      7716BP        Borrelia burgdorferi IgG & IgM Abs with IB Paired + bands                                  [***]*
      7716SF        Borrelia burgdorferi IgG.& IgM Abs with IB Syn Fluid                                       [***]*
       7970         Borrelia burgdorferi IgG & IgM Antibody Index                                              [***]*
      7970SF        Borrelia burgdorferi IgG & IgM Antibody Index Synovial Fluid                               [***]*
      7970SF        Borrelia burgdorferi IgG & IgM Antibody Index Synovial Fluid                               [***]*
       8951         Borrelia burgdorferi IgG Abs                                                               [***]*
      8951C         Borrelia burgdarferi IgG Abs CSF                                                           [***]*
      8951CP        Borrelia burgdorferi IgG Abs CSF Paired                                                    [***]*
      8951P         Borrelia burgdorferi IgG Abs Paired                                                        [***]*

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

      8951SF        Borrelia burgdorferi IgG Abs Syn Fluid                                                     [***]*
       8945         Borrelia burgdorferi IgG Antibody Index                                                    [***]*
      8945SF        Borrelia burgdorferi IgG Antibody Index Synovial Fluid                                     [***]*
       8961         Borrelia burgdorferi IgM Abs                                                               [***]*
      8961C         Borrelia burgdorferi IgM Abs CSF                                                           [***]*
      8961P         Borrelia burgdorferi IgM Abs Paired                                                        [***]*
     8961CIP        Borrelia burgdorferi IgM Abs Paired CSF                                                    [***]*
      8961SF        Borrelia burgdorferi IgM Abs Syn Fluid                                                     [***]*
       7975         Borrelia burgdorferi IgM Antibody Index                                                    [***]*
       1646         Borrelia burgdorferi Lymphocyte Proliferation Analysis                                     [***]*
       9396         Borrelia hermsii IgG & IgM Abs                                                             [***]*
      9396C         Borrelia herrnsii IgG & IgM Abs CSF                                                        [***]*
      9396P         Borrelia hermsiliIgG & IgM Abs Paired                                                      [***]*
       9326         Borrelia hermsii IgG Abs                                                                   [***]*
       9331         Borrelia hermsii IgM Abs                                                                   [***]*
       2415         Borrelia spp. Culture                                                                      [***]*
       3022         Breast Cancer Monitor I                                                                    [***]*
      3022SR        Breast Cancer Monitor I w/Serial Graphics                                                  [***]*
       3023         Breast Cancer Monitor II                                                                   [***]*
      3023SR        Breast Cancer Monitor II w/Serial Graphics                                                 [***]*
       1805         Breast Cancer Profile 1 - Frozen                                                           [***]*
       1804         Breast Cancer Profile 1 - Paraffin                                                         [***]*
       1803         Breast Cancer Profile 2 - Frozen                                                           [***]*
       1813         Breast Cancer Profile 2 - Paraffin                                                         [***]*
       1819         Breast Cancer Profile 3 - Paraffin                                                         [***]*
       1807         Breast Cancer Profile 4 - Frozen                                                           [***]*
       1817         Breast Cancer Profile 4 - Paraffin                                                         [***]*
       1801         Breast Cancer Profile 5 - Frozen                                                           [***]*
       1812         Breast Cancer Profile 5 - Paraffin                                                         [***]*
       1811         Breast Cancer Profile 6 - Paraffin                                                         [***]*
       1816         Breast Cancer Profile 7 - Paraffin                                                         [***]*
       1809         Breast Cancer Profile 9 - Frozen                                                           [***]*
       8836         Brucella abortus IgG Abs                                                                   [***]*
      8836C         Brucella abortus IgG Abs CSF                                                               [***]*
      8836P         Brucella abortus IgG Abs Paired                                                            [***]*
       7695         Brucella abortus IgG Antibody lndex                                                        [***]*
      8831C         Brucella abortus IgG, IgM & IgA Abs CSF                                                    [***]*
      8831P         Brucella abortus IgG, IgM & IgA Abs Paired                                                 [***]*
      8831CP        Brucella abortus IgG, IgM & IgA Abs Paired CSF                                             [***]*
       8831         Brucella abortus IgG, IgM, & IgA Abs                                                       [***]*
       1116         Brush Border Total Autoabs                                                                 [***]*
       8241         Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs                                      [***]*
      8241C         Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs CSF                                  [***]*
      8241P         Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs Paired                               [***]*
       3121         CA 125                                                                                     [***]*
      3121F         CA 125 Fluid                                                                               [***]*
      3121SR        CA 125 w/Serial Graphics                                                                   [***]*
       3119         CA 15-3                                                                                    [***]*
      3119SR        CA 15-3 w/ Serial Graphics                                                                 [***]*
       3120         CA 19-9                                                                                    [***]*

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      3120F         CA 19-9 Fluid                                                                              [***]*
      3120SR        CA 19-9 w/Serial Graphics                                                                  [***]*
       3134         CA27.29                                                                                    [***]*
      3134SR        CA27.29 w/Serial Graphics                                                                  [***]*
      4868U         Cadmium 24hr Urine                                                                         [***]*
       4500         Cadmium Exposure Panel - OSHA - 24hr Urine                                                 [***]*
      4500UR        Cadmium Exposure Panel - OSHA - Random Urine                                               [***]*
      4501U         Cadmium Exposure Panel 24hr Urine                                                          [***]*
      4502U         Cadmium Exposure Panel 24hr Urine - Limited                                                [***]*
       4868         Cadmium Serum                                                                              [***]*
      4868W         Cadmium Whole Blood                                                                        [***]*
       3126         Calcitonin                                                                                 [***]*
       4831         Calcium, Ionized                                                                           [***]*
       4831         Calcium, Ionized                                                                           [***]*
       4836         Calcium, Total                                                                             [***]*
      4836U         Calcium, Total 24hr Urine                                                                  [***]*
      4836UR        Calcium, Urine Random                                                                      [***]*
       8176         California-La Crosse Encephalitis IgM Abs                                                  [***]*
      8176C         California-La Crosse Encephalitis IgM Abs CSF                                              [***]*
      8176P         California-La Crosse Encephalitis IgM Abs Paired                                           [***]*
       7820         California-La Crosse Encephalitis IgM Antibody lndex                                       [***]*
       8926         California-La Crosse Encephalitis Total Abs                                                [***]*
      8926C         California-La Crosse Encephalitis Total Abs CSF                                            [***]*
      8926P         California-La Crosse Encephalitis Total Abs Paired                                         [***]*
      8926CP        California-La Crosse Encephalitis Total Abs Paired CSF                                     [***]*
       5881         Campylobacter fetus Total Abs                                                              [***]*
      8881C         Campylobacter fetus Total Abs CSF                                                          [***]*
      8881P         Campylobacter fetus Total Abs Paired                                                       [***]*
       8886         Campylobacter jejuni Total Abs [CF]                                                        [***]*
      8886C         Campylobacter jejuni Total Abs [CF] CSF                                                    [***]*
      8886P         Campylobacter jejuni Total Abs [CF] Paired                                                 [***]*
       8866         Campylobacter jejuni Total Abs [ElA]                                                       [***]*
      8866C         Campylobacter jejuni Total Abs [EIA] CSF                                                   [***]*
       5704         Campylobacter spp. Culture                                                                 [***]*
       9190         Candida Ag Detection                                                                       [***]*
      9190P         Candida Ag Detection Paired                                                                [***]*
       2346         Candida albicans Abs Titer [default]                                                       [***]*
      2346P         Candida albicans Abs Titer Paired                                                          [***]*
       2344         Candida albicans Evaluation [default]                                                      [***]*
       2343         Candida albicans EvaIuation without Ag                                                     [***]*
      4132U         Cannabinoids Urine                                                                         [***]*
       4114         Carbamazepine                                                                              [***]*
       4116         Carbamazepine, Free                                                                        [***]*
       4003         Carbohydrate-deficient Glycoprotein Syndrome                                               [***]*
       4005         Carbohydrate-deficient Transferrin (CDT) UltraQuant                                        [***]*
       4001         Carbohydrate-deficient Transferrin and Genetic D Variants                                  [***]*
       3999         Carbohydrate-deficient Transferrin, Qualitative                                            [***]*
       3258         Carcinoembryonic Ag [CEA]                                                                  [***]*
      3258F         Carcinoembryonic Ag Body Fluid                                                             [***]*

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      3258NY        Carcinoembryonic Ag New York                                                               [***]*
      3258SR        Carcinoembryonic Ag w/Serial Graphics                                                      [***]*
      3258C         Carcinoembyronic Ag CSF                                                                    [***]*
       3070         Carcinoid Evaluation                                                                       [***]*
       3374         Cardiolipin IgA Autoabs                                                                    [***]*
       3372         Cardiolipin IgG Autoabs                                                                    [***]*
      3371C         Cardiolipin IgG, IgM & IgA Abs CSF                                                         [***]*
      3371P         Cardiolipin IgG. IgM & IgA Abs Paired                                                      [***]*
       3371         CardioIipin IgG, IgM & IgA Autoabs [default]                                               [***]*
       3373         Cardiolipin IgM Autoabs                                                                    [***]*
       5991         Cardiovascular Thrombotic Risk AssessR                                                     [***]*
       3998         Carotenes, alpha and beta                                                                  [***]*
      3304U         Catecholamines, Fractionated 24hr Urine                                                    [***]*
       3304         Catecholamines, Fractionated Plasma                                                        [***]*
       1851         Cathepsin D                                                                                [***]*
       5368         CC-CKR5 GenotypR                                                                           [***]*
       1692         CD103 Surface Marker                                                                       [***]*
       1686         CD15/30 Surface Marker                                                                     [***]*
       1687         CID 16/55 Surface Marker                                                                   [***]*
       1688         CD19 Surface Marker                                                                        [***]*
       1683         CD3 Surface Marker                                                                         [***]*
       1689         CD38 Surface Marker                                                                        [***]*
       1684         CD4 Surface Marker                                                                         [***]*
       1690         CD41 Surface Marker                                                                        [***]*
       1691         CD42 Surface Marker                                                                        [***]*
       1685         CD8 Surface Marker                                                                         [***]*
       4007         CDT UltraQuant with reflex to Genetic D Variants                                           [***]*
       1076         Celiac Disease Abs Evaluation                                                              [***]*
       1077         Celiac Disease EvaluatR                                                                    [***]*
       1650         Cellular Immune Dysfunction Evaluation                                                     [***]*
       1109         Centromere Autoabs                                                                         [***]*
       1516         Ceruloplasmin                                                                              [***]*
       9437         Chlamydia pnsumoniae Abs UltraQuant                                                        [***]*
       2401         Chlamydia pneumoniae Culture                                                               [***]*
       2922         Chlamydia pneumoniae DNA DetectR                                                           [***]*
       8081         Chlamydia pneumoniae IgM Abs                                                               [***]*
      8081P         Chlamydia pneumoniae IgM Abs Paired                                                        [***]*
       8071         Chlamydia pneumoniae Total & IgM Abs                                                       [***]*
      8071P         Chlamydia pneumoniae Total & IgM Abs Paired                                                [***]*
       8076         Chlamydia pneumoniae Total Abs                                                             [***]*
      8076P         Chlamydia pneumoniae Total Abs Paired                                                      [***]*
       8021         Chlamydia psittaci IgM Abs                                                                 [***]*
      8021P         Chlamydia psittaci IgM Abs Paired                                                          [***]*
       8031         Chlamydia psittaci Total & IgM Abs [default]                                               [***]*
      8031P         Chlamydia psittaci Total & IgM Abs Paired                                                  [***]*
       8026         Chlamydia psittaci Total Abs                                                               [***]*
      8026P         Chlamydia psittaci Total Abs Paired                                                        [***]*
      2631C         Chlamydia spp. Abs CSF                                                                     [***]*
       8006         Chlamydia spp. Abs Evaluation                                                              [***]*
      8006P         Chlamydia spp. Abs Evaluation Paired                                                       [***]*

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
      2631P         Chlamydia spp. Abs Paired                                                                  [***]*
       8011         Chlamydia spp. IgM Abs                                                                     [***]*
      8011P         Chlamydia spp. Abs Paired                                                                  [***]*
       8066         Chlamydia spp. Total & IgM Abs [default]                                                   [***]*
      8066P         Chlamydia spp. Total & IgM Abs Paired                                                      [***]*
       2631         Chlamydia spp. Total Abs                                                                   [***]*
       2521         Chlamydia spp. Total Abs [CF]                                                              [***]*
      2521C         Chlamydia spp. Total Abs [CF] CSF                                                          [***]*
      2521P         Chlamydia spp. TOtal Abs [CF] Paired                                                       [***]*
       8016         Chlamydia spp. Total Abs [MICRO-IF]                                                        [***]*
      8016P         Chlamydia spp. Total Abs [MICRO-IF] Paired                                                 [***]*
       2927         Chlamydia trachomatis / Neisseria gonorrhoeae by rRNA                                      [***]*
       2440         Chlamydia trachomatis Ag Detection [DFA]                                                   [***]*
       2420         Chlamydia trachomatis Ag Detection [EIA]                                                   [***]*
       2400         Chlamydia trachomatis Culture                                                              [***]*
       2925         Chlamydia trachomatis Detection rRNA                                                       [***]*
       7437         Chlamydia trechomatis DNA LCR                                                              [***]*
       9391         Chlamydia trachomatis IgA Abs                                                              [***]*
      9391C         Chlamydia trachomatis IgA Abs CSF                                                          [***]*
      9391P         Chlamydia trachomatis IgA Abs Paired                                                       [***]*
       9406         Chlamydia trachomatis IgG Abs [EIA]                                                        [***]*
      9406C         Chlamydia trachomatis IgG Abs [EIA] CSF                                                    [***]*
      9406P         Chlamydia trachomatis IgG Abs [EIA] Paired                                                 [***]*
       9321         Chlamydia trachomatis IgG Abs [IB]                                                         [***]*
       9401         Chlamydia trachomatis IgG IgM & IgA Abs                                                    [***]*
      9401P         Chlamydia trachomatis IgG IgM & IgA Abs Paired                                             [***]*
       9411         Chlamydia trechomatis IgM Abs IElA]                                                        [***]*
      9411C         Chlamydia trachomatis IgM Abs [ElA] CSF                                                    [***]*
      9411P         Chlamydia trachomatis IgM Abs [EIA] Paired                                                 [***]*
       8046         Chlamydia trachomatis IgM Abs [MICRO-IF]                                                   [***]*
      8046P         Chlamydia trachomatis IgM Abs [MlCRO-IF] Paired                                            [***]*
       8036         Chlamydia trachomatis Total & lgM Abs                                                      [***]*
      8036P         Chlamydia trachomatis Total & IgM Abs Paired                                               [***]*
       8041         Chlamydia trachomatis Total Abs                                                            [***]*
      8041P         Chlamydia trachomatis Total Abs Paired                                                     [***]*
       4916         Chlordiazapoxide [Librium]                                                                 [***]*
       5303         Chloride                                                                                   [***]*
       3454         Cholesterol Evaluation                                                                     [***]*
       3352         Cholesterol HDL                                                                            [***]*
       3350         Cholesterol, Total                                                                         [***]*
       3952         Chromogranin-A                                                                             [***]*
       5832         Chromosome & FISH for Genetic Disorders EvaIuation                                         [***]*
       5822         Chromosome Analysis: Amniotic Fluid                                                        [***]*
       5834         Chromosome Analysis: bcr/abl Gene Rearrangement by FISH                                    [***]*
       5814         Chromosome Analysis: Congenital Disorders, Blood                                           [***]*
       5830         Chromosome Analysis: FISH for Genetic Diseases                                             [***]*
       5800         Chromosome Analysis: HematologicaI Disorders I                                             [***]*
       5810         Chromosome Analysis: Hematological Disorders II                                            [***]*
      6806AF        Chromosome Analysis: Mosaicism Amniotic Fluid                                              [***]*
      5806BM        Chromosome Analysls: Mosaicism Bone Man-ow                                                 [***]*

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      5806SK        Chromosome Analysis: Mosaicism Skin                                                        [***]*
      5806W         Chromosome Analysis: Mosaicism Whole Blood                                                 [***]*
       5818         Chromosome Analysis: Products of Conception/Skin Biopsies                                  [***]*
       5812         Chromosome Analysis: Trisomy 12 by FISH                                                    [***]*
       5808         Chromosome Analysis: Trisomy 8 by FISH                                                     [***]*
       1651         Chronic Fatigue & Immune Dysfunction Syndrome Evaluation                                   [***]*
       1652         Chronic Fatigue & Immune Dysfunction Syndrome with NK Cell                                 [***]*
       1620         Chronic Granulomatous Disease                                                              [***]*
       4936         Ciprofloxacin                                                                              [***]*
      4936P         Ciprofloxacin Peak & Trough                                                                [***]*
       1040         Circulating Immune CompIex Detector                                                        [***]*
      1040F         Circulating Immune Complex Detector Fluid                                                  [***]*
       3970         Citrate                                                                                    [***]*
      3970U         Citrate, 24hr Urine                                                                        [***]*
       4938         Clofazimine                                                                                [***]*
      4938P         Clofazimine Peak & Trough                                                                  [***]*
       4962         Clomipramine [Anafranil] & Dasmethylclomipramine                                           [***]*
       4918         Clonazepam                                                                                 [***]*
       2411         Clostridium difficile Culture                                                              [***]*
       7672         Clostridium difficile Culture & Toxin Evaluation                                           [***]*
       7691         Clostridium difficile Toxin A Detection                                                    [***]*
       2412         Clostridium difficile Toxin B Detection                                                    [***]*
       7670         Clostridium difficile Toxin Evaluation                                                     [***]*
       4964         Clozapine Plasma                                                                           [***]*
      4118U         Cocaine Metabolites Urine                                                                  [***]*
       8321         Coccidioides IgG Abs                                                                       [***]*
      8321C         Coccidioides IgG Abs CSF                                                                   [***]*
      8321P         Coccidioides IgG Abs Paired                                                                [***]*
      8321CP        Coccidioides IgG Abs Paired CSF                                                            [***]*
       8891         Coccidioides IgG Antibody Index                                                            [***]*
       8331         Coccidioides IgG, IgM & IgA Abs                                                            [***]*
      8331C         Coccidioides IgG, IgM & IgA Abs CSF                                                        [***]*
      8331P         Coccidioides IgG, IgM & IgA Abs Paired                                                     [***]*
      8331CP        Coccidioides IgG, IgM & IgA Abs Paired CSF                                                 [***]*
       8316         Coccidioides IgM Abs                                                                       [***]*
      8316C         Coccidioides IgM Abs CSF                                                                   [***]*
      8316P         Coccidioides IgM Abs Paired                                                                [***]*
      8316CP        Coccidioides IgM Abs Paired CSF                                                            [***]*
       2526         Coccidioides Total Abs [CF] [default]                                                      [***]*
      2526C         Coccidloides Total Abs (CF) CSF                                                            [***]*
      2526P         Coccidioides Total Abs [CF] Paired                                                         [***]*
      2526CP        Coccidioides Total Abs [CF] Paired CSF                                                     [***]*
       2332         Coccidioides Total Abs [DD]                                                                [***]*
      2332C         Coccidioides Total Abs [DD] CSF                                                            [***]*
      2332P         Coccidioides Total Abs [DD] Paired                                                         [***]*
       9166         Coccidioides Total Abs [LPA]                                                               [***]*
      9166P         Coccidioides Total Abs [LPA] Paired                                                        [***]*
       2030         Coccidioides Total Abs EvaIuation [default]                                                [***]*
      2030P         Coccidioides Total Abs Evaluation Paired                                                   [***]*
       9026         Cold Agglutinins                                                                           [***]*

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       1476         Collagen Type I & IV IgG Autoabs                                                           [***]*
       1477         Collagen Type I IgG Autoabs                                                                [***]*
       1474         Collagen Type II IgG Autoabs                                                               [***]*
       1478         Collagen Type I & IV IgG Autoabs                                                           [***]*
       8636         Colorado Tick Fever Total Abs                                                              [***]*
      8636P         Colorado Tick Fever Total Abs Paired                                                       [***]*
       3024         Colorectal Cancer Monitor                                                                  [***]*
      3024SR        Colorectal Cancer Monitor w/Serial Graphics                                                [***]*
      1828BK        Colorectal Cancer Prognosis - Block                                                        [***]*
       5902         Complement Deficiency Detector Evaluation                                                  [***]*
       1020         Complement Evaluation                                                                      [***]*
       1021         Complement Evaluation Plus CH50                                                            [***]*
       1940         Complement Functional Activity: C1 Esterase                                                [***]*
       1631         Complement Functional Activity: C1 Esterase lnhibitor                                      [***]*
       1942         Complement Functional Activity: C2                                                         [***]*
       1944         Complement Functional Activity: C3                                                         [***]*
       1946         Complement Functional Activity: C4                                                         [***]*
       1948         Complement Functional Activity: C5                                                         [***]*
       1950         Compiement Functional Activity: C6                                                         [***]*
       1952         Complement Functional Activity: C7                                                         [***]*
       1954         Complement Functional Activity: C8                                                         [***]*
       1956         Complement Functional Activity: C9                                                         [***]*
       1958         Complement Functional Activity: Factor B                                                   [***]*
      1600F         Complement Functional Activity: Total CH50 Body Fluid                                      [***]*
      1020F         Complement Panel Fluid                                                                     [***]*
       1530         Complement Protein Concentration: C 1 Esterase Inhibitor                                   [***]*
       1615         Complement Protein Concentration C1q                                                       [***]*
      1615F         Complement Protein Concentration: C1q Fluid                                                [***]*
       1970         Complement Protein Concentration: C1r                                                      [***]*
       1972         Complement Protein Concentration: C1s                                                      [***]*
       1605         Complement Protein Concentration: C2                                                       [***]*
       1501         Complement Protein Concentration: C3 [default]                                             [***]*
      1501F         Complement Protein Concentration: C3 Body Fluid                                            [***]*
       1504         Complement Protein Concentration: C4 [default]                                             [***]*
      1504F         Complement Protein Concentration: C4 Fluid                                                 [***]*
       1610         Complement Protein Concentration: C5                                                       [***]*
       1938         Complement Protein Concentration: C5a                                                      [***]*
       1976         Complement Protein Concentration: C6                                                       [***]*
       1978         Complement Protein Concentration- C7                                                       [***]*
       1980         Complement Protein Concentration: C8                                                       [***]*
       1982         Complement Protein Concentration: C9                                                       [***]*
       1511         Complement Protein Concentration: Factor B                                                 [***]*
      1511R         Complement Protein Concentration: Factor B Fluid                                           [***]*
       1984         Complement Protein Concentration: Factor H                                                 [***]*
       1986         Complement Protein Concentration: Factor l                                                 [***]*
       1988         Complement Protein Concentration: Properdin                                                [***]*
       1486         Complement Split Product Concentration: C3a                                                [***]*
      1486C         Complement Split Product Concentration: C3a CSF                                            [***]*
       1968         Complement Split Product Concentration: Factor Bb Fragment                                 [***]*
       1998         Complement Split Product Concentration: iC3b                                               [***]*

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       1992         Complement Split Product Concentration; SC5b-9 Complex                                     [***]*
      1992C         Complement Split Product Concentration; SC5b-9 Complex CSF                                 [***]*
       1960         Complement AH50 Total Functional Activity Alternate Pathway                                [***]*
       1962         Complement Alternate Pathway Function                                                      [***]*
       1994         Complement: C1r:C1s:C1 Inhibitor CompIex                                                   [***]*
       1723         Complement: C3 & C4 Nephritic Factors EvaIuation                                           [***]*
       1612         Complement: C3 Nephritic Factor                                                            [***]*
       1996         Complement: C3b:Bb:Properdin Complex                                                       [***]*
       1365         Complement: C4 Allotyping                                                                  [***]*
       1995         Complement C4 Binding Protein                                                              [***]*
       1721         Complement C4 Nephritic Factor                                                             [***]*
       1990         Complement Cd/C4 Ratio                                                                     [***]*
       1600         Complement CH50 Total Functional Activity, Classic Pathway                                 [***]*
       5111         Complete Blood Count & Differential                                                        [***]*
       5110         Complete Blood Count, Platelet Count & Differential                                        [***]*
       3265         Congenital Adrenal Hyperplasia Evaluation                                                  [***]*
       1402         Conglutinin Solid Phase Immune Complex Assay                                               [***]*
      1402F         Conglutinin Solid Phase Immune Complex Assay Fluid                                         [***]*
      4870U         Copper 24hr Urine                                                                          [***]*
      4870PL        Copper Plasma                                                                              [***]*
      4870R         Copper RBC                                                                                 [***]*
       4870         Copper Serum                                                                               [***]*
       3128         Cortisol                                                                                   [***]*
       3136         Cortisol Plasma                                                                            [***]*
      3128C         Cortisol, Free 24hr Urine                                                                  [***]*
       2407         Corynebacterium diphtheriae Culture                                                        [***]*
       9371         Coxiella burnetii IgG Abs, Phase 1 & 2                                                     [***]*
      9371C         Coxiella bumetii IgG Abs, Phase 1 & 2 CSF                                                  [***]*
       9381         Coxiella burnetii IgG, IgM, & IgA Abs. Phase 1 & 2 [default)                               [***]*
      9381C         Coxiella burnetii IgG. IgM, & IgA Abs. Phase 1 & 2 CSF                                     [***]*
      9381P         Coxiella burnetii IgG, IgM, & IgA Abs, Phase 1 & 2 Paired                                  [***]*
       9376         Coxiella burnetii IgM Abs, Phase 1 & 2                                                     [***]*
      93760         Coxiella burnetii IgM Abs, Phase 1 & 2 CSF                                                 [***]*
      9376P         Coxiella burnetii lgM Abs, Phase 1 & 2 Paired                                              [***]*
      9371P         Coxiella burnetii IgG Abs, Phase 1 & 2 Paired                                              [***]*
       2546         Coxsackievirus A & B Abs Evaluation                                                        [***]*
      2546C         Coxsackievirus A & B Abs Evaluation CSF                                                    [***]*
      2546P         Coxsackievirus A & B Abs EvaIuation Paired                                                 [***]*
       2536         Coxsackievirus A Abs, Serotypes 7,9,10,16                                                  [***]*
      2536C         Coxsackievirus A Abs, Serotypes 7,9,10,16 CSF                                              [***]*
       2541         Coxsackievirus B Abs, Serotypes 1-6                                                        [***]*
      2541C         Coxsackievirus B Abs, Serotypes 1-6 CSF                                                    [***]*
      2541P         Coxsackievirus B Abs, Serotypes 1-6 Paired                                                 [***]*
       3140         C-Peptide                                                                                  [***]*
      3140U         C-Peptide Urine                                                                            [***]*
       1535         C-Reactive Protein                                                                         [***]*
      1535C         C-Reactive Protein CSF                                                                     [***]*
       1536         C-Reactive Protein UltraQuant                                                              [***]*
       3851         Creatine Kinase Isoenzymes (CK)                                                            [***]*
       3976         Creatine Phosphokinase                                                                     [***]*

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       1320         Creatinine                                                                                 [***]*
      1320U         Creatinine 24hr Urine                                                                      [***]*
       1322         Creatinine Clearance                                                                       [***]*
       2490         Creutzfeldt-Jakob Disease DetectR                                                          [***]*
       1151         Cryofibrinogen                                                                             [***]*
       1152         Cryofibrinogenemia Reflexive Evaluation                                                    [***]*
       1150         Cryofibrinogens with Reflex                                                                [***]*
       1158         Cryoglobulin & Cryofibrinogen                                                              [***]*
       1157         Cryoglobulinemia Reflexive Evaluation                                                      [***]*
       1155         Cryoglobulins with Reflex                                                                  [***]*
       9099         Cryptococcus Abs                                                                           [***]*
      9099C         Cryptococcus Abs CSF                                                                       [***]*
       9189         Cryptococcus Ag                                                                            [***]*
      9189C         Cryptococcus Ag CSF                                                                        [***]*
      9189U         Cryptococcus Ag Urine                                                                      [***]*
       2439         Cryptosporidium Ag Detection                                                               [***]*
       4940         Cycloserine                                                                                [***]*
      4940P         Cycloserine Peak & Trough                                                                  [***]*
       4313         Cyclosparine A [HPLC]                                                                      [***]*
       4309         Cyclosporine A and Metabolites Serum [FPIA] [default]                                      [***]*
       4311         Cyclosporine A and Metabolites Whole Blood [FPIA] [default]                                [***]*
       4315         Cyclosporine G [HPLC]                                                                      [***]*
       1138         Cystatin C                                                                                 [***]*
       9816         Cysticercus IgG Abs                                                                        [***]*
      9816C         Cysticercus IgG Abs CSF                                                                    [***]*
      9816CS        Cysticercus IgG Abs Evaluation [Serum & CSF]                                               [***]*
       5917         Cytokeratin Autoabs                                                                        [***]*
       2421         Cytomegalovirus Ag Detection                                                               [***]*
       8562         Cytomegalovirus CNS Infection AccuDx                                                       [***]*
       2418         Cytomegalovirus Culture                                                                    [***]*
       7575         Cytomegalovirus DNA Detector                                                               [***]*
       9430         Cytomegalovirus DNA UltraQuant                                                             [***]*
       9436         Cytomegalovirus IgG & IgM Abs [default]                                                    [***]*
      9436C         Cytomegalovirus IgG & IgM Abs CSF                                                          [***]*
      9436P         Cytomegalovirus IgG & IgM Abs Paired                                                       [***]*
       9431         Cytomegalovirus IgG Abs                                                                    [***]*
      9431C         Cytomegalovirus IgG Abs CSF                                                                [***]*
      9431P         Cytomegalovirus IgG Abs Paired                                                             [***]*
      9431CP        Cytomegalovirus IgG Abs Paired CSF                                                         [***]*
       8560         Cytomegalovirus IgG Antibody Index                                                         [***]*
       2486         Cytomegalovirus IgM Abs                                                                    [***]*
      2486C         Cytomegalovirus IgM Abs CSF                                                                [***]*
      2486P         Cytomegalovirus IgM Abs Paired                                                             [***]*
      2106U         Cytomegalovirus immediate-early Ag Urine                                                   [***]*
       2106         Cytomegalovirus Immediate-early Ag Whole Blood                                             [***]*
       2551         Cytomegalovirus Total Abs                                                                  [***]*
      2551C         Cytomegalovirus Total Abs CSF                                                              [***]*
       4200         D-Dimer                                                                                    [***]*
       3146         Dehydroepiandrosterone                                                                     [***]*
       3150         Dehydmepiandrosterone-Sulfate                                                              [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

       4956         Delavirdine MonitR                                                                         [***]*
       7646         Dengue Virus IgM Abs                                                                       [***]*
      7646C         Dengue Virus IgM Abs CSF                                                                   [***]*
      7646P         Dengue Virus IgM Abs Paired                                                                [***]*
      7646CP        Dengue Virus IgM Abs Paired CSF                                                            [***]*
       7601         Dengue Virus Total Abs                                                                     [***]*
      7601C         Dengue Virus Total Abs CSF                                                                 [***]*
      7601P         Dengue Virus Total Abs Paired                                                              [***]*
       3973         Deoxypyridinoline Cross-links                                                              [***]*
       1276         Deoxyribonucleoprotein Autoabs                                                             [***]*
       4920         Desalkylflurazepam                                                                         [***]*
       4922         Desipramine [Norpramin]                                                                    [***]*
       1031         Diabetes Evaluation                                                                        [***]*
       1032         Diabetes Mellitus Autoantibody Evaluation                                                  [***]*
       1036         Diabetes, Genetic Evaluation                                                               [***]*
       4926         Diazepam [Valium]                                                                          [***]*
       4957         Didanosine (ddl) MonitR                                                                    [***]*
       4120         Digitoxin                                                                                  [***]*
       4122         Digoxin                                                                                    [***]*
      1415P         Diphtheria Toxoid IgG Abs Pro/Post Vaccination                                             [***]*
       1415         Diphtheria Toxoid IgG Abs Single Serum                                                     [***]*
       3351         Direct LDL                                                                                 [***]*
       3127         Disaccharidases                                                                            [***]*
       4124         Disopyramide                                                                               [***]*
       5980         Disseminated lntravascular Coagulapathy Evaluation                                         [***]*
      5400NI        DNA Analysis [FC, No Interpretation]                                                       [***]*
      5402NI        DNA Analysis [IA. No Interpretation]                                                       [***]*
       1201         DNA Autoabs, Double-stranded                                                               [***]*
       1290         DNA Autoabs, Single-stranded                                                               [***]*
       5402         DNA Ploidy                                                                                 [***]*
      5400U         DNA Ploidy & Cell Cycle Analysis Bladder/Urine                                             [***]*
      5400BK        DNA Ploidy & Cell Cycle Analysis Block                                                     [***]*
      5400FZ        DNA Ploidy & Cell Cycle Analysis Frozen                                                    [***]*
       4924         Doxepin & Nordoxepin                                                                       [***]*
       4125         Drugs of Abuse Screen Serum                                                                [***]*
      4125U         Drugs of Abuse Screen Urine                                                                [***]*
       8181         Eastern Equine Encephalitis IgM Abs                                                        [***]*
      8181C         Eastern Equine EncephaIitis IgM Abs CSF                                                    [***]*
      8181P         Eastern Equine Encephalitis IgM Abs Paired                                                 [***]*
       7840         Eastern Equine Encephalitis IgM Antibody Index                                             [***]*
       8936         Eastern Equine Encephalitis Total Abs                                                      [***]*
      8936C         Eastern Equine Encephalitis Total Abs CSF                                                  [***]*
      8936P         Eastern Equine Encephalitis Total Abs Paired                                               [***]*
      8936CP        Eastern Equine Encephalitis Total Abs Paired CSF                                           [***]*
       8451         Echinococcus IgG Abs                                                                       [***]*
      8451C         Echinococcus IgG Abs CSF                                                                   [***]*
       8460         Echinococcus IgG Antibody Index                                                            [***]*
       8456         Echinococcus IgG, IgM & IgE Abs [default]                                                  [***]*
      8456C         Echinococcus IgG, IgM & IgE Abs CSF                                                        [***]*
      8456P         Echinococcus IgG, IgM & IgE Abs Paired                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
  TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   Page 16


       2566         Echovirus Abs, Serotypes 4,9,11 & 30                                                       [***]*
      2566C         Echovirus Abs, Serotypes 4,9,11 & 30 CSF                                                   [***]*
      2566P         Echovirus Abs, Serotypes 4,9,11 & 30 Paired                                                [***]*
       7848         Ehrlichia chaffeensis (HME) & E equi (HGE) IgG & IgM Abs Ev                                [***]*
       7851         Ehrlichia chaffeensis (HME) IgG & IgM Abs, [default]                                       [***]*
      7851P         Ehrlichia chaffeensis IgG & IgM (HME) Abs, Paired                                          [***]*
      7848P         Ehrlichia chaffeensis (HME) & E. equi(HGE) IgG & IgM Abs Pair                              [***]*
       7844         Ehrlichia equi IgG & IgM (HGE) Abs                                                         [***]*
       7846         Ehrlichiosis (Granulocytic) & Lyme Disease Evaluation                                      [***]*
       1225         EJ Autoantibodies                                                                          [***]*
       3556         Elastase Abs                                                                               [***]*
       5316         Electrolyte Panel                                                                          [***]*
       1580         Electrophoresis, Protein                                                                   [***]*
      1580C         Electrophoresis, Protein CSF                                                               [***]*
      1580U         Electrophoresis, Protein Urine Random                                                      [***]*
       2726         Encephalitis Viral Abs                                                                     [***]*
      2726C         Encephalitis Viral Abs CSF                                                                 [***]*
      2726P         EncephaIitis Viral Abs Paired                                                              [***]*
      2726CP        Encephalitis Viral Abs Paired CSF                                                          [***]*
       1191         Endomysial IgA Autoabs                                                                     [***]*
       3622         Endothelin                                                                                 [***]*
       3624         Endotoxin Plasma                                                                           [***]*
       4949         Enoxacin                                                                                   [***]*
       9016         Entamoeba histolytica Abs                                                                  [***]*
      9016P         Entamoeba histolytica Abs Paired                                                           [***]*
       5695         Entamoeba histolytica Ag Detection                                                         [***]*
       1346         Entamoeba histolytica IgG Abs                                                              [***]*
      1346P         Entamoeba histolytica IgG Abs Paired                                                       [***]*
       8441         Entamoeba histolytica IgG, IgM & IgA Abs [default]                                         [***]*
      8441C         Entamoeba histolytica IgG, IgM & IgA Abs CSF                                               [***]*
      8441P         Entamoeba histolytica IgG, IgM & IgA Abs Paired                                            [***]*
       2901         Entamoeba histolytica Total Abs                                                            [***]*
      2901C         Entamoeba histolytica Total Abs CSF                                                        [***]*
      2901CP        Entamoeba histolytica Total Abs Paired CSF                                                 [***]*
       3904         Eosinophil Cationic Protein                                                                [***]*
      3270U         Epinephrine 24hr Urine                                                                     [***]*
       3270         Epinephrine Plasma                                                                         [***]*
       7583         Epstein-Barr Virus DNA Detector                                                            [***]*
       7584         Epstein-Barr Virus DNA UltraQuant                                                          [***]*
       2131         Epstein-Barr Virus Early Ag (EA) IgA Abs                                                   [***]*
      2131F         Epstein-Barr Virus Early Ag (EA) IgA Abs Fluid                                             [***]*
      2131P         Epstein-Barr Virus Early Ag (EA) IgA Abs Paired                                            [***]*
      2126F         Epstein-Barr Virus Early Ag (EA) IgG Abs, diff/rest Fluid                                  [***]*
      2126P         Epstein-Barr Virus Early Ag (EA) IgG Abs, diff/rest Paired                                 [***]*
       2126         Epstein-Barr Virus EarIy Ag (EA) IgG Abs, diff/rest patterns                               [***]*
       2211         Epstein-Barr Virus EvaIuation [default]                                                    [***]*
      2211E         Epstein-Barr Virus Evaluation, Fluid                                                       [***]*
      2211P         Epstein-Barr Virus Evaluation, Paired                                                      [***]*
       2266         Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs                                               [***]*
      2266F         Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs Fluid                                         [***]*

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

      2266P         Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs Paired                                        [***]*
       2271         Epstein-Barr Virus Nuclear Ag (EDNA) IgM Abs                                               [***]*
      2271F         Epstein-Barr Virus Nuclear Ag (EBNA) lgM Abs Fluid                                         [***]*
      2271P         Epstein-Barr Virus Nuclear Ag (EBNA). lgM Abs Paired                                       [***]*
       8981         Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs                                           [***]*
      8981F         Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs Fluid                                     [***]*
      8981P         Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs Paired                                    [***]*
       2122         Epstein-Barr Virus Viral Capsid Ag (VCA) IgG & IgM Abs                                     [***]*
       2116         Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs                                           [***]*
      2116F         Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs Fluid                                     [***]*
      2116P         Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs Paired                                    [***]*
       2121         Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs                                           [***]*
      2121F         Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs Fluid                                     [***]*
      2121P         Epstein-Barr Virus Viral Capsid Ag (VCA) lgM Abs Paired                                    [***]*
       5180         Erythrocyte Sedimentation Rate                                                             [***]*
       1160         Erythropoietin                                                                             [***]*
       5640         Escherichia coli 0157:H7 Culture Confirmation                                              [***]*
       5642         Escherichia coli Enteroinvasive Toxin                                                      [***]*
       5639         Escherichis coli Enteropathogenic Stool Culture                                            [***]*
       5645         Escherichia coli Enteropathogenic Toxin                                                    [***]*
       5643         Escherichia coli Enterotoxigenic Toxin                                                     [***]*
       2381         Escherichia coli K1 / N. meningitidis Type B Ag                                            [***]*
      2381C         Escherichia coii K1 / N. meningitidis Type B Ag CSF                                        [***]*
      2381U         Escherichia coli K1 / N. meningitidis Type B Ag Urine                                      [***]*
       5641         Escherichia coli Pathogenicity Evaluation for Diarrhea                                     [***]*
       5644         Escherichia coli Verotoxin                                                                 [***]*
       3155         Estradiol                                                                                  [***]*
       3158         Estriol, Total                                                                             [***]*
      3158U         Estriol, Total 24hr Urine                                                                  [***]*
       3156         Estriol, Unconjugated                                                                      [***]*
       3162         Estrogen & Progesterone Receptor Frozen [ELA]                                              [***]*
       1830         Estrogen & Progesterone Receptor Paraffin [IHC]                                            [***]*
       1831         Estrogen Receptor                                                                          [***]*
       3164         Estrogens, Total (default]                                                                 [***]*
       3154         Estrone                                                                                    [***]*
       3148         Estrone Sulfate                                                                            [***]*
       4942         Ethambutol                                                                                 [***]*
      4942P         Ethambutol Peak & Trough                                                                   [***]*
       4913         Ethionamide                                                                                [***]*
      4913P         Ethionamide Peak & Trough                                                                  [***]*
       4126         Ethosuximide                                                                               [***]*
       1210         Extractable Nuclear Ag (ENA) IgG Autoabs                                                   [***]*
       5920         F-actin IgG Autoabs                                                                        [***]*
       5983         Factor Deficiency Detector                                                                 [***]*
       1941         Factor II Activity                                                                         [***]*
       1949         Factor IX Activity                                                                         [***]*
       1964         Factor IX Ag                                                                               [***]*
       1943         Factor V Activity                                                                          [***]*
       1966         Factor V Mutation (Leiden)                                                                 [***]*
       1945         Factor VII Activity                                                                        [***]*

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

       1947         Factor VIII Activity                                                                       [***]*
       1967         Factor VIII Inactivator                                                                    [***]*
       1951         Factor X Activity                                                                          [***]*
       1965         Factor X Ag                                                                                [***]*
       1953         Factor XI Activity                                                                         [***]*
       1955         Factor XII Activity                                                                        [***]*
       1957         Factor XIII Activity Qual w/reflex Quantitation                                            [***]*
       8426         Fasciola IgG & lgM Abs                                                                     [***]*
      8426C         Fasciola IgG & IgM Abs CSF                                                                 [***]*
      8426P         Fasciola IgG & IgM Abs Paired                                                              [***]*
       8421         Fasciola IgG Abs [EIA]                                                                     [***]*
       8431         Fasciola IgG Abs [IB]                                                                      [***]*
      8421C         Fasciola IgG Abs CSF                                                                       [***]*
      8421P         Fasciola IgG Abs Paired                                                                    [***]*
       9101         Febrile Agglutinins                                                                        [***]*
      9101P         Febrile Agglutinins Paired                                                                 [***]*
       4426         Fecal Fat (Lipids), Qualitative                                                            [***]*
       4428         Fecal Fat Acid Steatocrit                                                                  [***]*
       4427         Fecal Fat, Quantitative                                                                    [***]*
       2960         Fecal Leukocytes                                                                           [***]*
       3170         Ferritin                                                                                   [***]*
      4976AF        Fetal Hemoglobin, Quantitative Amniotic Fluid                                              [***]*
       4204         Fibrin Monomer, Soluble                                                                    [***]*
       4204         Fibrin Monomer, Soluble                                                                    [***]*
       4208         Fibrin Split Products                                                                      [***]*
       1426         Fibrinogen                                                                                 [***]*
       5977         Fibrinolysis Evaluation                                                                    [***]*
       9301         Filaria IgG & IgM Abs                                                                      [***]*
      9301C         Filaria IgG & IgM Abs CSF                                                                  [***]*
      9301P         Filaria IgG & IgM Abs Paired                                                               [***]*
       9306         Filaria IgG4 Abs                                                                           [***]*
       2360         Filaria Organism Detection                                                                 [***]*
       4921         Flecainide [FPIA]                                                                          [***]*
       4904         Fluconazole                                                                                [***]*
      4904P         FIuconazole Peak & Trough                                                                  [***]*
       4950         Fluoxetine & Norfluoxetine [Prozac]                                                        [***]*
       3522         Folate                                                                                     [***]*
      3522B         Folate RBC                                                                                 [***]*
       3174         Follicle-Stimulating Hormone                                                               [***]*
       2020         Follicle-Stimulating Hormone & Luteinizing Hormone Eval                                    [***]*
       5362         Fragile X DNA Probe Analysis [SB/PCR]                                                      [***]*
       5364         Fragile X DNA Probe Analysis with Chromosome Analysis                                      [***]*
       5364         Fragile X DNA Probe Analysis with Chromosome Analysis                                      [***]*
       8171         Francisella tularensis IgG, IgM & IgA Abs [default]                                        [***]*
      8171C         Francisella tularensis IgG, IgM & IgA Abs CSF                                              [***]*
      8171P         Francisella tularensis IgG, IgM & IgA Abs Paired                                           [***]*
       8166         Francisella tularensis Total Abs [Agglutinins]                                             [***]*
       3934         Fructosamine                                                                               [***]*
       2731         Fungal Abs [CF] [default]                                                                  [***]*
      2731C         Fungal Abs [CF] CSF                                                                        [***]*

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

      2731P         Fungal Abs [CF] Paired                                                                     [***]*
      7221C         Fungal Abs [EIA] CSF                                                                       [***]*
       2780         Fungal Antibody Panel: Invasive                                                            [***]*
       2785         Fungal Antibody Panel: Opportunistic                                                       [***]*
      2785C         Fungal Antibody Panel: Opportunistic CSF                                                   [***]*
       2790         Fungal Antibody Panel: Systemic                                                            [***]*
      2790C         Fungal Antibody Panel: Systemic CSF                                                        [***]*
       7221         Fungal IgG & IgM Abs [EIA]                                                                 [***]*
       7224         Fungal IgG Abs                                                                             [***]*
      7224C         Fungal IgG Abs CSF                                                                         [***]*
       5322         Fungus Culture & Stain                                                                     [***]*
       5779         Fungus Culture: Yeast Screen                                                               [***]*
       5324         Fungus Identification                                                                      [***]*
       5690         Fungus Identification, Exoantigen                                                          [***]*
       2940         Fungus Identification, rRNA                                                                [***]*
       2941         Fungus Stain                                                                               [***]*
      5662FC        Fungus Susceptibility: Custom MIC & MFC-5-Fluorocytosine                                   [***]*
      5662AM        Fungus Susceptibility: Custom MIC & MFC-Amphotericin B                                     [***]*
      5662FL        Fungus Susceptibility: Custom MlC & MFC-Fluconazole                                        [***]*
      5662IT        Fungus Susceptibility: Custom MIC & MFC-Itraconazole                                       [***]*
      5662KE        Fungus Susceptibility: Custom MIC & MFC-Ketoconazole                                       [***]*
      5662Ml        Fungus Susceptibility: Custom MIC & MFC-Miconazole                                         [***]*
      5662NY        Fungus Susceptibility: Custom MIC &. MFC-Nystatin                                          [***]*
      5661FC        Fungus Susceptibility: Custom MIC-5-Fluorocytosine                                         [***]*
      5661AM        Fungus Susceptibility: Custom MIC-Amphotericin B                                           [***]*
      5661FL        Fungus Susceptibility: Custom MIC-Fluconazole                                              [***]*
      5661IT        Fungus Susceptibility: Custom MIC-Itraconazole                                             [***]*
      5661KE        Fungus Susceptibility: Custom MIC-Ketoconazole                                             [***]*
      5661MI        Fungus Susceptibility: Custom MIC-Miconazole                                               [***]*
      5661NY        Fungus Susceptibility: Custom MIC-Nystatin                                                 [***]*
       5660         Fungus Susceptibility: MIC Panel                                                           [***]*
       8476         FUO Ab PANEL                                                                               [***]*
       3364         Gabapentin                                                                                 [***]*
       4011         Ganglioside Asialo-GM1 Autoabs                                                             [***]*
      4011C         Ganglioside Asialo-GM1 Autoabs CSI                                                         [***]*
       4056         Ganglioside Autoabs Evaluation                                                             [***]*
       4006         Ganglioside GD1a Autoabs                                                                   [***]*
       4041         Ganglioside GEM Autoabs                                                                    [***]*
      4041C         Ganglioside GD1b Autoabs CSF                                                               [***]*
       4058         Ganglioside GM1 Triple Evaluation                                                          [***]*
       4043         Ganglioside GQ1b Autoabs                                                                   [***]*
       1441         Ganglioside MonosiaIic Acid Autoabs                                                        [***]*
      1441C         Ganglioside Monosialic Acid Autoabs CSF                                                    [***]*
       5778         Gardnerella vaginalis & Grp S Streptococcus Culture Screen                                 [***]*
       1599         Gastric pH                                                                                 [***]*
       3176         Gastrin                                                                                    [***]*
       4901         Gentamicin                                                                                 [***]*
      4901P         Gentamicin Peak & Trough                                                                   [***]*
       5302         GGT                                                                                        [***]*
       2473         Giardia / Cryptosporidium Ag Detection [DFA)                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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

       7526         Giardia / Cryptosporidium Ag Detection [EIA]                                               [***]*
       7760         Giardia lamblia Ag Detection                                                               [***]*
       7726         Giardia lamblia IgG Abs                                                                    [***]*
       7751         Giardia lamblia IgG, IgM & IgA Abs                                                         [***]*
      7751C         Giardia lamblia IgG, IgM & IgA Abs CSF                                                     [***]*
      7751P         Giardia lamblia IgG, IgM & IgA Abs Paired                                                  [***]*
       7762         Giardiasis Evaluation                                                                      [***]*
       2948         Giemsa Stain                                                                               [***]*
       1286         Gliadin IgA Abs                                                                            [***]*
       1266         Gliadin IgG & IgA Abs [default]                                                            [***]*
      1266P         Gliadin IgG & IgA Abs Paired                                                               [***]*
       1261         Gliadin IgG Abs                                                                            [***]*
       1051         Glial Fibrillary Acidic Protein Autoabs [GFAP]                                             [***]*
       1136         Glomerular Basement Membrane IgG Autoabs                                                   [***]*
       3616         Glucagon                                                                                   [***]*
       5301         Glucose                                                                                    [***]*
      5301P         Glucose, Plasma                                                                            [***]*
       1398         Glucose-6-Phosphate Dehydrogenase [G-6-PDH]                                                [***]*
       1693         Glycophorin-A                                                                              [***]*
       3181         Glycosylated Albumin                                                                       [***]*
       2438         Gram Stain                                                                                 [***]*
       1622         Granulocyte Autoabs                                                                        [***]*
       1621         Granulocyte Colony Stimulating Factor                                                      [***]*
       3182         Growth Hormone                                                                             [***]*
       2955         Haemophilus ducreyi Culture                                                                [***]*
       9606         Haemophilus influenzae b Ag                                                                [***]*
      9606C         Haemophilus influenzae b Ag CSF                                                            [***]*
      9606U         Haemophilus influenzae b Ag Urine                                                          [***]*
      9861P         Haemophilus influenzea b IgG Abs Pre/Post Vaccination                                      [***]*
       9861         Haemophilus influenzae b IgG Abs Single Serum                                              [***]*
       5637         Haemophilus influenzae Serotyping                                                          [***]*
       7506         Hantavirus Hantaan & Puumala IgG & IgM Abs                                                 [***]*
      7506P         Hantavirus Hantaan & Puumala IgG & IgM Abs Paired                                          [***]*
       7507         Hantavirus Hantaan & Puumala IgG Abs                                                       [***]*
      7507P         Hantavirus Hantaan & Puumala IgG Abs Paired                                                [***]*
       7508         Hantavirus Hantaan & Puumala IgM Abs                                                       [***]*
      7508P         Hantavirus Hantaan & Puumala IgM Abs Paired                                                [***]*
       7501         Hantavirus Hantaan IgG & IgM Abs                                                           [***]*
      7501P         Hantavirus Hantaan IgG & IgM Abs Paired                                                    [***]*
       7496         Hantavirus Puumala IgG & IgM Abs                                                           [***]*
      7496P         Hantavirus Puumala IgG & IgM Abs Paired                                                    [***]*
       1517         Haptoglobin                                                                                [***]*
       3864         Head & Neck Cancer Monitor                                                                 [***]*
      3864SR        Head & Neck Cancer Monitor w/Serial Graphics                                               [***]*
      4080U         Heavy Metal Screen 24hr Urine                                                              [***]*
      4080W         Heavy Metal Screen Blood                                                                   [***]*
       2403         Helicobacter pylori Culture                                                                [***]*
       7458         Helicobacter pylori Cytotoxin A IgG Abs                                                    [***]*
       7744         Helicobacter pylori Evaluation                                                             [***]*
       7742         Helicobacter pylori EvaluatR                                                               [***]*

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

       7986         Helicobacter pylori IgA Abs                                                                [***]*
       7761         Helicobacter pylori IgG Abs                                                                [***]*
      7761P         Helicobacter pylori IgG Abs Paired                                                         [***]*
       7460         Helicobacter pyiori IgG, IgM & IgA Abs and Cytotoxin A IgG                                 [***]*
       7741         Helicobacter pylori IgG, IgM, & IgA Abs [default]                                          [***]*
      7741P         Helicobacter pylori IgG, IgM, & IgA Abs Paired                                             [***]*
       7736         Helicobacter pylori IgM Abs                                                                [***]*
       2443         Helicobacter pylori Specific Ag                                                            [***]*
       7481         Helicobacter pylori Total Abs                                                              [***]*
       5369         Hemochromatosis DNA Probe Analysis, Hereditary                                             [***]*
       5116         Hemoglobin                                                                                 [***]*
       5112         Hemoglobin & Hematocrit                                                                    [***]*
       4972         Hemoglobin A1c, Quantitative [HPLC]                                                        [***]*
       4974         Hemoglobin A2, Quantitative                                                                [***]*
       4976         Hemoglobin F, Quant                                                                        [***]*
       4978         Hemoglobin S Screen                                                                        [***]*
       4982         Hemoglobin Variant Screen                                                                  [***]*
       4980         Hemoglobin, Total Glycated                                                                 [***]*
       5964         Hemophilia A Carrier Screen                                                                [***]*
       5969         Hemophilia B Carrier Screen                                                                [***]*
       5943         Heparin Antifactor Xa                                                                      [***]*
       5998         Heparin Co-factor II [HCII]                                                                [***]*
       5318         Hepatic Function Panel                                                                     [***]*
       7756         Hepatitis A & B Virus Acute Evaluation                                                     [***]*
       2463         Hepatitis A & B Virus Evaluation                                                           [***]*
      2463P         Hepatitis A & B Virus Evaluation Paired                                                    [***]*
       2451         Hepatitis A Virus IgM Abs                                                                  [***]*
      2451P         Hepatitis A Virus IgM Abs Paired                                                           [***]*
       2460         Hepatitis A Virus Total & IgM Abs                                                          [***]*
       2450         Hepatitis A Virus Total Abs                                                                [***]*
      2450P         Hepatitis A Virus Total Abs Paired                                                         [***]*
       2467         Hepatitis A, B, & C Virus Evaluation                                                       [***]*
       7758         Hepatitis A, B, & C Virus Post Exposure Panel                                              [***]*
       8136         Hepatitis B Virus AccuQuant [default]                                                      [***]*
       2457         Hepatitis B Virus Core IgM Abs                                                             [***]*
      2457P         Hepatitis B Virus Core IgM Abs Paired                                                      [***]*
       2452         Hepatitis B Virus Core Total Abs                                                           [***]*
      2452P         Hepatitis B Virus Core Total Abs Paired                                                    [***]*
       8141         Hepatitis B Virus DNA Detector                                                             [***]*
       8142         Hepatitis B Virus DNA Detector w/ reflex Quantitation                                      [***]*
       8143         Hepatitis B Virus DNA Quantitation by Branched DNA                                         [***]*
       8137         Hepatitis B Virus DNA UltraQuant                                                           [***]*
       8137         Hepatitis B Virus DNA UltraQuant                                                           [***]*
       2461         Hepatitis B Virus Evaluation                                                               [***]*
       2448         Hepatitis B Virus Surface Ab Quantitation                                                  [***]*
      2448P         Hepatitis B Virus Surface Ab Quantitation, Paired                                          [***]*
       2454         Hepatitis B Virus Surface Ag                                                               [***]*
       2449         Hepatitis B Virus Surface Ag Neutralization                                                [***]*
      2454P         Hepatitis B Virus Surface Ag Paired                                                        [***]*
       2470         Hepatitis B Virus Surface Ag without confirmation                                          [***]*

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

       2453         Hepatitis B Virus Surface Total Abs                                                        [***]*
      2453P         Hepatitis B Virus Surface Total Abs Paired                                                 [***]*
       2456         Hepatitis Be Virus Ag                                                                      [***]*
      2456P         Hepatitis Be Virus Ag Paired                                                               [***]*
       2462         Hepatitis Be Virus Antigen/Antibody Evaluation                                             [***]*
       2455         Hepatitis Be Virus Total Abs                                                               [***]*
      2455P         Hepatitis Be Virus Total Abs Paired                                                        [***]*
       2447         Hepatitis C Virus Abs RIBA Confirmation                                                    [***]*
      2447B         Hepatitis C Virus Abs RIBA Confirmation + bands                                            [***]*
       7473         Hepatitis C Virus GenotypR                                                                 [***]*
       2446         Hepatitis C Virus IgG Abs                                                                  [***]*
       2445         Hepatitis C Virus IgG Abs w/ reflex RIBA                                                   [***]*
       7491         Hepatitis C Virus RIBA Evaluation + reflex PCR                                             [***]*
       7486         Hepatitis C Virus RNA AccuQuant                                                            [***]*
       7476         Hepatitis C Virus RNA AccuQuant reflex GenotypR                                            [***]*
      7476SR        Hepatitis C Virus RNA AccuQuant rflx GenotypR w/Serial Graph                               [***]*
      7486SR        Hepatitis C Virus RNA AccuQuant w/Serial Graphics                                          [***]*
       7518         Hepatitis C Virus RNA Detector with reflex Quant [default]                                 [***]*
       7516         Hepatitis C Virus RNA DetectR                                                              [***]*
       7472         Hepatitis C Virus RNA Quantitation by Branched DNA                                         [***]*
       7472         Hepatitis C Virus RNA Quantitation by Branched DNA                                         [***]*
       8131         Hepatitis Delta Virus Ag                                                                   [***]*
       2459         Hepatitis Delta Virus IgM Abs                                                              [***]*
      2459P         Hepatitis Delta Virus IgM Abs Paired                                                       [***]*
       2465         Hepatitis Delta Virus Total & IgM Abs                                                      [***]*
      2465P         Hepatitis Delta Virus Total & IgM Abs Paired                                               [***]*
       2458         Hepatitis Delta Virus Total Abs                                                            [***]*
      2458P         Hepatitis Delta Virus Total Abs Paired                                                     [***]*
       2467         Hepatitis E IgG                                                                            [***]*
       2466         Hepatitis E IgG & IgM Evaluation                                                           [***]*
       2466         Hepatitis E IgG & IgM Evaluation                                                           [***]*
       2469         Hepatitis E IgM                                                                            [***]*
       2468         Hepatitis G Virus RNA DetectR                                                              [***]*
       5965         Hereditary Thrombosis Screen A, No Heparin or Coumadin                                     [***]*
       5966         Hereditary Thrombosis Screen B, Patients on Coumadin                                       [***]*
       7581         Herpes Simplex Virus DNA DetectR                                                           [***]*
       9474         Herpes Simplex Virus DNA UltraQuant                                                        [***]*
       9517         Herpes Simplex Virus Encephalitis AccuDx                                                   [***]*
       9515         Herpes Simplex Virus IgG Antibody Index                                                    [***]*
       9491         Herpes Simplex Virus SeroDx, Types 1 & 2-specfic IgG Abs                                   [***]*
       2571         Herpes Simplex Virus Total Abs [CF]                                                        [***]*
      2571C         Herpes Simplex Virus Total Abs CSF [CF]                                                    [***]*
      2571P         Herpes Simplex Virus Total Abs Paired [CF)                                                 [***]*
       9476         Herpes Simplex Virus Type 1 IgG & IgM Abs                                                  [***]*
      9476C         Herpes Simplex Virus Type 1 IgG & IgM Abs CSF [default]                                    [***]*
      9476P         Herpes Simplex Virus Type 1 IgG & IgM Abs Paired                                           [***]*
      9476CP        Herpes Simplex Virus Type 1 IgG & IgM Abs Paired CSF                                       [***]*
       9451         Herpes Simplex Virus Type 1 IgG Abs                                                        [***]*
      9451C         Herpes Simplex Virus Type 1 IgG Abs CSF                                                    [***]*
      9451P         Herpes Simplex Virus Type 1 IgG Abs Paired                                                 [***]*
      9451CP        Herpes Simplex Virus Type 1 IgG Abs Paired CSF                                             [***]*
       9456         Herpes Simplex Virus Type 1 IgM Abs                                                        [***]*
      9456C         Herpes Simplex Virus Type 1 IgM Abs CSF                                                    [***]*
      9456P         Herpes Simplex Virus Type 1 IgM Abs Paired                                                 [***]*
      9456CP        Herpes Simplex Virus Type 1 IgM Abs Paired CSF                                             [***]*
       9481         Herpes Simplex Virus Type 2 IgG & IgM Abs                                                  [***]*
      9481C         Herpes Simplex Virus Type 2 IgG & IgM Abs CSF                                              [***]*
      9481P         Herpes Simplex Virus Type 2 IgG & IgM Abs Paired                                           [***]*

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

      9481CP        Herpes Simplex Virus Type 2 IgG & IgM Abs Paired CSF                                       [***]*
       9461         Herpes Simplex Virus Type 2 IgG Abs                                                        [***]*
      9461C         Herpes Simplex Virus Type 2 IgG Abs CSF                                                    [***]*
      9461P         Herpes Simplex Virus Type 2 IgG Abs Paired                                                 [***]*
      9461CP        Herpes Simplex Virus Type 2 IgG Abs Paired CSF                                             [***]*
       9466         Herpes Simplex Virus Type 2 IgM Abs                                                        [***]*
      9466C         Herpes simplex Virus Type 2 IgM Abs CSF                                                    [***]*
      9466P         Herpes Simplex Virus Type 2 IgM Abs Paired                                                 [***]*
      9466CP        Herpes Simplex Virus Type 2 IgM Abs Paired CSF                                             [***]*
       9496         Herpes Simplex Virus Types 1 & 2 AccuDx [EIA]                                              [***]*
       2426         Herpes Simplex Virus Types 1 & 2 Ag Detection [DFA]                                        [***]*
       2402         Herpes Simplex Virus Types 1 & 2 Culture                                                   [***]*
       8051         Herpes Simplex Virus Types 1 &. 2 IgG & IgM Abs [default)                                  [***]*
      8051C         Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs CSF [default]                               [***]*
      8051P         Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs Paired                                      [***]*
      8051CP        Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs Paired CSF                                  [***]*
       9446         Herpes Simplex Virus Types 1 & 2 IgG Abs                                                   [***]*
      9446C         Herpes Simplex Virus Types 1 & 2 IgG Abs CSF                                               [***]*
      9446P         Herpes Simplex Virus Types 1 & 2 IgG Abs Paired                                            [***]*
      9446CP        Herpes Simplex Virus Types 1 & 2 IgG Abs Paired CSF                                        [***]*
       9471         Herpes Simplex Virus Types 1 & 2 IgM Abs                                                   [***]*
      9471C         Herpes simplex Virus Types 1 & 2 IgM Abs CSF                                               [***]*
      9471P         Herpes Simplex Virus Types 1 & 2 IgM Abs PaneI Paired                                      [***]*
      9471CP        Herpes Simplex Virus Types 1 & 2 IgM Abs Panel Paired CSF                                  [***]*
       7494         Herpesvirus-6 Human DNA DetectR                                                            [***]*
       7776         Herpesvirus-6 Human Early Ag IgG & IgM Abs [default]                                       [***]*
      7776C         Herpesvirus-6 Human Early Ag IgG & IgM Abs CSF                                             [***]*
      7776P         Herpesvirus-6 Human Early Ag IgG & IgM Abs Paired                                          [***]*
       7786         Herpesvirus-6 Human Early Ag IgG Abs                                                       [***]*
      7786C         Herpesvirus-6 Human Early Ag IgG Abs CSF                                                   [***]*
      7786P         Herpesvirus-6 Human Early Ag IgG Abs Paired                                                [***]*
       7796         Herpesvirus-6 Human Early Ag IgM Abs                                                       [***]*
      7796C         Herpesvirus-6 Human Early Ag IgM Abs CSF                                                   [***]*
      7796P         Herpesvirus-6 Human Early Ag IgM Abs Paired                                                [***]*
       7777         Herpesvirus-7, Human IgG & IgM Abs                                                         [***]*
       7775         Herpesvirus-7, Human IgG Abs                                                               [***]*
       7778         Herpesvirus-7, Human IgM Abs                                                               [***]*
       7784         Herpesvirus-8, Human Antibodies                                                            [***]*
       7785         Herpesvirus-8, Human DNA DetectR                                                           [***]*
       9095         Heterophile Agglutination                                                                  [***]*
       3188         Hirsutism Evaluation, Female                                                               [***]*
       3354         Histamine                                                                                  [***]*

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

       1140         Histone-DNA CompIex IgG Autoabs                                                            [***]*
       2581         Histoplasma Abs [CF] [default]                                                             [***]*
      2581C         Histoplasma Abs [CF] CSF                                                                   [***]*
      2581P         Histoplasma Abs [CF] Paired                                                                [***]*
       2334         Histoplasma Abs [DD]                                                                       [***]*
      2334C         Histoplasma Abs [DD] CSF                                                                   [***]*
       7587         Histoplasma DNA DetectR                                                                    [***]*
       7705         Histoplasma IgG Antibody Index                                                             [***]*
       8311         Histoplasma IgG, IgM & IgA Abs [default]                                                   [***]*
      8311C         Histoplasma IgG IgM & IgA Abs CSF                                                          [***]*
      8311P         Histoplasma IgG IgM & IgA Abs Paired                                                       [***]*
       9919         HIV 1 & 2 IgG Abs [EIA] w/rfx HIV 1 & 2 IgG Abs [IB]                                       [***]*
      9919B         HIV 1 & 2 IgG Abs [EIA] w/rfx HIV 1 & 2 IgG Abs [IB] + bands                               [***]*
       9918         HIV-1 & 2 IgG Abs [EIA]                                                                    [***]*
       3015         HIV-1 & 2 IgG Abs Confirmation [lB]                                                        [***]*
      3013E         HIV-1 Abs Confirmation + bands w/ reflex to HIV-2 + bands                                  [***]*
       3012         HIV-1 Abs Confirmation ImmunobIot                                                          [***]*
      3012B         HIV-1 Abs Confirmation lmmunoblot + bands                                                  [***]*
       9866         HIV-1 Ag Neutralization Confirmation Test                                                  [***]*
      9866C         HIV-1 Ag Neutralization Confirmation Test CSF                                              [***]*
       9882         HIV-1 Ag without Neutralization                                                            [***]*
     5721AZT        HIV-1 Anti-Viral Drug Study: AZT IC50 Value                                                [***]*
       5723         HIV-1 Anti-Viral Drug Study: Phenotypic Resistance                                         [***]*
       5725         HIV-1 Culture, Qualitative                                                                 [***]*
       5727         HIV-1 Culture, Quantitative                                                                [***]*
       5729         HIV-1 Culture, Quantitative Plasma                                                         [***]*
       9885         HIV-1 DNA DetectR [default]                                                                [***]*
      9885N         HIV-1 DNA DetectR Non-blood                                                                [***]*
       9845         HIV-1 Encephalopathy Evaluation                                                            [***]*
       9848         HIV-1 Free & Total Ag                                                                      [***]*
       9881         HIV-1 Free Ag [default]                                                                    [***]*
      9881C         HIV-1 Free Ag CSF                                                                          [***]*
       7479         HIV-1 GenotypR (Protease Inhibitor)                                                        [***]*
       7477         HIV-1 GenotypR (Reverse Transcriptase Inhibitor)                                           [***]*
       7480         HIV-1 GenotypR PLUS ( Rev Trans & Prot Inhib ) [default]                                   [***]*
       3016         HIV-1 IgG Abs w/ reflex IB                                                                 [***]*
      3016B         HIV-1 IgG Abs w/ reflex IB + bands                                                         [***]*
       9870         HIV-1 IgG Antibody Index                                                                   [***]*
       3080         HIV-1 immune Status Monitor                                                                [***]*
      7478NY        HIV-1 RNA Quant by Roche reflex HIV GenotypR (RTI) New York                                [***]*
     7482FPNY       HIV-1 RNA Quant by Roche reflex HIV GenotypR PLUS New York                                 [***]*
      7482NY        HIV-1 RNA Quant by Roche reflex HIV GenotypR PLUS New York                                 [***]*
      7483A         HIV-1 RNA Quant by Roche reflx Ultrasens + GenotypR (PI)                                   [***]*
      9874A         HIV-1 RNA Quant by Roche reflx Ultrasensitive                                              [***]*
      7478A         HIV-1 RNA Quant by Roche rflx Ultrasensitive+GenotypR (RTI)                                [***]*
      7482A         HIV-1 RNA Quant by Roche rfx to UItrasensitive+GenotypR PLUS                               [***]*
      7485A         HIV-1 RNA Quant by Roche Ultrasensitive                                                    [***]*
       9886         HIV-1 RNA Quantitation by Branched DNA                                                     [***]*
      9886NY        HIV-1 RNA Quantitation by Branched DNA (New York)                                          [***]*
      9886NY        HIV-1 RNA Quantitation by Branched DNA (New York)                                          [***]*

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

     9884NYP        HIV-1 RNA Quantitation New York Prognostic                                                 [***]*
       9874         HIV-1 RNA UltraQuant                                                                       [***]*
       9874         HIV-1 RNA UltraQuant                                                                       [***]*
       9872         HIV-1 RNA UltraQuant & CD4 Cell Count                                                      [***]*
      9872SR        HIV-1 RNA UltraQuant & CD4 Cell Count w/Serial Report                                      [***]*
      9874NY        HIV-1 RNA UltraQuant New York                                                              [***]*
      9874NY        HIV-1 RNA UltraQuant New York                                                              [***]*
     9874FPNY       HIV-1 RNA UltraQuant New York (Flat Fee)                                                   [***]*
       7478         HIV-1 RNA UltraQuant reflx to HIV GenotypR (RTI)                                           [***]*
       7483         HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI)                                            [***]*
      7483NY        HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI) New York                                   [***]*
       7482         HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS (RTI & PI)                                 [***]*
     7483FPNY       HIV-1 RNA UltraQuant rfx HIV GenotypR PI New York (Flat Fee)                               [***]*
      9874SR        HIV-1 RNA UltraQuant With Serial Reporting                                                 [***]*
       9846         HIV-1 Total Ag, Immune CompIex Disruption (ICD)                                            [***]*
       9876         HIV-2 DNA DetectR                                                                          [***]*
       9921         HIV-2 IgG Abs w/ reflex 1B                                                                 [***]*
      9921B         HIV-2 IgG Abs w/ reflex IB + bands                                                         [***]*
      9921C         HIV-2 IgG Abs w/ reflex IB CSF                                                             [***]*
      9921NY        HIV-2 IgG Abs w/ reflex IB New York                                                        [***]*
       9926         HIV-2 IgG Abs, Confirmation                                                                [***]*
      9926B         HIV-2 IgG Abs, Confirmation + bands                                                        [***]*
       1349         HLA: A & B Typing, Complete                                                                [***]*
       1356         HLA: A or B Typing (specify antigen)                                                       [***]*
       1700         HLA: A, B, & C Abs                                                                         [***]*
       1351         HLA: A, B, & C Typing, Complete                                                            [***]*
       1035         HLA: A, B, C, & D Typing, Complete                                                         [***]*
       1350         HLA: B27 Typing                                                                            [***]*
       1362         HLA: B5 (B51 & B52) Typing                                                                 [***]*
       1354         HLA: B8 - Primary Sclerosing Cholangitis                                                   [***]*
       1355         HLA- Diabetes-associated                                                                   [***]*
       1352         HLA: DR Typing, Complete                                                                   [***]*
       1706         HLA: DR2 & DQ1 - Narcolepsy Evaluation                                                     [***]*
       1357         HLA: DR2 OR DR4 (specify antigen)                                                          [***]*
       1353         HLA: DR3 - Celiac Disease                                                                  [***]*
       1358         HLA: DRB1 - Rheumatoid Arthritis                                                           [***]*
       3334         Homocyst(e)ine UltraQuant                                                                  [***]*
      3334U         Homocyst(e)ine UltraQuant Urine                                                            [***]*
       3946         Homovanillic Acid, 24hr Urine                                                              [***]*
       3947         Homovanillic Acid, Pediatric                                                               [***]*
       9898         HTLV I / II IgG Abs                                                                        [***]*
      9898C         HTLV I / II IgG Abs CSF                                                                    [***]*
       9899         HTLV I / II IgG Abs wl reflex HTLV l / II IB + bands                                       [***]*
       7780         HTLV I / II Abs Confirmation                                                               [***]*
      7780E         HTLV I / II Abs Confirmation + bands                                                       [***]*
      7780CB        HTLV I / II Abs Confirmation + bands CSF                                                   [***]*
      7780C         HTLV I / II Abs Confirmation CSF                                                           [***]*
       9896         HTLV I / II DNA DetectR                                                                    [***]*
       5915         Human Anti-Mouse Abs                                                                       [***]*
       3184         Human Chorionic Gonadotropin                                                               [***]*

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      3184C         Human Chorionic Gonadotropin CSF                                                           [***]*
      3184F         Human Chorionic Gonadotropin Fluid                                                         [***]*
      3184SR        Human Chorionic Gonadotropin w/Serial Graphics                                             [***]*
       1638         Human Mixed Lymphocyte Reaction, One Way [MLR]                                             [***]*
       1639         Human Mixed Lymphocyte Reaction, Two Way [MLR]                                             [***]*
       1820         Human Papillomavirus DetectR                                                               [***]*
       1824         Human Papillomavirus DetectR reflx to GenotypR                                             [***]*
       1822         Human Papillomavirus GenotypR                                                              [***]*
       1825         Human Papillomavirus Typing                                                                [***]*
       3186         Human Placental Lactogen                                                                   [***]*
       1086         Humoral Immune Eval + H. influenzae b                                                      [***]*
      1086P         Humoral Immune Eval + H. influenzae b Pre/Post Vacc                                        [***]*
     1086/12        Humoral Immune Eval + Pneumo 12 & H. influenzae b                                          [***]*
     1086P/12       Humoral Immune Eval + Pneumo 12 & H. influenzae b Pre/Post                                 [***]*
       1043         Humoral Immune Evaluation                                                                  [***]*
     1043/12        Humoral Immune Evaluation (Pneumo 12)                                                      [***]*
     1043P/12       Humoral Immune Evaluation (Pneumo 12) Pre/Post Vacc                                        [***]*
      1043P         Humoral Immune Evaluation Pre/Post Vacc                                                    [***]*
     1048/12        Humoral Immune Status Survey (Pneumo 12)                                                   [***]*
     1048P/12       Humoral Immune Status Survey (Pneumo 12) Pre/Post Vacc                                     [***]*
       1048         Humoral Immune Status Survey (Pneumo 4)                                                    [***]*
      1048PR        Humoral Immune Status Survey (Pneumo 4) Pre/Post Repeat                                    [***]*
      1048P         Humoral Immune Status Survey (Pneumo 4) Pre/Post Vacc                                      [***]*
      1301P         Humoral Immune Status Survey + Opsonophag Pre/Post Vacc                                    [***]*
       1301         Humoral lmmune Status Survey + Opsonophagocytosis                                          [***]*
       1481         Hyaluronic Acid                                                                            [***]*
      1481E         Hyaluronic Acid Fluid                                                                      [***]*
       3261         Hyperaldosteronism Evaluation                                                              [***]*
       8157         Hypersensitivity Evaluation II                                                             [***]*
       8156         Hypersensitivity Pneumonitis Evaluation                                                    [***]*
       3264         Hypertension lV: Cushing Syndrome Evaluation                                               [***]*
       1506         IgA                                                                                        [***]*
       1498         IgA (Autoantibodies) IgG & IgM Ab Panel                                                    [***]*
      1498C         IgA (Autoantibodies) IgG & IgM Ab Panel CSF                                                [***]*
      1498P         IgA (Autoantibodies) IgG & IgM Ab Panel Paired                                             [***]*
       1896         IgA (Ioc)                                                                                  [***]*
      1506U         IgA 24hr Urine                                                                             [***]*
       1431         IgA Fibronectin Aggregates & Serum IgA                                                     [***]*
      1506F         IgA Fluid                                                                                  [***]*
       1436         IgA Nephropathy Evaluation                                                                 [***]*
       1931         IgA Subclasses 1 & 2                                                                       [***]*
      1931P         IgA Subclasses 1 & 2 Paired                                                                [***]*
      1045C         IgA IgG & IgM lmmunoglobulin Quantitation CSF                                              [***]*
       1045         IgA IgG, & IgM Immunoglobulin Quantitation                                                 [***]*
       1466         IgA Low Concentrations (< 1.1 mg/dL)                                                       [***]*
      1466C         IgA, Low Concentrations (< 1.1 mg/dL) CSF                                                  [***]*
       1145         IgD                                                                                        [***]*
      1145E         IgD Fluid                                                                                  [***]*

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       1245         IgE                                                                                        [***]*
      1245E         IgE Fluid                                                                                  [***]*
       1505         IgG                                                                                        [***]*
      15050         IgG 24hr Urine                                                                             [***]*
      1505C         IgG CSF                                                                                    [***]*
      1505F         IgG Fluid                                                                                  [***]*
       1625         IgG Subclass 1                                                                             [***]*
       1627         IgG Subclass 2                                                                             [***]*
       1628         IgG Subclass 3                                                                             [***]*
       1629         IgG Subclass 4                                                                             [***]*
       1623         IgG Subclasses 1, 2, 3, & 4                                                                [***]*
      1623CF        IgG Subclasses 1, 2, 3, & 4 CSF or Body Fluid                                              [***]*
      1623P         IgG Subclasses 1, 2, 3, & 4, Paired                                                        [***]*
       3587         IgG Subclasses 2 & 4                                                                       [***]*
       1438         IgG-Fibronectin Aggregates                                                                 [***]*
       1508         IgM                                                                                        [***]*
       1891         IgM (Ioc)                                                                                  [***]*
      1508U         IgM 24hr Urine                                                                             [***]*
      1508F         IgM Fluid                                                                                  [***]*
       1461         IgM, low concentrations < 1.1 mg/dL                                                        [***]*
      1461C         IgM, low concentrations < 1.1 mg/dL CSF                                                    [***]*
       4932         Imipramine & Desipramine [Norpramin]                                                       [***]*
       1401         Immune Complex Assay C1q Binding, Fluid Phase                                              [***]*
      1401F         Immune CompIex Assay C1q Binding, Fluid Phase Fluid                                        [***]*
       1403         Immune Complex Assay, PoIyethylene GlycoI                                                  [***]*
      1403F         Immune Complex Assay, Polyethylene Glycol Fluid                                            [***]*
       1230         Immune Complex Assay, Raji Cell                                                            [***]*
      1230F         Immune Complex Assay, Raji Cell Fluid                                                      [***]*
       1340         Immune Status PaneI - DPT                                                                  [***]*
       1341         Immune Status PaneI - MMR                                                                  [***]*
       1585         Immuncelectrophoresis with Light Chain Typing                                              [***]*
      1585C         Immunoelectrophoresis with Light Chain Typing CSF                                          [***]*
      1585U         Immunoelectrophoresis with Light Chain Typing Urine                                        [***]*
       3125         Immunofixation Electrophoresis                                                             [***]*
      3125C         Immunofixation Electrophoresis CSF                                                         [***]*
      3125U         lmmunofixation Electrophoresis Urine                                                       [***]*
       1882         Immunoglobulin Gene Rearrangement, Heavy-chain JH probe                                    [***]*
       1884         Immunoglobulin Gene Rearrangement Kappa Light-chain Probe                                  [***]*
       3462         Immunoreactive Trypsin                                                                     [***]*
       3856         Immunosuppressive Acidic Protein                                                           [***]*
       4965         Indinavir MonitR                                                                           [***]*
       7536         Infectious Gastroenteritis Evaluation                                                      [***]*
       7456         Infectious Ulcer Evaluation                                                                [***]*
       2016         Infertility: Endocrine Evaluation (Female)                                                 [***]*
       2017         Infertility: Endocrine Evaluation (Male)                                                   [***]*
       8521         Influenza Evaluation                                                                       [***]*
       8516         Influenza Virus A & B IgG, IgM & IgA Abs                                                   [***]*
      8516C         Influenza Virus A & B IgG, IgM & IgA Abs CSF                                               [***]*
      8516P         Influenza Virus A & B IgG, IgM & IgA Abs Paired                                            [***]*
       2586         Influenza Virus Abs, Type A                                                                [***]*
      2586C         Influenza Virus Abs, Type A CSF                                                            [***]*
      2586P         Influenza Virus Abs, Type A Paired                                                         [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
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
       2591         Influenza Virus Abs, Type B                                                                [***]*
      2591C         Influenza Virus Abs, Type B CSF                                                            [***]*
      2591P         Influenza Virus Abs, Type B Paired                                                         [***]*
       2741         Influenza Virus Abs, Types A & B                                                           [***]*
      2741 P        Influenza Virus Abs, Types A & B Paired                                                    [***]*
       2423         Influenza Virus, Types A & B Detection                                                     [***]*
       3984         Inhibin                                                                                    [***]*
      3984P         Inhibin, Paired                                                                            [***]*
       3192         Insulin                                                                                    [***]*
       3876         Insulin Antibodies                                                                         [***]*
       3011         Insulin Antibody Evaluation                                                                [***]*
       3193         Insulin, Free and Bound                                                                    [***]*
       3959         Insulin-like Growth Factor Binding Protein (IGFBP-3)                                       [***]*
       3220         Insulin-like Growth Factor I                                                               [***]*
       3290         Interferon-alpha                                                                           [***]*
      3290C         Interferon-alpha CSF                                                                       [***]*
       3295         Interferon-beta Autoabs                                                                    [***]*
       3292         Interferon-gamma                                                                           [***]*
       3868         Interleukin-1 beta                                                                         [***]*
      3868C         Interleukin-1 beta CSF                                                                     [***]*
       3816         Interleukin-1 ra                                                                           [***]*
       3823         Interleukin-10                                                                             [***]*
       3812         Interleukin-12                                                                             [***]*
       3870         Interleukin-2                                                                              [***]*
      3870C         Interleukin-2 CSF                                                                          [***]*
       3832         Interleukin-2 Receptor, Soluble                                                            [***]*
      3832SF        Interleukin-2 Receptor, Soluble Synovial Fluid                                             [***]*
       3814         Interleukin-4                                                                              [***]*
       3828         Interleukin-6                                                                              [***]*
       3829         Interleukin-7                                                                              [***]*
       3822         Interleukin-8                                                                              [***]*
      3822BW        Interleukin-8 Bronchial Wash                                                               [***]*
       3196         Intrinsic Factor Blocking Autoabs                                                          [***]*
       3532         Iron                                                                                       [***]*
       3534         Iron Binding Capacity + % Saturation                                                       [***]*
       3536         Iron Liver Tissue                                                                          [***]*
       3069         Islet Cell Autoabs Evaluation                                                              [***]*
       3066         Islet Cell Autoantibodies, Complement Fixing                                               [***]*
       1165         Islet Cell IgG Cytoplasmic Antibodies                                                      [***]*
       3356         Isohemagglutinin Titer                                                                     [***]*
       4915         Isoniazid                                                                                  [***]*
      4915P         Isoniazid Peak & Trough                                                                    [***]*
       4905         Itraconazole                                                                               [***]*
      4905P         Itraconazole Peak & Trough                                                                 [***]*
       7641         Japanese Encephalitis Virus IgM Abs                                                        [***]*
      7641C         Japanese Encephalitis Virus IgM Abs CSF                                                    [***]*
      7641P         Japanese EncepheIitiis Virus IgM Abs Paired                                                [***]*
      7641CP        Japanese Encephalitis Virus IgM Abs Paired CSF                                             [***]*
       7590         Japanese Encephalitis Virus IgM Antibody Index                                             [***]*
       7596         Japanese Encephalitis Virus Total Abs                                                      [***]*

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      7596C         Japanese Encephalitis Virus Total Abs CSF                                                  [***]*
       1207         Jo-1 Abs [DD]                                                                              [***]*
       1208         Jo-1 IgG Autoabs [EIA] [default]                                                           [***]*
       1281         Jo-1 IgG Autoabs [IB]                                                                      [***]*
      1741U         Kappa & Lambda Light Chain, Quant 24hr Urine                                               [***]*
      1731U         Kappa Light Chain, Quant 24hr Urine                                                        [***]*
       1422         Keratin Autoantibodies IgG [IFA]                                                           [***]*
       4906         Ketoconazole                                                                               [***]*
      4906P         Ketoconazole Peak & Trough                                                                 [***]*
       5997         Kiniogen, High Molecular Weight [HMWK]                                                     [***]*
       1222         Ku Autoantibodies                                                                          [***]*
       3452         Lactate Dehydrogenase                                                                      [***]*
       3453         Lactate Dehydrogenase (LD) Isoenzymes                                                      [***]*
       4128         Lactic Acid Plasma                                                                         [***]*
      1736U         Lambda Light Chain, Quant 24hr Urine                                                       [***]*
       4966         Lamivudine (3TC) MonitR                                                                    [***]*
       4196         Lamotrigine                                                                                [***]*
      4861U         Lead 24hr Urine                                                                            [***]*
      4861I         Lead lndustrial (OSHA) Whole Blood                                                         [***]*
       4861         Lead Serum                                                                                 [***]*
      4861W         Lead Whole Blood                                                                           [***]*
       2152         Legionella micdadei & L. longbeachae IgG & IgM Abs                                         [***]*
       2422         LegioneIla pneumophila Ag Detection                                                        [***]*
       9601         Legionella pneumophila Ag Detection Urine                                                  [***]*
       2920         Legionella pneumophila DNA DetectR                                                         [***]*
       2432         Legionella pneumophila Evaluation                                                          [***]*
       2153         Legionella pneumophila IgG & IgM Abs, Serotypes 1-14                                       [***]*
       2156         Legionella pneumophila IgG & IgM Abs, Serotypes 1-6                                        [***]*
      2156F         Legionella pneumophila IgG & IgM Abs, Serotypes 1-6 Fluid                                  [***]*
      2156P         Legionella pneumophila IgG & IgM Abs, Serotypes 1-6 Paired                                 [***]*
       2154         Legionella pneumaphila IgG Abs, Serotypes 1-14                                             [***]*
       2159         Legionella pneumophila IgM Abs, Serotypes 1-14                                             [***]*
       8245         Legionella pneumophila Total Abs, Pooled Serotypes 1-6                                     [***]*
      8246C         Legionella pneumophila Total Abs, Pooled Serotypes CSF                                     [***]*
      8246P         Legionetla pneumophila Total Abs, Pooled Serotypes Paired                                  [***]*
       2404         Legionella spp. Culture                                                                    [***]*
       3420         Leishmania Total Abs                                                                       [***]*
       2398         Leptospira Culture & Darkfield Microscopy                                                  [***]*
       7821         Leptospira IgG & IgM Abs [default]                                                         [***]*
      7521C         Leptospira IgG & IgM Abs CSF                                                               [***]*
      7621P         Leptospira IgG & IgM Abs Paired                                                            [***]*
       7546         Leptospira IgG Abs                                                                         [***]*
       7551         Leptospira IgM Abs                                                                         [***]*
       7626         Leptospirosis Evaluation                                                                   [***]*
       1670         Leukemia / Lymphoma Blood Evaluation                                                       [***]*
       1672         Leukemia / Lymphoma Blood Reflexive Evaluation                                             [***]*
       1667         Leukemia / Lymphoma Bone Marrow Evaluation                                                 [***]*
       1673         Leukemia / Lymphoma Bone Marrow Reflexive Evaluation                                       [***]*
       1674         Leukemia / Lymphoma Evaluation Blood                                                       [***]*
       1679         Leukemia / Lymphoma Evaluation Bone Marrow or Tissue                                       [***]*

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       3045         Leukemia / Lymphoma Monitor                                                                [***]*
      3045SR        Leukemia / Lymphoma Monitor w/Serial Graphics                                              [***]*
       1682         Leukemia / Lymphoma Panel, Chronic Bone Marrow or Tissue                                   [***]*
       1675         Leukemia / Lymphoma Panel, Chronic Whole Blood                                             [***]*
       1666         Leukemia / Lymphoma Tissue or Body Fluid Evaluation                                        [***]*
       1676         Leukemia / Lymphoma, Comprehensive Blood                                                   [***]*
       1677         Leukemia / Lymphoma, Comprehensive Bone Marrow or Tissue                                   [***]*
       3320         L-Glutamine                                                                                [***]*
       4130         Lidocaine                                                                                  [***]*
       3369         Lipase                                                                                     [***]*
      3369U         Lipase, Urine                                                                              [***]*
       3858         Lipid-Associated Sialic Acid                                                               [***]*
      3858SR        Lipid-Assodiated Sialic Acid w/Serial Graphics                                             [***]*
       3446         Lipoprotein (a)                                                                            [***]*
       8841         Listeria monocytogenes Abs                                                                 [***]*
      8841C         Listeria monocytogenes  Abs CSF                                                            [***]*
      8841P         Listeria monocytogenes Abs Paired                                                          [***]*
       8251         Listeria monocytogenes IgG Abs                                                             [***]*
      8251C         Listeria monocytogenes IgG Abs CSF                                                         [***]*
      8251C         Listeria monocytogenes IgG Abs CSF                                                         [***]*
      8251P         Listeria monocytogenes IgG Abs Paired                                                      [***]*
       7685         Listeria monocytogenes IgG Antibody Index                                                  [***]*
      4871U         Lithium 24hr Urine                                                                         [***]*
       4871         Lithium Serum                                                                              [***]*
       5922         Liver Cytosol Autoabs                                                                      [***]*
       1115         Liver-Kidney-Microsome Autoabs                                                             [***]*
       5923         Liver-Specific Membrane Lipoprotein Autoabs                                                [***]*
       1094         lupus Activity Reporter                                                                    [***]*
       1911         Lupus Anticoagulant: DRWT                                                                  [***]*
       1915         Lupus Anticoagulant: Hexagonal Phase                                                       [***]*
       1914         Lupus Anticoagulant: Platelet Neutralization                                               [***]*
       5963         Lupus Anticoagulant: Screen 1                                                              [***]*
       5976         Lupus Anticoagulant: Screen 2                                                              [***]*
       5962         Lupus Anticoagulant: Screen 3                                                              [***]*
       5036         Lupus CNS Evaluation                                                                       [***]*
       1057         Lupus CNS Evaluation CSF &. Serum                                                          [***]*
       5150         Lupus Erythematosus Cell Preparation                                                       [***]*
       1096         Lupus Monitor                                                                              [***]*
       5045         Lupus Pregnancy Monitor                                                                    [***]*
       5021         Lupus Renal Evaluation #1                                                                  [***]*
       5022         Lupus Renal Evaluation #2                                                                  [***]*
       5031         Lupus Renal Evaluation A                                                                   [***]*
       5023         Lupus Renal Evaluation B                                                                   [***]*
       3198         Luteinizing Hormone                                                                        [***]*
       8968         Lyme Co-infection Panel                                                                    [***]*
      2871P         Lymphadenopathy Panel Paired                                                               [***]*
       2871         Lymphadenopathy, Infectious IgM Abs evaluation                                             [***]*
       1062         Lymphocyte Antigen & Mitogen Proliferation Analysis                                        [***]*
       1648         Lymphocyte Antigen Proliferation Analysis                                                  [***]*
       1643         Lymphocyte Antigen proliferation Analysis, Candida                                         [***]*

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       1645         Lymphocyte Antigen proliferation Assays, PPD (Tuberculin)                                  [***]*
       1644         Lymphocyte Antigen proliferation Assays, Tetanus                                           [***]*
       1671         Lymphocyte Enumeration, Basic                                                              [***]*
       1669         Lymphocyte Enumeration, Basic & HIV-1 Abs                                                  [***]*
       1668         Lymphocyte Enumeration, Basic & NK Cells                                                   [***]*
       1656         Lymphocyte Enumeration, Helper/Inducer                                                     [***]*
      1656NY        Lymphocyte Enumeration, Helper/Inducer without CBC                                         [***]*
       1657         Lymphocyte Enumeration, Helper/Suppressor                                                  [***]*
       1659         Lymphocyte Enumeration, Helper/Suppressor (Limited)                                        [***]*
      1667NY        Lymphocyte Enumeration, Helper/Supressor without CBC                                       [***]*
       1658         Lymphocyte Enumeration, T & B Cell                                                         [***]*
       1655         Lymphocyte Enumeration, T Cell                                                             [***]*
      12995W        Lymphocyte Isolation and Cryopreservation                                                  [***]*
       1060         Lymphocyte Mitogen Proliferation Analysis                                                  [***]*
       1642         Lymphocyte Mitogen Proliferation Analysis, ConA                                            [***]*
       1640         Lymphocyte Mitogen Proliferation Analysis, PHA                                             [***]*
       1641         Lymphocyte Mogen Proliferation Analysis, PWM                                               [***]*
      14505W        Lymphocytes Isolation and Storage                                                          [***]*
       2601         Lymphocytic Choriomeningitis Abs                                                           [***]*
      2601C         Lymphocytic Choriomeningitis Abs CSF                                                       [***]*
      2601P         Lymphocytic Choriomeningitis Abs Paired                                                    [***]*
       2606         Lymphogranuloma Venereum Abs                                                               [***]*
      2606C         Lymphogranuloma Venereum Abs CSF                                                           [***]*
      2606P         Lymphogranuloma Venereum Abs Paired                                                        [***]*
       8061         Lymphogranulome Venereum Abs Panel                                                         [***]*
      8061P         Lymphogranuloma Venereum Abs Panel Paired                                                  [***]*
       4103         Lysergic Acid Diethylamide (LSD) Screen                                                    [***]*
      4103U         Lysergic Acid Diethylamide (LSD) Screen, Urine                                             [***]*
       4070         Lysosomal-associated Membrane Protein IgG Autoantibodies                                   [***]*
       3882         Macrophage Inflammatory Protein-1 alpha                                                    [***]*
       3883         Macrophage Inflammatory Protein-1 beta                                                     [***]*
      4866U         Magnesium 24hr Urine                                                                       [***]*
      4866R         Magnesium RBC                                                                              [***]*
       4866         Magnesium Serum                                                                            [***]*
      8371C         Malaria Antibodies IgG & IgM Abs CSF [EIA]                                                 [***]*
      8371P         Malaria Antibodies IgG, IgM Abs Paired (EIA]                                               [***]*
       8370         Malaria DNA DetectR                                                                        [***]*
       8371         Malaria IgG & IgM Abs                                                                      [***]*
       2945         Malaria Organism Detection                                                                 [***]*
       4872         Manganese                                                                                  [***]*
      4872U         Manganese 24hr Urine                                                                       [***]*
      4872R         Manganese RBC                                                                              [***]*
      4872UR        Manganese Urine Random                                                                     [***]*
      4872W         Manganese Whole Blood                                                                      [***]*
       3830         Mannose-binding Protein                                                                    [***]*
       8771         Measles IgG &. IgM Abs [default]                                                           [***]*
      8771C         Measles IgG & IgM Abs CSF                                                                  [***]*
      8771P         Measles IgG & IgM Abs Paired                                                               [***]*
      8771CP        Measles IgG & IgM Abs Paired CSF                                                           [***]*
       8776         Measles IgG Abs                                                                            [***]*

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
      8776C        Measles IgG Abs CSF                                                                       [***]*
      8776P        Measles IgG Abs Paired                                                                    [***]*
      8776CP       Measles IgG Abs Paired CSF                                                                [***]*
       8600        Measles IgG Antibody Index                                                                [***]*
       8781        Measles IgM Abs                                                                           [***]*
      8781C        Measles IgM Abs CSF                                                                       [***]*
      8781C        Measles IgM Abs CSF                                                                       [***]*
      8781P        Measles IgM Abs Paired                                                                    [***]*
      8781P        Measles IgM Abs Paired                                                                    [***]*
      8781CP       Measles IgM Abs Paired CSF                                                                [***]*
      8781CP       Measles IgM Abs Paired CSF                                                                [***]*
       4994        Megaloblastic Anemia AssessR                                                              [***]*
       3857        Melanoma Monitor                                                                          [***]*
      3857SR       Melanoma Monitor w/Serial Graphics                                                        [***]*
       2771        Meningoencephalomyelitis ViraI Ab evaluation                                              [***]*
      2771C        Meningoencephalomyelitis Viral Ab Evaluation CSF                                          [***]*
      2771CS       Meningoencephalomyelitis Viral Ab Evaluation CSF & Serum                                  [***]*
      2771P        Meningoencephalomyelitis Viral Ab Evaluation Paired                                       [***]*
      2771CP       Meningoencephalomyelitis Viral Ab Evaluation Paired CSF                                   [***]*
      4873U        Mercury 24hr Urine                                                                        [***]*
       4873        Mercury Serum                                                                             [***]*
      4873UI       Mercury Urine industrial                                                                  [***]*
      4873W        Mercury Whole Blood                                                                       [***]*
       5315        Metabolic Panel, Basic                                                                    [***]*
       5317        Metabolic Panel, Comprehensive                                                            [***]*
       3315        Metanephrines, Fractionated 24hr Urine                                                    [***]*
       3316        Metanephrines, Total 24hr Urine                                                           [***]*
      4134U        Methadone Urine                                                                           [***]*
       4135        Methotrexate                                                                              [***]*
       3496        Methylmalonic Acid                                                                        [***]*
      3496U        Methylmalonic Acid Urine                                                                  [***]*
       3241        MI-2 Autoantibodies                                                                       [***]*
       4909        Miconazole                                                                                [***]*
      4909P        Miconazole Peak & Trough                                                                  [***]*
       3442        Microalbumin Random Urine                                                                 [***]*
       5720        Microsporidia Spore Stain                                                                 [***]*
       4165        Minerals Analysis RBC w/ K+                                                               [***]*
       1102        Mitochondrial Total Autoabs                                                               [***]*
       4021        Motor & Sensory Neuropathy Evaluation                                                     [***]*
      4021C        Motor & Sensory Neuropathy Evaluation CSF                                                 [***]*
       4020        Motor & Sensory Neuropathy EvaluatR                                                       [***]*
       4036        Motor Neuropathy - Limited                                                                [***]*
       4026        Motor Neuropathy Evaluation                                                               [***]*
       2050        MRZ Reaction Evaluation                                                                   [***]*
       1055        Multiple Sclerosis Evaluation                                                             [***]*
       9711        Mumps IgG & IgM Abs                                                                       [***]*
      9711C        Mumps IgG & IgM Abs CSF                                                                   [***]*
      9711P        Mumps IgG & IgM Abs Paired                                                                [***]*
      9711CP       Mumps IgG & IgM Abs Paired CSF                                                            [***]*
       9716        Mumps IgG Abs                                                                             [***]*

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      9716C        Mumps IgG Abs CSF                                                                         [***]*
      9716P        Mumps IgG Abs Paired                                                                      [***]*
      9716CP       Mumps IgG Abs Paired CSF                                                                  [***]*
       9725        Mumps IgG Antibody Index                                                                  [***]*
       9721        Mumps IgM Abs                                                                             [***]*
      9721C        Mumps IgM Abs CSF                                                                         [***]*
      9721P        Mumps IgM Abs Paired                                                                      [***]*
      9721CP       Mumps IgM Abs Paired CSF                                                                  [***]*
       1025        Myasthenla Gravis Evaluation                                                              [***]*
       2435        Mycobacterial DNA DetectR                                                                 [***]*
       7471        Mycobacterial DNA Speciation                                                              [***]*
       7470        Mycobacterium tuberculosis GenotypR                                                       [***]*
       4910        Mycophenolic Acid                                                                         [***]*
       2399        Mycoplasma hominis Culture                                                                [***]*
       2406        Mycoplasma pneumoniae culture                                                             [***]*
       2924        Mycoplasma pneumoniae DNA DetectR                                                         [***]*
       8662        Mycoplasma pneumoniae Encephalitis AccuDx                                                 [***]*
       8731        Mycoplasma pneumoniae IgA Abs                                                             [***]*
      8731C        Mycoplasma pneumoniae IgA Abs CSF                                                         [***]*
      8731P        Mycoplasma pneumoniae IgA Abs Paired                                                      [***]*
       8741        Mycoplasma pneumoniae IgG & IgM Abs                                                       [***]*
      8741C        Mycoplasma pneumoniae IgG & IgM Abs CSF                                                   [***]*
      8741P        Mycoplasma pneumoniae IgG & IgM Abs Paired                                                [***]*
      8741CP       Mycoplasma pneumoniae IgG & IgM Abs Paired CSF                                            [***]*
       8746        Mycoplasma pneumoniae IgG Abs                                                             [***]*
      8746C        Mycoplasma pneumoniae IgG Abs CSF                                                         [***]*
      8746P        Mycoplasma pneumoniae IgG Abs Paired                                                      [***]*
      8746CP       Mycoplasma pneumoniae IgG Abs Paired CSF                                                  [***]*
       8660        Mycoplasma pneumoniae IgG Antibody Index                                                  [***]*
       8736        Mycoplasma pneumoniae IgG, IgM & IgA Abs SeroDx [default]                                 [***]*
      8736C        Mycoplasma pneumoniae IgG, IgM & IgA Abs SeroDx CSF                                       [***]*
      8736P        Mycoplasma pneumoniae IgG, IgM & IgA Abs SeroDx Paired                                    [***]*
       8751        Mycoplasma pneumoniae IgM Abs                                                             [***]*
      8751C        Mycoplasma pneumoniae IgM Abs CSF                                                         [***]*
      8751P        Mycoplasma pneumoniae IgM Abs Paired                                                      [***]*
      8751CP       Mycoplasma pneumoniae IgM Abs Paired CSF                                                  [***]*
       1056        Myelin Basic Protein Autoantibodies [MBP]                                                 [***]*
      1056C        Myelin Basic Protein Autoantibodies CSF [MBP-CSF]                                         [***]*
       3900        Myelin Basic Protein CSF                                                                  [***]*
       4051        Myelin-Assoc Glycoprot & Sulfoglucuronyl Paragloboside Eval                               [***]*
       4061        Myelin-Associated Glycoprotein (MAG) Autoabs                                              [***]*
      1926P        Myelin-Associated Glyooprotein (MAG) IgM Abs Paired                                       [***]*
       1926        Myelin-Associated Glycoprotein (MAG) IgM Autoabs                                          [***]*
      1926C        Myelin-Associated Glycoprotein (MAG) IgM Autoabs CSF                                      [***]*
       1386        Myeloperoxidase Autoabs                                                                   [***]*
       1103        Myocardial Total Autoabs                                                                  [***]*
       4988        Myoglobin                                                                                 [***]*
      4988UR       Myoglobin Urine Random                                                                    [***]*
       8666        Myopericarditis Viral Antibodies Evaluation                                               [***]*
      8666C        Myopericarditis Viral Antibodies Evaluation CSF                                           [***]*

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      8666P        Myopericarditis Viral Antibodies Evaluation Paired                                        [***]*
       3240        Myositis AssessR                                                                          [***]*
       3242        Myositis AssessR Plus JO-1 Autoantibodies                                                 [***]*
       1523        N-Acetyl-B-D-Glucosaminidase                                                              [***]*
       5421        Natural Killer Cell & LAK Cell Function                                                   [***]*
       5422        Natural Killer Cell Evaluation [default]                                                  [***]*
       5420        Natural Killer Cell Function [default]                                                    [***]*
       1872        Natural Kilter Cell Quantitation                                                          [***]*
       2516        Neisseria gonorrhoeae Abs                                                                 [***]*
      2516C        Neisseria gonorrhoeae Abs CSF                                                             [***]*
      2516P        Neisseria gonorrhoeae Abs Paired                                                          [***]*
       2478        Neisseria gonorrhoeae Ag Detection [EIA]                                                  [***]*
       2414        Neisseria gonorrhosae Culture                                                             [***]*
       2930        Neisseria gonorrhoeae Detection rRNA                                                      [***]*
       2932        Neisseda gonorrhoeae DNA LCR                                                              [***]*
       9611        Neisseria meningitidis A,B,C,Y,W135 Ag Detection                                          [***]*
      9611C        Neisseria meningitidis A,B,C,Y,W135 Ag Detection CSF                                      [***]*
      9611U        Neisseria meningitidis A,B,C,Y,W135 Ag Detection Urine                                    [***]*
       7611        Neisseria meningitidis Abs, Group A & C                                                   [***]*
       4951        Nelfinavir MonitR                                                                         [***]*
       3282        Neopterin                                                                                 [***]*
      3282C        Neopterin CSF                                                                             [***]*
       4137        Netilmicin                                                                                [***]*
       3172        Neuroblastoma Monitor                                                                     [***]*
      3172SR       Neuroblastoma Monitor w/Serial Graphics                                                   [***]*
       7960        Neuroborreliosis AccuDx                                                                   [***]*
      7960SF       Neuroborreliosis AccuDx, Synovial Fluid                                                   [***]*
       7965        Neuroborreliosis Evaluation                                                               [***]*
       1052        Neurofilament-heavy Subunit [NF-H] Autoabs                                                [***]*
       1198        Neuronal IgG Autoabs for CNS Lupus                                                        [***]*
      1198C        Neuronal IgG Autoabs for CNS Lupus CSF                                                    [***]*
      1198CS       Neuronal IgG Autoabs for CNS Lupus Serum & CSF                                            [***]*
       1186        Neuronal Nuclear Abs Type 1 (Hu)                                                          [***]*
      1186C        Neuronal Nuclear Abs Type 1 (Hu) CSF                                                      [***]*
       1168        Neuronal Nuclear IgG Abs Type 1 (Hu)                                                      [***]*
      1168C        Neuronal Nuclear IgG Abs Type 1 (Hu) CSF                                                  [***]*
      1168CS       Neuronal Nuclear IgG Abs Type 1 (Hu) Serum & CSF                                          [***]*
       3860        Neuron-specific Enolase                                                                   [***]*
      3860C        Neuron-specific Enolase CSF                                                               [***]*
      3860SR       Neuron-speciffic Enolase w/Serial Graphics                                                [***]*
       1384        Neutrophil Function: Activation (PMA)                                                     [***]*
       1383        Neutrophil Function: Adherence [CD11a, CD11b, CD11c, CD18]                                [***]*
       3884        Neutrophil Function: Chemotactic Factor Generation                                        [***]*
       1382        Neutrophil Function: Myeloperoxidase                                                      [***]*
       1385        Neutrophil Function: Phagocytosis (Zymosan)                                               [***]*
       4954        Nevirapine MonitR                                                                         [***]*
       1618        Nitroblue Tebazolium Assessment                                                           [***]*
       9620        NMP22 Bladder Tumor Marker                                                                [***]*
       8151        Nocardia IgG Abs                                                                          [***]*
      8151C        Nocardia IgG Abs CSF                                                                      [***]*

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      8151P        Nocardia IgG Abs Paired                                                                   [***]*
       4928        Nordiazepam [Zofran]                                                                      [***]*
       4948        Norfloxacin                                                                               [***]*
      4948P        Norfloxacin Peak & Trough                                                                 [***]*
       4930        Nortriptyline                                                                             [***]*
      4266U        N-Telopeptides w/ Creafinine                                                              [***]*
       5250        Occult Blood (Hemoccult)                                                                  [***]*
       4944        Ofloxacin                                                                                 [***]*
      4944P        Ofloxacin Peak & Trough                                                                   [***]*
       1223        OJ Autoantibodies                                                                         [***]*
       5910        OKT3 (Anti-) IgG Abs                                                                      [***]*
       5912        OKT3 Ab Quantitation                                                                      [***]*
       1559        Oligoclonal Immunoglobulins [AE]                                                          [***]*
       1557        Oligoclonal lmmunoglobulins [lEF/lFIX]                                                    [***]*
      4138U        Opiates Urine                                                                             [***]*
      1381P        Opsonophagocytosis, Haemophilus influenzae b Paired                                       [***]*
       1381        Opsonophagocytosis, HaemophiIus influenzae b whole bacteria                               [***]*
       3204        Osmololity Serum                                                                          [***]*
      3204U        Osmolalfy Urine                                                                           [***]*
       3550        Osteocalcin                                                                               [***]*
       7452        Osteoporosis EvaluatR                                                                     [***]*
       7447        Osteoporosis Monitor                                                                      [***]*
       2367        Ova & Parasite: Arthropod Identification                                                  [***]*
       2363        Ova & Parasite: Coccidia Evaluafion                                                       [***]*
       2362        Ova & Paresite.- Comprehensive Exam w/ Coccidis Evaluation                                [***]*
       2361        Ova & Parasite: Routine Exam                                                              [***]*
       2368        Ova & Parasite: Worm Identification                                                       [***]*
      3038BK       Ovarian Cancer Prognosis - Paraffin                                                       [***]*
       1178        Ovary IgG Autoabs                                                                         [***]*
      4332U        Oxalate 24hr Urine                                                                        [***]*
      4332UR       Oxalate Random Urine                                                                      [***]*
       4934        Oxazepam [Serax]                                                                          [***]*
       4923        p-AminosaIicylic Acid                                                                     [***]*
      4923P        p-Aminosalicylic Acid Peak & Trough                                                       [***]*
       1866        PAN-ANCA Evaluation                                                                       [***]*
       1868        PAN-ANCA PLUS                                                                             [***]*
       2621        Parainfluenza Virus Types 1-3 Abs                                                         [***]*
      2621C        Parainfluenza Virus Types 1-3 Abs CSF                                                     [***]*
      2621P        Parainfluenza Virus Types 1-3 Abs Paired                                                  [***]*
       2424        Parainfluenza Virus Types 1-3 Detection                                                   [***]*
       2746        Paralytic Viral Ab Evaluation                                                             [***]*
      2746C        ParaIytic ViraI Ab Evaluation CSF                                                         [***]*
      2746P        ParaIytic Viral Ab Evaluation Paired                                                      [***]*
       1171        ParaneopIastic Syndrome Evaluation                                                        [***]*
      1171C        PeraneopIastic Syndrome Evaluation CSF                                                    [***]*
      1171CS       Paraneoplasbc Syndrome Evaluation Serum & CSF                                             [***]*
       1104        Parietal Cell Total Autoabs                                                               [***]*
       3895        Partial Thromboplastin Time (PTT)                                                         [***]*
       3897        Partial Thromboplastin Time LA                                                            [***]*
       3898        Partial Thromboplastin Time LA Mixing Studies                                             [***]*

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

       3896         Partial Thromboplastin Time Mixing Studies                                                 [***]*
       8266         Parvovirus B19 DNA DetectR                                                                 [***]*
       8261         Parvovirus B19 Evaluation                                                                  [***]*
      8261 C        Parvovirus B19 Evaluation CSF                                                              [***]*
      8261 P        Parvovirus B19 Evaluation Paired                                                           [***]*
       8221         Parvovirus B19 IgG & IgM Abs [EIA] [default]                                               [***]*
      8221C         Parvovirus B19 IgG & IgM Abs [EIA] CSF                                                     [***]*
      8221P         Parvovirus B19 IgG & IgM Abs [EIA] Paired                                                  [***]*
       8236         Parvovirus B19 IgG & IgM Abs [lB]                                                          [***]*
      8236C         Parvovirus B19 IgG &. IgM Abs [lB] CSF                                                     [***]*
      8236P         Parvovirus B19 IgG & IgM Abs [lB] Paired                                                   [***]*
       7580         PCR Special Handling                                                                       [***]*
       1421         Perinuclear Factor Autoabs                                                                 [***]*
       4992         Pernicious Anemia AssessR                                                                  [***]*
      4140U         Phencyclidine Urine                                                                        [***]*
       4142         Phenobarbital                                                                              [***]*
       4144         Phenytoin Free & Total                                                                     [***]*
       3262         Pheochromocytoma Evaluation                                                                [***]*
       1771         Phosphatidic Acid IgG, IgM & IgA Abs                                                       [***]*
      1771C         Phosphatidic Acid IgG, IgM & IgA Abs CSF                                                   [***]*
      1771P         Phosphatidic Acid IgG, IgM & IgA Abs Paired                                                [***]*
       1751         Phosphatidylcholine IgG, IgM & IgA Abs                                                     [***]*
      1751C         PhosphatidylchoIine IgG, IgM & IgA Abs CSF                                                 [***]*
      1751P         Phosphatidylcholine IgG, Ig & IgA Abs Paired                                               [***]*
       1791         Phosphatidylethanolamine IgG, IgM & IgA Abs                                                [***]*
      1791C         Phosphatidylethanolamine IgG, IgM & IgA Abs CSF                                            [***]*
      1791P         Phosphatidylethenolamine IgG, IgM & IgA Abs Paired                                         [***]*
       1775         PhosphatidyIglycerol IgG, IgM, and IgA Autoantibodies                                      [***]*
       1774         Phosphatidylinositol IgG, IgM, and IgA Autoantibodies                                      [***]*
       1711         Phosphatidylsedne IgG, IgM & IgA Autoantibodies                                            [***]*
      1711C         Phosphatidylserine IgG, IgM & IgA Autoantibodies CSF                                       [***]*
      1711P         Phosphatidyiserine IgG, IgM & IgA Autoantibodies Paired                                    [***]*
       5308         Phosphorus Inorganic                                                                       [***]*
       8158         Pigeon Serum Antibodies                                                                    [***]*
       1224         PL-12 Autoantibodies                                                                       [***]*
       1226         PL-7 Autoantibodies                                                                        [***]*
       1492         PIasminogen Activity                                                                       [***]*
       1491         Plasminogen, Quantitative                                                                  [***]*
      5946AD        Platelet Aggregation, ADP                                                                  [***]*
      5946AR        PIatelet, Aggregation, Arachidonic Acid                                                    [***]*
      5946CO        Platelet Aggregation, Collagen                                                             [***]*
      5946EP        Platelet Aggregation, Epinephrine                                                          [***]*
      5946RT        Platelet Aggregation, Ristocetin                                                           [***]*
      5946SP        Platelet Aggregation Spontaneous                                                           [***]*
       1636         Platelet Autoabs Evaluation                                                                [***]*
       5940         Platelet Autoabs, Drug-induced including Heparin                                           [***]*
       5995         Platelet Autoantbodies, Comprehensive                                                      [***]*
       5160         Platelet Count                                                                             [***]*
       5942         Platelet Factor 4                                                                          [***]*
       5967         Platelet Function Evaluation                                                               [***]*

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       5931         Platelet Glycoprotein Ib/IX IgG, IgM & IgA Autoabs                                         [***]*
       5930         Platelet Glycoprotein llb/IlIa IgG, IgM & IgA Autoabs                                      [***]*
       1631         Platelet IgG, IgM & IgA Autoabs                                                            [***]*
       1630         Platelet-associated IgG, IgM & IgA Autoabs                                                 [***]*
       1257         PM-Scl Autoabs                                                                             [***]*
       7745         Pneumocystis carinii Ag Detection                                                          [***]*
       8091         Poliovirus Abs                                                                             [***]*
      8091P         Poliovirus Abs Paired                                                                      [***]*
       2626         Poliovlrus Abs Serotypes 1-3 [default]                                                     [***]*
      2626C         Poliovirus Abs Serotypes 1-3 CSF                                                           [***]*
      2626P         Poliovirus Abs Serotypes 1-3 Paired                                                        [***]*
       2023         Polycyste Ovary Evaluation                                                                 [***]*
       2676         Polyomavirus Abs                                                                           [***]*
      2676C         Polyomavirus Abs CSF                                                                       [***]*
      2676P         Polyomavirus Abs Paired                                                                    [***]*
       5311         Potassium                                                                                  [***]*
      4874R         Potassium RBC                                                                              [***]*
       1549         Prealbumin                                                                                 [***]*
      1549P         Prealbumin Paired Testing                                                                  [***]*
       5996         Prekallikrein [PKK]                                                                        [***]*
       5996         Prekallikrein [PKK]                                                                        [***]*
       7531         Primary Sclerosing Cholangitis Evaluation                                                  [***]*
       4146         Primidone                                                                                  [***]*
       4148         Procainamide + NAPA                                                                        [***]*
       3163         Progesterone                                                                               [***]*
       1832         Progesterone Receptor                                                                      [***]*
       3206         Prolactin                                                                                  [***]*
       1251         Proliferating Cell Nuclear Ag Abs                                                          [***]*
      4149U         Propoxyphene Urine                                                                         [***]*
       4095         Prostaglandin E2 (PGE2) ElA                                                                [***]*
       3032         Prostate Cancer Monitor                                                                    [***]*
      3032F         Prostate Cancer Monitor Fluid                                                              [***]*
      3032SR        Prostate Cancer Monitor w/Serial Graphics                                                  [***]*
       3546         Prostate-Specific Ag                                                                       [***]*
      3546F         Prostate-Specific Ag Fluid                                                                 [***]*
      3546NY        Prostate-Specific Ag New York                                                              [***]*
      3546SR        Prostate-Specific Ag w/Serial Graphics                                                     [***]*
       3547         Prostate-Specific Antigen, Free & Total                                                    [***]*
      3547SR        Prostate-Specific Antigen, Free & Total w/Serial Graphics                                  [***]*
       3100         Prostafc Acid Phosphatase                                                                  [***]*
      3100F         Prostatic Acid Phosphatase Fluid                                                           [***]*
      3100SR        Prostatic Acid Phosphatase w/Serial Graphics                                               [***]*
       3836         Protein C Activity                                                                         [***]*
       5932         Protein C Ag                                                                               [***]*
       5933         Protein C Evaluation 1                                                                     [***]*
       5988         Protein C Evaluation 2                                                                     [***]*
       5989         Protein C Evaluation 3                                                                     [***]*
       3837         Protein S Activity                                                                         [***]*
       5935         Protein S Antigen, Free                                                                    [***]*
       5937         Protein S Antigen, Total                                                                   [***]*

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       5938         Protein S Evaluation 1                                                                     [***]*
       5993         Protein S Evaluation 2                                                                     [***]*
       5968         Protein S Evaluation 3                                                                     [***]*
       5994         Protein S Evaluation 4                                                                     [***]*
       1324         Protein, Total                                                                             [***]*
      1324U         Protein, Total 24 hour Urine                                                               [***]*
      1324C         Protein, Total CSF                                                                         [***]*
      1324F         Protein, Total Fluid                                                                       [***]*
      1324SF        Protein, Total Synovial Fluid                                                              [***]*
       1396         Proteinase-3 Autoabs                                                                       [***]*
       5939         Prothrombin Fragment 1.2                                                                   [***]*
       5372         Prothrombin G20210A Mutation                                                               [***]*
       3892         Prothrombin Time (PT)                                                                      [***]*
       3893         Prothrombin Time Mixing Studies                                                            [***]*
       7616         Pseudomonas aeruginosa Abs                                                                 [***]*
       3213         PTH, C Terminal & Intact including Ionized & Total Calcium                                 [***]*
       3208         PTH, C Terminal, including Ionized & Total Calcium                                         [***]*
       3945         PTH, C Terminal, including Total calcium only                                              [***]*
       3944         PTH, Intact including Ionized & Total Calcium [default]                                    [***]*
       3943         PTH, Intact including Total Calcium only                                                   [***]*
       3941         PTH, Intact only                                                                           [***]*
       3941         PTH, Intact only                                                                           [***]*
       3211         PTH, Mid-Molecule & Intact, incl. Ionized & Total Calcium                                  [***]*
       3209         PTH, Mid-Molecule only                                                                     [***]*
       3210         PTH, Mid-Molecule, including Ionized & Total Calcium                                       [***]*
       3990         PTH-related Protein                                                                        [***]*
       1187         Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo)                                              [***]*
      1187C         Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo) CSF                                          [***]*
      1176CS        Purkinje Cell Cytoplasmic IgG Abs Type 1 (Yo) Serum & CSF                                  [***]*
       1176         Purkinje Cell Cytoplasmic IgG Autoabs Type 1 (Yo)                                          [***]*
      1176C         Purkinje Cell Cytoplasmic IgG Autoabs Type 1 (Yo) CSF                                      [***]*
       4917         Pyrazinamide                                                                               [***]*
      4917P         Pyrazinamide Peak & Trough                                                                 [***]*
       3505         Pyridoxal Phosphate (Vitamin B6)                                                           [***]*
       7441         Pyruvate Dehydrogenase IgG Autoabs                                                         [***]*
       4150         Quinidine                                                                                  [***]*
       3885         Rantes                                                                                     [***]*
       2364         Rapid Plasma Reagin [RPR]                                                                  [***]*
       1726         Rapidly Progressive Glomerulonephritis Evaluation                                          [***]*
       3700         RAST Food - Pediatric Panel                                                                [***]*
       3701         RAST Food - Pediatric Panel + Total IgE                                                    [***]*
       3702         RAST Food Panel                                                                            [***]*
       3703         RAST Food Panel + Total IgE                                                                [***]*
       3716         RAST Midwest Panel                                                                         [***]*
       3717         RAST Midwest Panel + Total IgE                                                             [***]*
       3704         RAST Mold Panel                                                                            [***]*
       3705         RAST Mold Panel + Total IgE                                                                [***]*
       3718         RAST Northeast Panel                                                                       [***]*
       3719         RAST Northeast Panel +Total IgE                                                            [***]*
       3712         RAST Northern California Panel                                                             [***]*

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       3713         RAST Northern California Panel + Total IgE                                                 [***]*
       3720         RAST Southeast Panel                                                                       [***]*
       3721         RAST Southeast Panel + Total IgE                                                           [***]*
       3710         RAST Southern California Panel                                                             [***]*
       3711         RAST Southern California Panel + Total IgE                                                 [***]*
       3714         RAST Southwest Panel                                                                       [***]*
       3715         BAST Southwest Panel + Total IgE                                                           [***]*
       3722         RAST West Coast Panel                                                                      [***]*
       3723         RAST West Coast Panel + Total IgE                                                          [***]*
       F77          RAST-Beta lactoglobulin IgE                                                                [***]*
        M8          RAST-Helminthosporium halodes IgE                                                          [***]*
       3745         RAST-Phadiatop                                                                             [***]*
      RAST1         RAST-Single Allergen                                                                       [***]*
       TX7          RAST-Tree Mix: TX7                                                                         [***]*
       1070         Reactive Arthritis Evaluation                                                              [***]*
       2028         Recurrent Spontaneous Abortion: Autoimmune Evaluation                                      [***]*
       1375         Recurrent Spontaneous Abortion: Crossmatch                                                 [***]*
      1375P         Recurrent Spontaneous Abortion: Crossmatch Paired                                          [***]*
       2025         Recurrent Spontaneous Abortion: Endocrine Evaluation                                       [***]*
       2026         Recurrent Spontaneous Abortion: Immunology Evaluation                                      [***]*
       2027         Recurrent Spontaneous Abortion: Infectious Disease Evaluation                              [***]*
       3214         Renin Activity Plasma                                                                      [***]*
       2641         Reovirus Abs                                                                               [***]*
      2641C         Reovirus Antibodies CSF [CF]                                                               [***]*
      2641P         Reovirus Antibodies, Paired CF                                                             [***]*
       2701         Respiratory Infection Abs, Adult                                                           [***]*
      2701C         Respiratory Infection Abs, Adult CSF                                                       [***]*
      2701P         Respiratory Infection Abs, Adult Paired                                                    [***]*
       2711         Respiratory Infection Abs, ChiId/Infant                                                    [***]*
      2711C         Respiratory Infection Abs, Child/Infant CSF                                                [***]*
      2711P         Respiratory Infection Abs, Child/Infant Paired                                             [***]*
       2425         Respiratory Infection Evaluation, Viral                                                    [***]*
      8691C         Respiratory Synctyial Virus IgG & IgM Abs CSF                                              [***]*
      8691P         Respiratory Synctyial Virus IgG & IgM Abs Paired                                           [***]*
      2646P         Respiratory Synctyial Virus Total Abs Paired                                               [***]*
      2646C         Respiratory Syncytial Virus Abs CSF                                                        [***]*
       5697         Respiratory Syncytial Virus Ag Detection [ElA]                                             [***]*
       2704         Respiratory Syncytial Virus Detection [DFA]                                                [***]*
       8691         Respiratory Syncytial Virus IgG & IgM Abs                                                  [***]*
       2646         Respiratory Syncytial Virus Total Abs                                                      [***]*
       1162         Reticulin IgA Autoabs                                                                      [***]*
       1105         Reticulin Total Autoabs                                                                    [***]*
       3236         Reverse Triidothyronine (RT3)                                                              [***]*
       1004         Rheumatic Evaluation                                                                       [***]*
       5052         Rheumatoid Arthritis Monitor #2                                                            [***]*
       5053         Rheumatoid Arthritis Monitor #3                                                            [***]*
       5050         Rheumatoid Arthritis Prognosticator                                                        [***]*
      1015F         Rheumatoid Factor (IgM), NEPH & SCAT Titer, IHA Fluid                                      [***]*
       1015         Rheumatoid Factor Autoabs Evaluation                                                       [***]*
       1012         Rheumatoid Factor igG, IgM, & IgA Autoantibodies                                           [***]*

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
       1113         Rheumatoid Factor IgM Autoabs [IHA)                                                        [***]*
       1540         Rheumatoid Factor IgM Autoabs [Neph]                                                       [***]*
       1273         Ribosomal P Protein IgG Antibody Index                                                     [***]*
       1271         Ribosomal P Protein IgG Autoabs                                                            [***]*
      1271C         Ribosomal P Protein IgG Autoabs CSF                                                        [***]*
      1271CS        Ribosomal P Protein IgG Autoabs Serum & CSF                                                [***]*
       7951         Rickettsia conorii IgG & IgM Abs                                                           [***]*
      7951C         Rickettsia conorii IgG & IgM Abs CSF                                                       [***]*
      7951P         Rickettsia conorii IgG & IgM Abs Paired                                                    [***]*
       7876         Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval                                        [***]*
      7876C         Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval CSF                                    [***]*
      7876P         Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval Paired                                 [***]*
       7871         Rickettsia rickettsii & R. typhi IgG Abs Evaluation                                        [***]*
       7881         Rickettsia rickettsii & R. typhi IgM Abs Evaluation                                        [***]*
       7896         Rickettsia rickettsii IgG & IgM Abs                                                        [***]*
      7896C         Rickettsia rickettsii IgG & IgM Abs CSF                                                    [***]*
      7896P         Rickettsia rickettsii IgG & IgM Abs Paired                                                 [***]*
       7886         Rickettsia rickettsii IgG Abs                                                              [***]*
       7886         Rickettsia rickettsii IgG Abs                                                              [***]*
      7886P         Rickettsia rickettsii IgG Abs Paired                                                       [***]*
       7891         Rickettsia rickettsii IgM Abs                                                              [***]*
       7891         Rickettsia rickettsii IgM Abs                                                              [***]*
       8126         Rickettsia tsutsugamushi IgG Abs                                                           [***]*
       7911         Rickettsia typhi IgG & IgM Abs                                                             [***]*
       7901         Rickettsia typhi IgG Abs                                                                   [***]*
      7901P         Rickettsia typhi IgG Abs Paired                                                            [***]*
       7906         Rickettsia typhi IgM Abs                                                                   [***]*
       4919         Rifampin                                                                                   [***]*
      4919P         Rifampin Peak & Trough                                                                     [***]*
       1871         Ristocetin Cofactor Function                                                               [***]*
       4952         Ritonavir MonitR                                                                           [***]*
       1494         RNA Polymerases I, II and III IgG Autoabs                                                  [***]*
       7856         Rotavirus Abs                                                                              [***]*
      7856C         Rotavirus Abs CSF                                                                          [***]*
      7856P         Rotavirus Abs Paired                                                                       [***]*
       2472         Rotavirus Ag Detection                                                                     [***]*
       9421         Rubella IgG & IgM Abs [default]                                                            [***]*
      9421C         Rubella IgG & IgM Abs CSF                                                                  [***]*
      9421P         Rubella IgG & IgM Abs Paired                                                               [***]*
      9421CP        Rubella IgG & IgM Abs Paired CSF                                                           [***]*
       9416         Rubella IgG Abs                                                                            [***]*
      9416F         Rubella IgG Abs Fluid                                                                      [***]*
      9416P         Rubella IgG Abs Paired                                                                     [***]*
      9416FP        Rubella IgG Abs Paired Fluid                                                               [***]*
       7770         Rubella IgG Antibody Index                                                                 [***]*
       2475         Rubella IgM Abs                                                                            [***]*
      2475C         Rubella IgM Abs CSF                                                                        [***]*
      2475P         Rubella IgM Abs Paired                                                                     [***]*
       4152         Salicylate                                                                                 [***]*
       7631         Salmonella IgG, IgM & IgA Abs [default]                                                    [***]*

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      7631P         Salmonella IgG, IgM & IgA Abs Paired                                                       [***]*
       5636         Salmonella Serotyping                                                                      [***]*
       4967         Saquinavir MonitR                                                                          [***]*
       1085         Sarcoidosis Evaluation                                                                     [***]*
       8386         Schistosoma Abs Evaluation                                                                 [***]*
      8386P         Schistosoma Abs Evaluation Paired                                                          [***]*
       8326         Schistosoma IgG Abs                                                                        [***]*
       8351         Schistosoma IgG and IgM Abs                                                                [***]*
      8351P         Schistosoma IgG and IgM Abs Paired                                                         [***]*
       8336         Schistosoma IgG, IgM & IgE Abs [default]                                                   [***]*
       7656         Schistosoma mansoni IgG Abs                                                                [***]*
       1235         Scl-70 IgG Autoabs                                                                         [***]*
       4875         Selenium                                                                                   [***]*
      4875U         Selenium 24hr Urine                                                                        [***]*
      4875UR        Selenium Random Urine                                                                      [***]*
      4875R         Selenium RBC                                                                               [***]*
      4875W         Selenium Whole Blood                                                                       [***]*
       4031         Sensory Neuropathy Evaluation                                                              [***]*
       4030         Sensory Neuropathy EvaluatR                                                                [***]*
       4195         Sertraline [Zoloft]                                                                        [***]*
       3218         Sex Hormone Binding Globulin                                                               [***]*
       2034         Sexually Transmitted Disease Agents                                                        [***]*
      8576C         Shigella Abs                                                                               [***]*
      8576P         Shigella Abs CSF                                                                           [***]*
       8576         Shigella Abs Paired                                                                        [***]*
       8581         Shigella IgG Abs                                                                           [***]*
       5636         Shigella Serotyping                                                                        [***]*
       4986         Sickle Cell Screen                                                                         [***]*
       1253         Silicate IgG & IgM Autoabs                                                                 [***]*
       7433         Silicone Sensitivity Detector Panel                                                        [***]*
       7431         Silicone-specific T-Cell Proliferation Test                                                [***]*
       7502         Sin Nombre Virus Antibodies                                                                [***]*
       1114         Skin Total Autoabs, Inter-epithelial & Dermal-epidermal                                    [***]*
       1220         Sm (Smith) IgG Autoabs                                                                     [***]*
       3254         Small-cell Carcinoma Monitor, Lung                                                         [***]*
       1106         Smooth Muscle Total Autoabs                                                                [***]*
       5306         Sodium                                                                                     [***]*
       1520         Soluble Transferrin Receptor (TfR)                                                         [***]*
       3222         Somatostatin                                                                               [***]*
      5225P         Sperm IgG Abs Paired                                                                       [***]*
       5225         Sperm IgG Autoabs                                                                          [***]*
       9151         Sporothrix Abs                                                                             [***]*
       8286         Sporothrix IgG, IgM & IgA Abs [default]                                                    [***]*
      8286C         Sporothrix IgG, IgM & IgA Abs CSF                                                          [***]*
      8286P         Sporothrix IgG, IgM & IgA Abs Paired                                                       [***]*
       3862         Squamous Cell Carcinoma Ag                                                                 [***]*
      3862SR        Squamous Cell Carcinoma Ag w/Serial Graphics                                               [***]*
       3865         Squamous Cell Carcinoma Monitor, Lung                                                      [***]*
      3865SR        Squamous Cell Carcinoma Monitor, Lung w/Serial Graphics                                    [***]*
       1227         SRP Autoantibodies                                                                         [***]*

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       1007         SS-A & SS-B IgG Autoabs                                                                    [***]*
       1204         SS-A IgG Autoabs                                                                           [***]*
       1205         SS-B IgG Autoabs                                                                           [***]*
       8186         St. Louis Encephalitis IgM Abs                                                             [***]*
      8186C         St. Louis Encephalitis IgM Abs CSF                                                         [***]*
      8186P         St. Louis Encephalitis IgM Abs Paired                                                      [***]*
       7810         St. Louis Encephalitis IgM Antibody Index                                                  [***]*
       8921         St. Louis Encephalitis Total Abs                                                           [***]*
      8921C         St. Louis Encephalitis Total Abs CSF                                                       [***]*
      8921P         St. Louis EncephaIitis Total Abs Paired                                                    [***]*
      8921CP        St. Louis Encephalitis Total Abs Paired CSF                                                [***]*
       4953         Stavudine (d4T) MonitR                                                                     [***]*
       4155         Stone Analysis, Kidney                                                                     [***]*
       4160         Stone-A-Lyzer                                                                              [***]*
       9641         Streptococcus Group B Ag                                                                   [***]*
      9641C         Streptococcus Group B Ag CSF                                                               [***]*
      9641U         Streptococcus Group B Ag Urine                                                             [***]*
       7861         Streptococcus Group B IgG Abs                                                              [***]*
      7861C         Streptococcus Group B IgG Abs CSF                                                          [***]*
      7861P         Streptococcus Group B IgG Abs Paired                                                       [***]*
       9636         Streptococcus pneumoniae Ag                                                                [***]*
      9636C         Streptococcus pneumoniae Ag CSF                                                            [***]*
      9636U         Streptococcus pneumoniae Ag Urine                                                          [***]*
       2386         Streptococcus pneumoniae IgG Abs, 12 Serotypes                                             [***]*
      2386P         Streptococcus pneumoniae IgG Abs, 12 Serotypes Pre/Post                                    [***]*
       2370         Streptococcus pneumoniae IgG Abs, 4 Serotypes [default]                                    [***]*
      2370P         Streptococcus pneumoniae IgG Abs, 4 Serotypes Pre/Post                                     [***]*
       1337         Streptococcus pyogenes, Group A Abs (Streptozyme)                                          [***]*
       5777         Streptococcus, Beta Group A Culture Screen                                                 [***]*
       2433         Streptococcus, Beta Group B Culture Screen                                                 [***]*
       1107         Striational Total Autoabs                                                                  [***]*
       8566         Strongyloides IgG Abs                                                                      [***]*
      8566C         Strongyloides IgG Abs CSF                                                                  [***]*
      8566P         Strongyloides IgG Abs Paired                                                               [***]*
       4016         Sulfatide Autoabs                                                                          [***]*
       4046         Sulfoglucuronyl Paragloboside Autoabs                                                      [***]*
       3232         T Uptake                                                                                   [***]*
       3225         T3 Free, Tracer Dialysis                                                                   [***]*
       5948         Tacrolimus                                                                                 [***]*
       4004         Tau-Transferrin                                                                            [***]*
       1880         T-cell Receptor Gene Rearrangement                                                         [***]*
       2321         Teichoic Acid Abs                                                                          [***]*
      2321F         Teichoic Acid Abs Fluid                                                                    [***]*
      2321P         Teichoic Acid Abs Paired                                                                   [***]*
       1634         Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue                                [***]*
       1694         Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue                                [***]*
      1694W         Terminal Deoxynucleotidyl Transferase Whole Blood                                          [***]*
       1635         Terminal Deoxynucleotidyl Transferase with Immunophenotyping                               [***]*
       1180         Testes IgG Autoabs                                                                         [***]*
       3247         Testosterone, Free                                                                         [***]*

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       3248         Testosterone, Free & Total [default]                                                       [***]*
       3244         Testosterone, Total                                                                        [***]*
      1331P         Tetanus & Diphtheria Toxoid IgG Abs Pre/Post Vaccination                                   [***]*
       1331         Tetanus & Diphtheria Toxoid IgG Abs Single Serum                                           [***]*
      1334P         Tetanus Toxoid IgG Abs Pre/Post Vaccination                                                [***]*
       1334         Tetanus Toxoid IgG Abs Single Serum                                                        [***]*
       4156         Theophylline                                                                               [***]*
       4212         Thrombin Anti-Thrombin [TAT] Complex                                                       [***]*
       4210         Thrombin Time (TT)                                                                         [***]*
       5978         Thrombotic Markers Evaluation                                                              [***]*
       5990         Thrombotic Risk AssessR                                                                    [***]*
       5972         Thrombotic Risk Evaluation 1                                                               [***]*
       5971         Thrombotic Risk Evaluation 2                                                               [***]*
       5973         Thrombotic Risk Evaluation 3                                                               [***]*
       3298         Thrombotic Risk Evaluation 4                                                               [***]*
       3251         ThyroglobuIin                                                                              [***]*
       1110         Thyroglobulin Autoabs                                                                      [***]*
       3255         Thyroglobulin Serum                                                                        [***]*
       1016         Thyroid Autoabs                                                                            [***]*
       3060         Thyroid Autoabs Evaluation                                                                 [***]*
       3072         Thyroid Panel, Hyperthyroidism                                                             [***]*
       3074         Thyroid Panel, Hypothyroidism                                                              [***]*
       3062         Thyroid Peroxidase Autoabs [default]                                                       [***]*
       3076         Thyroid Screen                                                                             [***]*
       3250         Thyroid Stimulating Hormone, 3rd Generation                                                [***]*
       1091         Thyroid Stimulating Immunoglobulins                                                        [***]*
       1091         Thyroid Stimulating Immunoglobulins                                                        [***]*
      1091P         Thyroid Stimulating Immunoglobulins Paired                                                 [***]*
       1092         Thyroid Stimulating Immunoglobulins w/o TSH                                                [***]*
       1090         Thyrotropin Binding Inhibitory Immunoglobulins                                             [***]*
       1093         Thyrotropin Binding Inhibitory Immunoglobulins w/o TSH                                     [***]*
       3226         Thyroxine (T4)                                                                             [***]*
       3238         Thyroxine Binding Globulin                                                                 [***]*
       3228         Thyroxine, Free                                                                            [***]*
       3230         Thyroxine, Free Index                                                                      [***]*
       3288         Tissue Plasminogen Activator Ag                                                            [***]*
       5979         Tissue Plasminogen Activator Evaluation                                                    [***]*
       5925         Tissue Plasminogen Activator Function                                                      [***]*
       3296         Tissue Plasminogen Activator Inhibitor                                                     [***]*
       1002         Tissue Total Autoabs Screen [TABS]                                                         [***]*
       4902         Tobramycin                                                                                 [***]*
      4902P         Tobramycin Peak & Trough                                                                   [***]*
       4925         Topiramate                                                                                 [***]*
      4925P         Topiramate Peak & Trough                                                                   [***]*
       9901         TORCH IgG & IgM Abs Evaluation                                                             [***]*
      9901P         TORCH IgG & IgM Abs Evaluation Paired                                                      [***]*
       9911         TORCH IgG Abs Evaluation                                                                   [***]*
      9911C         TORCH IgG Abs Evaluation CSF                                                               [***]*
      9911P         TORCH IgG Abs Evaluation Paired                                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

       2231         TORCH IgM Abs Evaluation                                                                   [***]*
      2231C         TORCH IgM Abs Evaluation CSF                                                               [***]*
      2231P         TORCH IgM Abs Evaluation Paired                                                            [***]*
       4162         Toxic Element Analysis Whole Blood                                                         [***]*
       2436         Toxic Shock Syndrome Abs                                                                   [***]*
       2437         Toxic Shock Syndrome Evaluation                                                            [***]*
       9766         Toxocara IgG Abs                                                                           [***]*
      9766P         Toxocara IgG Abs Paired                                                                    [***]*
      9761F         Toxocara IgG, IgM & IgA Abs Fluid                                                          [***]*
      9761P         Toxocara IgG, IgM & IgA Abs Paired                                                         [***]*
      9761FP        Toxocara IgG, IgM & IgA Abs Paired Fluid                                                   [***]*
       9761         Toxocara IgG, IgM, & IgA Abs [default]                                                     [***]*
       2261         ToxopIasma Antibody Evaluation [default]                                                   [***]*
      2261C         Toxoplasma Antibody Evaluation CSF                                                         [***]*
      2261F         Toxoplasma Antibody Evaluation Fluid                                                       [***]*
      2261P         Toxoplasma Antibody Evaluation Paired                                                      [***]*
       7521         Toxoplasma DNA DetectR                                                                     [***]*
       8972         Toxoplasma Encephalitis AccuDx                                                             [***]*
       7666         Toxoplasma IgA Abs                                                                         [***]*
      7666P         Toxoplasma IgA Abs Paired                                                                  [***]*
       9426         Toxoplasma IgG Abs                                                                         [***]*
      9426C         Toxoplasma IgG Abs CSF                                                                     [***]*
      9426F         Toxoplasma IgG Abs Fluid                                                                   [***]*
      9426P         Toxoplasma IgG Abs Paired                                                                  [***]*
       8970         Toxoplasma IgG Antibody Index                                                              [***]*
       7661         Taxoplasma IgM Abs [ISAGA]                                                                 [***]*
      7661C         Toxoplasma IgM Abs [ISAGA] CSF                                                             [***]*
      7661F         Toxoplasma IgM Abs [ISAGA] Fluid                                                           [***]*
      7661P         Toxoplasma IgM Abs [ISAGA] Paired                                                          [***]*
       7675         Toxoplasma IgM Abs [MAC EIA] [default]                                                     [***]*
      7675C         Toxoplasma IgM Abs [MAC EIA] CSF                                                           [***]*
      7675F         Toxoplasma IgM Abs [MAC EIA] Fluid                                                         [***]*
      7675P         Toxoplasma IgM Abs [MAC EIA] Paired                                                        [***]*
       1519         Transferrin                                                                                [***]*
       4002         Transferrin Genetic D Variants                                                             [***]*
      1519U         Transferrin Urine                                                                          [***]*
       1029         TransgIutaminase IgA Autoabs [EIA]                                                         [***]*
       1027         TransgIutaminase IgG Autoabs [EIA]                                                         [***]*
       1030         TransgIutaminase IgG, IgM & IgA Autoabs Evaluation [EIA]                                   [***]*
       1028         TransgIutaminase IgM Autoabs [EIA]                                                         [***]*
       4960         Trazodone                                                                                  [***]*
       1537         Treatable Ischemia PredictR (TlP)                                                          [***]*
       9020         Treponema pallidum Abs, MHA-TP                                                             [***]*
       7565         Treponema pallidum IgG & IgM Abs                                                           [***]*
      7565F         Treponema pallidum IgG IgM Abs Fluid                                                       [***]*
       7561         Treponema pallidum IgG Abs                                                                 [***]*
      7561C         Treponema pallidum IgG Abs CSF                                                             [***]*
      7560C         Treponema pallidum IgG Antibodies, FTA-ABS Quant CSF                                       [***]*
       7560         Treponema pallidum IgG Antibodies, FTA-ABS Quantitative                                    [***]*
       7555         Treponema pailidum IgG Antibody Index                                                      [***]*

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  TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

       7566         Treponema pallidum IgM Abs                                                                 [***]*
      7566C         Treponema pallidum IgM Abs CSF                                                             [***]*
       2102         Treponema pallidum IgM Abs, FTA-ABS                                                        [***]*
      2102C         Treponema pallidum IgM Abs, FTA-ABS CSF                                                    [***]*
      2104C         Treponema pallidum Total Abs, FTA-ABS                                                      [***]*
       2104         Treponema pallidum Total Abs, FTA-ABS [DEFAULT]                                            [***]*
      2104P         Treponema pallidum Total Abs, FTA-ABS Paired                                               [***]*
       9386         Trichinella IgG Abs                                                                        [***]*
      9386C         Trichinella IgG Abs CSF                                                                    [***]*
      9386P         Trichinella IgG Abs Paired                                                                 [***]*
      9386CP        Trichinella IgG Abs Paired CSF                                                             [***]*
       9745         Trichinella IgG Antibody Index                                                             [***]*
       9741         Trichinella IgG, IgM & IgA Abs                                                             [***]*
      9741C         Trichinella IgG, IgM & IgA Abs CSF                                                         [***]*
      9741P         Trichinella IgG, IgM & IgA Abs Paired                                                      [***]*
      9741CP        Trichinella IgG, IgM & IgA Abs Paired CSF                                                  [***]*
       4158         Tricyclics Screen                                                                          [***]*
       3346         Triglycerides                                                                              [***]*
       3224         Triiodothyronine (T3)                                                                      [***]*
       3234         Triiodothyronine, Free                                                                     [***]*
       7573         Tropheryma whippelii DNA DetectR                                                           [***]*
       3390         Troponin (l & T) DetectR                                                                   [***]*
       3393         Troponin l                                                                                 [***]*
       3392         Troponin T                                                                                 [***]*
       9316         Trypanosoma cruzi IgG Abs                                                                  [***]*
      9316P         Trypanosoma cruzi IgG Abs Paired                                                           [***]*
       3460         Tryptase                                                                                   [***]*
       1053         TubuIin Autoabs                                                                            [***]*
      3294C         Tumor Necrosis Factor alpha CSF                                                            [***]*
       3294         Tumor Necrosis Factor-alpha Plasma                                                         [***]*
       3908         Tumor Necrosis Factor-binding Proteins                                                     [***]*
      3908C         Tumor Necrosis Factor-binding Proteins CSF                                                 [***]*
       1215         U1 RNP/snRNP IgG Autoabs                                                                   [***]*
       1228         U2 SnRNP Autoantibodies                                                                    [***]*
       5319         Urea Nitrogen                                                                              [***]*
       2408         Ureaplasma urealyticum / Mycoplasma hominis Culture                                        [***]*
       1310         Uric Acid                                                                                  [***]*
      4333UR        Uric Acid Random Urine                                                                     [***]*
      4333U         Uric Acid, 24hr Urine                                                                      [***]*
       7439         Ur-Sure Chlamydia trachomatis/Neisseria gonorrhoeae by LCR                                 [***]*
       3017         Uterine Cancer Monitor                                                                     [***]*
      3017SR        Uterine Cancer Monitor w/Serial Graphics                                                   [***]*
       3360         Valproic Acid                                                                              [***]*
       3361         Valproic Acid Free                                                                         [***]*
       4903         Vancomycin                                                                                 [***]*
      4903P         Vancomycin Peak & Trough                                                                   [***]*
       3319         Vanillylmandelic Acid - Pediatric                                                          [***]*
      3318U         Vanillylmandelic Acid, 24hr Urine                                                          [***]*
      3318UR        Vanillylmandelic Acid, Urine Random                                                        [***]*
       2199         Varicella-zoster Virus Ag Detection                                                        [***]*

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

       7585         Varicella-zoster Virus DNA DetectR                                                         [***]*
       8761         Varicella-zoster Virus IgG Abs                                                             [***]*
      8761C         Varicella-zoster Virus igG Abs CSF                                                         [***]*
      8761P         Varicella-zoster Virus IgG Abs Paired                                                      [***]*
      8761CP        Varicella-zoster Virus IgG Abs Paired CSF                                                  [***]*
       7980         Varicella-zoster Virus IgG Antibody Index                                                  [***]*
       8766         Varicella-zoster Virus IgM Abs                                                             [***]*
      8766C         Varicella-zoster Virus IgM Abs CSF                                                         [***]*
      8766P         Varicella-zoster Virus IgM Abs Paired                                                      [***]*
      8766CP        Varicella-zoster Virus IgM Abs Paired CSF                                                  [***]*
       8756         Varicella-zoster Virus SeroDx, IgG & IgM Abs [default]                                     [***]*
      8756C         Varicella-zoster Virus SeroDx, IgG & IgM Abs CSF                                           [***]*
      8756P         Varicella-zoster Virus SeroDx, IgG & IgM Abs Paired                                        [***]*
      8756CP        Varicella-zoster Virus SeroDx, IgG & IgM Abs Paired CSF                                    [***]*
       2576         Varicella-zoster Virus Total Abs                                                           [***]*
      2576C         Varicella-zoster Virus Total Abs CSF                                                       [***]*
       3252         Vasoactive Intestinal Peptide                                                              [***]*
       2366         VDRL                                                                                       [***]*
      2366C         VDRL CSF                                                                                   [***]*
       5975         Venous Thromboembolism (VTE) AssessR                                                       [***]*
       2410         Viral culture                                                                              [***]*
       2442         Viral Diarrhea Ag Detection                                                                [***]*
       5680         Viral Susceptibility: Acyclovir                                                            [***]*
       5681         Viral Susceptibility: Foscamet                                                             [***]*
       5682         Viral Susceptibility: Ganciclovir                                                          [***]*
       5683         Viral Susceptibility: Penciclovir                                                          [***]*
       5684         Viral Susceptibility: Vidarabine                                                           [***]*
      1240P         Viscosity Plasma                                                                           [***]*
       1240         Viscosity Serum                                                                            [***]*
       3502         Vitamin A                                                                                  [***]*
       3515         Vitamin B1                                                                                 [***]*
       3519         Vitamin B1 & Transketolase                                                                 [***]*
      3515U         Vitamin B1 24hr Urine                                                                      [***]*
       3518         Vitamin B1 Functional Assessment                                                           [***]*
      3515W         Vitamin B1 Whole Blood                                                                     [***]*
       3504         Vitamin B12                                                                                [***]*
       3020         Vitamin B12 & Folate                                                                       [***]*
       3500         Vitamin B2 Functional Assessment                                                           [***]*
       3508         Vitamin C                                                                                  [***]*
      3508U         Vitamin C 24hr Urine                                                                       [***]*
       3520         Vitamin D, 1,25-dihydroxy                                                                  [***]*
       3520         Vitamin D, 1,25-dihydroxy                                                                  [***]*
       3521         Vitamin D, 25-hydroxy                                                                      [***]*
       3530         Vitamin E                                                                                  [***]*
       4834         Voltage-Gated Calcium Channel IgG Autoabs                                                  [***]*
       5981         von Willebrand Evaluation                                                                  [***]*
       5982         von Willebrand Evaluation without Ristocetin                                               [***]*
       1907         von Willebrand Factor Ag                                                                   [***]*
       1905         von Willebrand Factor Multimers Evaluation                                                 [***]*
       1906         von Willebrand Multimers                                                                   [***]*

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

       5961         von Willebrand Profile                                                                     [***]*
       5960         von Willebrand Profile with reflex to Multimers                                            [***]*
       9121         Weil-Felix Test                                                                            [***]*
      9121P         Weil-Felix Test Paired                                                                     [***]*
       8191         Western Equine Encephalitis IgM Abs                                                        [***]*
      8191C         Western Equine Encephalitis IgM Abs CSF                                                    [***]*
      8191P         Western Equine Encephalitis IgM Abs Paired                                                 [***]*
       7830         Western Equine Encephalitis IgM Antibody Index                                             [***]*
       8931         Western Equine Encephalitis Total Abs                                                      [***]*
      8931C         Western Equine Encephalitis Total Abs CSF                                                  [***]*
      8931P         Western Equine Encephalitis Total Abs Paired                                               [***]*
      8931CP        Western Equine Encephalitis Total Abs Paired CSF                                           [***]*
       9076         WIDAL Evaluation, Salmonella spp. Abs                                                      [***]*
      9076P         WIDAL Evaluation, salmonella spp. Abs Paired                                               [***]*
       5702         Yersinia Culture                                                                           [***]*
       8676         Yersinia enterocolitica Abs Serotype 0:3                                                   [***]*
      8676C         Yersinia enterocolitica Abs Serotype 0:3 CSF                                               [***]*
      8676P         Yersinia enterocolitica Abs Serotype 0:3 Paired                                            [***]*
       8681         Yersinia enterocolitica Abs Serotype 0:8                                                   [***]*
      8681C         Yersinia enterocolitica Abs Serotype 0:8 CSF                                               [***]*
      8681P         Yersinia enterocolitica Abs Serotype 0:8 Paired                                            [***]*
       8686         Yersinia enterocolitica Abs Serotype 0:9                                                   [***]*
      8686C         Yersinia enterocolitica Abs Serotype 0:9 CSF                                               [***]*
      8686P         Yersinia enterocolitica Abs Serotype 0:9 Paired                                            [***]*
       8696         Yersinia enterocolitica Abs Serotypes 0:3, 0:8, 0:9                                        [***]*
      8696C         Yersinia enterocolitica Abs Serotypes 0:3, 0:8, 0:9 CSF                                    [***]*
      8696P         Yersinia enterocolitica Abs Serotypes 0:3. 0:8, 0:9 Paired                                 [***]*
       8721         Yersinia enterocolitica IgA Abs                                                            [***]*
      8721C         Yersinia enterocolitica IgA Abs CSF                                                        [***]*
      8721CP        Yersinia enterocolitica IgA Abs Paired CSF                                                 [***]*
       2491         Yersinia enterocolitica IgG Abs                                                            [***]*
      2491C         Yersinia enterocolitica igG Abs CSF                                                        [***]*
      2491P         Yersinia enterocolitica IgG Abs Paired                                                     [***]*
      2491CP        Yersinia enterocolitica IgG Abs Paired CSF                                                 [***]*
       9751         Yersinia enterocolitica IgG, IgM & IgA Abs                                                 [***]*
      9751C         Yersinia enterocolitica IgG, IgM & IgA Abs CSF                                             [***]*
      9751P         Yersinia enterocolitica IgG, IgM & IgA Abs Paired                                          [***]*
      9751CP        Yersinla enterocolitica IgG, IgM & IgA Abs Paired CSF                                      [***]*
       2496         Yersinia enterocolitica IgM Abs                                                            [***]*
      2496C         Yersinia enterocolitica IgM Abs CSF                                                        [***]*
      2496P         Yersinia enterocoiitica IgM Abs Paired                                                     [***]*
      2496CP        Yersinia enterocolitica IgM Abs Paired CSF                                                 [***]*
       8711         Yersinia pseudotubercuiosis Total Abs                                                      [***]*
      8711 C        Yersinia pseudotuberculosis Total Abs CSF                                                  [***]*
      8711 P        Yersinia Pseudotuberculosis Total Abs Paired                                               [***]*
       4958         Zalcitabine (ddC) MonitR                                                                   [***]*
       4959         Zidovudine (AZT) MonitR                                                                    [***]*
      4877U         Zinc 24hr Urine                                                                            [***]*
      4877PL        Zinc Plasma                                                                                [***]*
       3275         Zinc Protoporphyrin                                                                        [***]*

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      32751         Zinc Protoporphydh, Industrial                                                             [***]*
      4877R         Zinc RBC                                                                                   [***]*
       4877         Zinc Serum                                                                                 [***]*

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

                                  ATTACHMENT C

                              2000 EXCEPTION LIST

                                                                                           2000 LIST
  TEST CODE                           TEST DESCRIPTION                                       PRICE
------------------------------------------------------------------------------------------------------
   3492      2-Methylcitric Acid                                                              [***]*
   4558      5,10-Methylenetetrahydrafolate Reductase (MTHFR) C677T Mutation                  [***]*
   4560      5,10-MTHFR C677T Mutation Reflex to A1298C Mutation                              [***]*
   5900      Activated Protein C Resistance                                                   [***]*
   7589      Adenovirus DNA DetectR                                                           [***]*
   3090      Alpha-Fetoprotein - Maternal, 2.5 Mom                                            [***]*
   3108      Alpha-Fetoprotein - Maternal, Serum                                              [***]*
   3111      Alpha-Fetoprotein - Prenatal, Amniotic Fluid                                     [***]*
   3092      Alpha-Fetoprotein Quad Screen, 2.5 Mom                                           [***]*
   3110      Alpha-Fetoprotein Triple Screen 2.0 (Triple Marker Screen)                       [***]*
   3091      Alpha-Fetoprotein Triple Screen 2.5 (Triple Marker Screen)                       [***]*
   1916      Apo E GenotypR (for all purp except late-onset Alzheimers)                       [***]*
   9525      Arbovirus RNA DetectR                                                            [***]*
   1358      Arthritis RX SelectR                                                             [***]*
   7598      Aseptic Meningitis/Encephalitis DetectR                                          [***]*
   2628      Atypical Pneumonia DNA DetectR                                                   [***]*
   8861      Bartonella henselae & B. quintana DNA DetectR                                    [***]*
   7511      Bartonella quintana DNA DetectR                                                  [***]*
   1888      bcl-2 Gene Translocation [SB]                                                    [***]*
   1890      bcr/abl Gene Rearrangement [SB]                                                  [***]*
   5350      bcr/abl Gene Translocation [PCR]                                                 [***]*
   1470      Beryllium-induced Lymphocyte Proliferation                                       [***]*
   3575      Beta-Hydroxybutrate                                                              [***]*
   7570      Borrelia burgdorferi DNA DetectR                                                 [***]*
   1804      Breast Cancer Profile 1 - Paraffin                                               [***]*
   1813      Breast Cancer Profile 2 - Paraffin                                               [***]*
   1819      Breast Cancer Profile 3 - Paraffin                                               [***]*
   1818      Breast Cancer Profile 3 With Her-2/Neu Reflex                                    [***]*
   1817      Breast Cancer Profile 4 - Paraffin                                               [***]*
   1812      Breast Cancer Profile 5 - Paraffin                                               [***]*
   1811      Breast Cancer Profile 6 - Paraffin                                               [***]*
   1816      Breast Cancer Profile 7 - Paraffin                                               [***]*
   3999      Carbohydrate-deficient Transferrin, Qualitative                                  [***]*
   5368      CC-CKR5 Delta 32 Mutation                                                        [***]*
   4007      CDT UltraQuant with reflex to Genetic D Variants                                 [***]*
   1077      Celiac Disease EvaluatR                                                          [***]*
   1078      Celiac Disease Genotypr                                                          [***]*
   2922      Chlamydia pneumoniae DNA DetectR                                                 [***]*
   2927      Chlamydia trachomatis / Neisseria gonorrhoeae by rRNA                            [***]*
   2925      Chlamydia trachomatis Detection rRNA                                             [***]*
   7437      Chlamydia trachomatis DNA LCR                                                    [***]*
   5832      Chromosome & FISH for Genetic Disorders Evaluation                               [***]*
   5840      Chromosome Analysis: Acute Promyelo Leukemia                                     [***]*
   5822      Chromosome Analysis: Amniotic Fluid                                              [***]*
   5834      Chromosome Analysis: bcr/abl Gene Rearrangement by FISH                          [***]*
   5814      Chromosome Analysis: Congenital Disorders, Blood                                 [***]*
   5830      Chromosome Analysis: FISH for Genetic Diseases                                   [***]*
   5800      Chromosome Analysis: Hematological Disorders I                                   [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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                                  PAGE 1 OF 7


   5810      Chromosome Analysis: Hematological Disorders II                                  [***]*
   5836      Chromosome Analysis- HER-2/neu Gene Amplification                                [***]*
   5742      Chromosome Analysis: KAL Gene Deletion by FISH                                   [***]*
   5806      Chromosome Analysis: Mosaicism                                                   [***]*
   5818      Chromosome Analysis: Products of Conception/Skin Biopsies                        [***]*
   5844      Chromosome Analysis: STS Gene Detection                                          [***]*
   5812      Chromosome Analysis: Trisomy 12 by FISH                                          [***]*
   5808      Chromosome Analysis: Trisomy 8 by FISH                                           [***]*
   5838      Chromosome Analysis: X and Y Prove for Opposite Sex Bone Marrow Transplant       [***]*
   1651      Chronic Fatigue & Immune Dysfunction Syndrome Evaluation                         [***]*
   1652      Chronic Fatigue & Immune Dysfunction Syndrome with NK Cell                       [***]*
   5902      Complement Deficiency Detector Evaluation                                        [***]*
   1998      Complement Split Product Concentration: iC3b                                     [***]*
   1723      Complement: C3 & C4 Nephritic Factors Evaluation                                 [***]*
   2490      Creutzfeldt-Jakob Disease DetectR                                                [***]*
   3494      Cystathionine                                                                    [***]*
   5374      Cytochrome P450 2D6 EvaluatR - Poor-Metabolizers                                 [***]*
   7575      Cytomegalovirus DNA Detector                                                     [***]*
   9430      Cytomegalovirus DNA UitraQuant                                                   [***]*
   9430C     Cytomegalovirus Dna Ultraquant CSF                                               [***]*
  9430SR     Cytomegalovirus DNA Ultraquant w/Serial Graphics                                 [***]*
   7574      Cytomegalovirus GenotypR                                                         [***]*
   4958      Delavirdine MonitR                                                               [***]*
   7602      Dengue Virus RNA DetectR/Speciaton Types 1-4                                     [***]*
   1036      Diabetes, Genetic Evaluation                                                     [***]*
   4957      Didanosine (ddl) MonitR                                                          [***]*
   1203      DNA Autoantibodies (Crithidia), Double Stranded                                  [***]*
   1225      EJ Autoantibodies                                                                [***]*
   3624C     Endotoxin CSF                                                                    [***]*
   3624F     Endotoxin Fluid                                                                  [***]*
   3624      Endotoxin Plasma                                                                 [***]*
   2650      Enterovirus RNA DetectR [PCR]                                                    [***]*
   2651      Enterovirus RNA DetectR reflex to Speciation                                     [***]*
   7583      Epstein-Barr Virus DNA Detector                                                  [***]*
   7584      Epstein-Barr Virus DNA UItraQuant                                                [***]*
   7584C     Epstein-Barr Virus Dna Ultraquant CSF                                            [***]*
  7584PL     Epstein-Barr Virus DNA UltraQuant Plasma                                         [***]*
   1966      Factor V Mutation (Leiden)                                                       [***]*
   1440      Fetal Fibronectin by Semi-Quantitative EIA                                       [***]*
   12990     Fibroblast Culture                                                               [***]*
   2655      Flavivirus DetectR Reflex To Speciation                                          [***]*
   2654      Flavivirus Rna DetectR                                                           [***]*
   5362      Fragile X DNA Probe Analysis [SB/PCR]                                            [***]*
   5364      Fragile X DNA Probe Analysis With Chromosome Analysis                            [***]*
   4006      Ganglioside GD1a Autoabs                                                         [***]*
   4041      Ganglioside GD1b Autoabs                                                         [***]*
   4041C     Ganglioside GD1b Autoabs CSF                                                     [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.


                                  PAGE 2 OF 7


   3565      Glutathione Peroxidase                                                           [***]*
   1621      Granulocyte Colon Stimulating Factor                                             [***]*
   7506      Hantavirus Hantaan & Puumala IgG & IgM Abs                                       [***]*
   7607      Hantavirus Hantaan & Puumala IgG Abs                                             [***]*
   7508      Hantavirus Hantaan & Puumala IgM Abs                                             [***]*
   7501      Hantavirus Hantaan Igo & 1gM Abs                                                 [***]*
   7496      Hantavirus Puumala IgG & IgM Abs                                                 [***]*
   5369      Hemochromatosis DNA GenotypR                                                     [***]*
   8141      Hepatitis B Virus DNA Detector                                                   [***]*
   8143      Hepatitis B Virus DNA Quantitation by Branched DNA                               [***]*
   8137      Hepatitis B Virus DNA UltraQuant                                                 [***]*
   2448      Hepatitis B Virus Surface Ab Quantitation                                        [***]*
   2447      Hepatitis C Virus Abs RIBA Confirmation                                          [***]*
   2447B     Hepatitis C Virus Abs RIBA Confirmation + bands                                  [***]*
   7491      Hepatitis C Virus RIBA Evaluation + reflex PCR                                   [***]*
   7491B     Hepatitis C Virus RIBA Evaluation with reflex PCR                                [***]*
   7486      Hepatitis C Virus RNA AccuQuant                                                  [***]*
   7476      Hepatitis C Virus RNA AccuQuant reflex GenotypR                                  [***]*
  7476SR     Hepatitis C Virus RNA AccuQuant rflx GenotypR w/Serial Graph                     [***]*
  7486SR     Hepatitis C Virus RNA AccuQuant w/Serial Graphics                                [***]*
   7518      Hepatitis C Virus RNA Detector with reflex Quant                                 [***]*
   7516      Hepatitis C Virus RNA DetectR                                                    [***]*
   7472      Hepatitis C Virus RNA Quantitation by Branched DNA                               [***]*
   7576      Hepatitis C Virus RNA UltraQuant                                                 [***]*
   7578      Hepatitis C Virus RNA UltraQuant reflex to HCV Genotyper                         [***]*
  7576SR     Hepatitis C Virus RNA UItraQuant w/ Serial Graph                                 [***]*
  7578SR     Hepatitis C Virus RNA UltraQuant w/ Serial Graph reflex to HCV Genotyper         [***]*
   7473      Hepatitis C Virus SubtypR                                                        [***]*
   7514      Hepatitis Delta Virus RNA DetectR                                                [***]*
   2468      Hepatitis G Virus RNA DetectR                                                    [***]*
   5842      Her-2/neu [IHC] and Gene Amplification [FISH]                                    [***]*
   7581      Herpes Simplex Virus DNA DetectR                                                 [***]*
   9474      Herpes Simplex Virus DNA UltraQuant                                              [***]*
   9474C     Herpes Simplex Virus Dna Ultraquant CSF                                          [***]*
   9517      Herpes Simplex Virus Encephalitis AccuDx                                         [***]*
   7494      Herpesvirus-6 Human DNA DetectR                                                  [***]*
   7784      Herpesvirus-8, Human Antibodies                                                  [***]*
   7785      Herpesvirus-8, Human DNA DetectR                                                 [***]*
  8315UR     Histoplasma Antigen In Urine                                                     [***]*
   7587      Histoplasma DNA DetectR                                                          [***]*
   3019B     HIV-1 IgG Abs W/ Reflex Ib + Bands(Priority)                                     [***]*
   3013B     HIV-1 Abs Confirmation + bands w/ reflex to HIV-2 + bands                        [***]*
   3012      HIV-1 Abs Confirmation Immunoblot                                                [***]*
   3012B     HIV-1 Abs Confirmation lmmunoblot + bands                                        [***]*
  3012NYB    HIV 1 Abs Confirmation Immunoblot + bands, New York                              [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.


                                  PAGE 3 OF 7


   3012C     HIV-1 Abs Confirmation Immunoblot CSF                                            [***]*
  3012NY     HIV-1 Abs Confirmation Immunoblot, New York                                      [***]*
  5721AZT    HIV-1 Anti-Viral Drug Study: AZT IC50 Value                                      [***]*
  5721DDC    HIV-1 Anti-Viral Drug Study: ddC IC50 Value                                      [***]*
 5721 DDI    HIV-1 Anti-Viral Drug Study: ddl IC50 Value                                      [***]*
   5723      HIV-1 Anti Viral Drug Study: Phenotypic Resistance                               [***]*
   5725      HIV-1 Culture, Qualitative                                                       [***]*
   5727      HIV-1 Culture, Quantitative                                                      [***]*
   5729      HIV-1 Culture, Quantitative Plasma                                               [***]*
  9885NYP    HIV-1 DNA Detector New York Prognostic                                           [***]*
   9885      H1V-1 DNA DetectR                                                                [***]*
   9885N     HIV-1 DNA DetectR Non-blood                                                      [***]*
   7479      HIV-1 GenotypR (Protease Inhibitor)                                              [***]*
  7479NY     HIV-1 GenotypR (Protease Inhibitor) New York                                     [***]*
   7477      HIV-1 GenotypR (Reverse Transcriptase Inhibitor)                                 [***]*
  7477NY     HIV-1 GenotypR (Reverse Transcriptase Inhibitor) New York                        [***]*
   7480      HIV-1 GenotypR PLUS (Rev Trans & Prot Inhib)                                     [***]*
  7480NY     HIV-1 GenotypR PLUS (Rev Trans & Prot Inhib) New York                            [***]*
   5732      HIV-1 Proviral DNA Accuquant                                                     [***]*
   9884A     HIV-1 RNA Quant by Roche Amplicor                                                [***]*
  9884ASR    HIV-1 RNA Quant by Roche Amplicor w/ Serial Reporting                            [***]*
  7478NY     HIV-1 RNA Quant by Roche reflex HIV GenotypR (RTI) New York                      [***]*
  7482NY     HIV-1 RNA Quant by Roche reflex HIV GenotypR PLUS New York                       [***]*
   7483A     HIV-1 RNA Quant by Roche reflx Ultrasens + GenotypR (PI)                         [***]*
  7483ASR    HIV-1 RNA Quant by Roche reflx Ultrasens+GenotypR PI), Ser R                     [***]*
   9874A     HIV-1 RNA Quant by Roche reflx Ultrasensitive                                    [***]*
  7482ASR    HIV-1 RNA Quant by Roche rflx Ultrasens + Geno R PLUS w/SR                       [***]*
   7478A     HIV-1 RNA Quant by Roche rflx Ultrasonsitive+GenotypR (RTI)                      [***]*
 7482NYSR    HIV-1 RNA Quant by Roche rfx HIV Geno pR PLUS New York w/SR                      [***]*
 7478NYSR    HIV-1 RNA Quant by Roche rfx HIV GenotypR RTI New York w/SR                      [***]*
   7482A     HIV-1 RNA Quant by Roche rfx to Ultrasensitive+GenotypR PLUS                     [***]*
  7478ASR    HIV-1 RNA Quant by Roche rfx Ultrasens+GenotypR RTI w/SerRep                     [***]*
   7485A     HIV-1 RNA Quant by Roche Ultrasensitive                                          [***]*
  7485ASR    HIV-1 RNA Quant by Roche Ultrasensitive with Serial Graphics                     [***]*
  9874ASR    HIV-1 RNA Quant by Roche w/reflx Ultrasensitive w/Serial Rep                     [***]*
   9886      HIV-1 RNA Quantitation by Branched DNA                                           [***]*
  9886NY     HIV-1 RNA Quantitatian by Branched DNA (New York)                                [***]*
  9884NYP    HIV-1 RNA Quantitation New York Prognostic                                       [***]*
 9884NYPS    HIV-1 RNA Quantitation New York Prognostic w/Serial Report                       [***]*
   9874      HIV-1 RNA UitraQuant                                                             [***]*
   9872      HIV-1 RNA UItraQuant & CD4 Cell Count                                            [***]*
  9872SR     HIV-1 RNA UItraQuant & CD4 Cell Count w/Serial Report                            [***]*
  9874NY     HIV-1 RNA UItraQuant New York                                                    [***]*
 9874NYSR    HIV-1 RNA UltraQuant New York w/Serial Reporting                                 [***]*
  7483SR     HIV-1 RNA UItraQuant reflex to HIV GenotypR (PI) w/Ser Re                        [***]*
   7478      HIV-1 RNA UItraQuant reflx to HIV GenotypR ( RTI )                               [***]*
  7478SR     HIV-1 RNA UItraQuant reflx to HIV GenotypR RTI ) w/Ser Rep                       [***]*
   7483      HIV-1 RNA UItraQuant reflx to HlV GenotypR (PI)                                  [***]*
  7483NY     HIV-1 RNA UItraQuant reflx to HIV GenotypR (Pl) New York                         [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                                           2000 LIST
  TEST CODE                           TEST DESCRIPTION                                       PRICE
------------------------------------------------------------------------------------------------------
    7482      HIV-1 RNA UItraQuant reflx to HIV GenotypR PLUS ( RTI & PI )                     [***]*
   7482SR     HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS w/Serial Rep                     [***]*
  7483NYSR    HIV-1 RNA UltraQuant rfx HIV GenotypR (PI) New York w/Serial                     [***]*
   9874SR     HIV-1 RNA UItraQuant with Serial Reporting                                       [***]*
    9915      HIV-1/HIV-2 Antibodies Plus Confirmation                                         [***]*
   9915NY     HIV-1/HIV-2 Antibodies Plus Confirmation New York                                [***]*
    9915B     HIV-1/HIV-2 Antibodies Plus Confirmation W/Bands                                 [***]*
   9915NYB    HIV-1/HIV-2 Antibodies Plus Confirmation W/Bands New York                        [***]*
   9876NY     HIV-2 DNA Detector Qual New York                                                 [***]*
    9876      HIV-2 DNA DetectR                                                                [***]*
    1364      HLA B27 GenotypR                                                                 [***]*
    1351      HLA: A, B, & C Typing, Complete                                                  [***]*
    1035      HLA: A, B, C, & D Typing, Complete                                               [***]*
    1357      HLA: DR Single Antigen                                                           [***]*
    1352      HLA: DR Typing, Complete                                                         [***]*
    1706      HLA: DR2 & DQI - Narcolepsy Evaluation                                           [***]*
    1353      HLA: DR3 - Celiac Disease                                                        [***]*
    9896      HTLV-I / II DNA DetectR                                                          [***]*
    1820      Human Papillomavirus DetectR                                                     [***]*
    1824      Human Papillomavirus DetectR reflx to GenotypR                                   [***]*
    1822      Human Papillomavirus GenotypR                                                    [***]*
    1882      lmmunoglobulin Gene Rearrangement, Heavy -chain JH probe                         [***]*
    1884      Immunoglobulin Gene Rearrangement, Kappa Light-chain Probe                       [***]*
    4965      Indinavir MonitR                                                                 [***]*
    2594      Influenza A & B MultiplexR                                                       [***]*
    3868      Interleukin-1 beta                                                               [***]*
    3868C     Interleukin-1 beta CSF                                                           [***]*
    3816      Interleukin-1 RA                                                                 [***]*
    3823      Interleukin-10                                                                   [***]*
    3812      Interleukin-12                                                                   [***]*
    3870      Interleukin-2                                                                    [***]*
    3870C     Interleukin-2 CSF                                                                [***]*
    3832C     lnterleukin-2 Receptor CSF                                                       [***]*
    3832      Interleukin-2 Receptor, Soluble                                                  [***]*
   3832SF     Interleukin-2 Receptor, Soluble Synovial Fluid                                   [***]*
    3814      lnterleukin-4                                                                    [***]*
    3827      Interleukin-5                                                                    [***]*
    3828      Interleukin-6                                                                    [***]*
    3822      Interleukin-8                                                                    [***]*
   3822BW     Interleukin-8 Bronchial Wash                                                     [***]*
    3535      Iron Status MonitR                                                               [***]*
    8145      JC Virus DNA DetectR                                                             [***]*
    8147      JC Virus Ultraquant                                                              [***]*
    8147C     JC Virus Ultraquant CSF                                                          [***]*
    1222      Ku Autoantibodies                                                                [***]*
    4966      Lamivudine (3TC) MonitR                                                          [***]*
    4861W     Lead Whole Blood                                                                 [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.


                                  PAGE 5 OF 7


   4861NY     Lead Whole Blood New York                                                        [***]*
    2920      Legionella pneumophila DNA DetectR                                               [***]*
    1670      Leukemia / Lymphoma Blood Evaluation                                             [***]*
    1672      Leukemia / Lymphoma Blood Reflexive Evaluation                                   [***]*
    1667      Leukemia / Lymphoma Bone Marrow Evaluation                                       [***]*
    1674      Leukemia / Lymphoma Evaluation Blood                                             [***]*
    1679      Leukemia / Lymphoma Evaluation Bone Marrow or Tissue                             [***]*
    1682      Leukemia / Lymphoma Panel, Chronic Bone Marrow or Tissue                         [***]*
    1666      Leukemia / Lymphoma Tissue or Body Fluid Evaluation                              [***]*
    1676      Leukemia / Lymphoma, Comprehensive Blood                                         [***]*
    1677      Leukemia / Lymphoma, Comprehensive Bone Marrow or Tissue                         [***]*
    3978      Leukocyte Alkaline Phosphatase Stain                                             [***]*
    1062      Lymphocyte Antigen & Mitogen Proliferation Analysis                              [***]*
    1648      Lymphocyte Antigen Proliferation Analysis                                        [***]*
    1641      Lymphocyte Mitogen Proliferation Analysis, PWM                                   [***]*
    1661      Lymphoma Panel                                                                   [***]*
    8370      Malaria DNA DetectR                                                              [***]*
    4995      Megaloblastic Anemia EvaluatR                                                    [***]*
    4559      MTHFR A1298C Mutation                                                            [***]*
    9728      Mumps RNA DetectR                                                                [***]*
    7475      Mycobacterium Tuberculosis DNA PCR                                               [***]*
    7470      Mycobacterium Tuberculosis GenotypR                                              [***]*
    2929      Mycoplasma MultiplexR                                                            [***]*
    2924      Mycoplasma pneumoniae DNA DetectR                                                [***]*
    2930      Neisseria gonorrhoeae Detection rRNA                                             [***]*
    2932      Neisseria gonorrhoeae DNA LCR                                                    [***]*
    4951      Nelfinavir MonitR                                                                [***]*
    4954      Nevirapine MonitR                                                                [***]*
    4556      Obstetric Complications AssessR                                                  [***]*
    1223      OJ Autoantibodies                                                                [***]*
    1559      Oligodonal Immunoglobulins [AE]                                                  [***]*
    7452      Osteoporosis EvaluatR                                                            [***]*
    7447      Osteoporosis Monitor                                                             [***]*
    2367      Ova & Parasite: Arthropod Identification                                         [***]*
    2363      Ova & Parasite: Coccidia Evaluation                                              [***]*
    2362      Ova & Parasite: Comprehensive Exam w/ Coccidia Evaluation                        [***]*
    2361      Ova & Parasite: Routine Exam                                                     [***]*
    2368      Ova & Parasite: Worm Identification                                              [***]*
    3872      Pancreatitis DetectR                                                             [***]*
   3872UR     Pancreatitis DetectR, Urine Random                                               [***]*
    8266      Parvovirus B19 DNA DetectR                                                       [***]*
    8260      Parvovirus B19 DNA UltraQuant                                                    [***]*
    8261      Parvovirus B19 Evaluation                                                        [***]*
    8261C     Parvovirus B19 Evaluation CSF                                                    [***]*
    1224      PL-12 Autoantibodies                                                             [***]*
    1226      PL-7 Autoantibodies                                                              [***]*
    5372      Prothrombin G20210A Mutation                                                     [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.


                                  PAGE 6 OF 7


    7522      Respiratory Synctyial Virus RNA DetectR                                          [***]*
    4952      Ritonavir MonitR                                                                 [***]*
    4967      Saquinavir MonitR                                                                [***]*
    4031      Sensory Neuropathy Evaluation                                                    [***]*
    4030      Sensory Neuropathy EvaluatR                                                      [***]*
    3254      Small-cell Carcinoma Monitor, Lung                                               [***]*
    3222      Somatostatin                                                                     [***]*
    1227      SRP Autoantibodies                                                               [***]*
    2934      Staph Resist MultipleXR                                                          [***]*
    4953      Stavudine (d4T) MonitR                                                           [***]*
    1880      T-cell Receptor Gene Rearrangement                                               [***]*
    1634      Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue                      [***]*
    1635      Terminal Deoxynucleotidyl Transferase with Immunophenotyping                     [***]*
    5985      Thrombus Precursor Prot                                                          [***]*
    7521      Toxoplasma DNA DetectR                                                           [***]*
    8972      Toxoplasma Encephalitis AccuDx                                                   [***]*
    4002      Transferrin Genetic D Variants                                                   [***]*
    7573      Tropheryma whippelii DNA DetectR                                                 [***]*
    3390      Troponin (I & T) DetectR                                                         [***]*
    3393      Troponin I                                                                       [***]*
   3294BW     Tumor Necrosis Factor-alpha Bronchial Wash                                       [***]*
    3294C     Tumor Necrosis Factor-alpha CSF                                                  [***]*
    3294      Tumor Necrosis Factor-alpha Plasma                                               [***]*
    3908      Tumor Necrosis Factor-binding Proteins                                           [***]*
    3908C     Tumor Necrosis Factor-binding Proteins CSF                                       [***]*
    1228      U2 SnRNP Autoantibodies                                                          [***]*
    1662      Undifferentiated Tumor Panel                                                     [***]*
    5200      Urinalysis                                                                       [***]*
    7439      Ur-Sure Chlamydia trachomatis/Neisseria gonorrhoea bLCR                          [***]*
    7585      Varicella-zoeter Virus DNA DetectR                                               [***]*
    8760      Varicella-Zoster Virus DNA Ultraquant                                            [***]*
    8760C     Varicella-Zoster Virus Dna Ultraquant CSF                                        [***]*
    5975      Venous Thromboembolism (VTE) AssessR                                             [***]*
    2442      Viral Diarrhea Ag Detection                                                      [***]*
    9530      Viral Encephalitis DetectR                                                       [***]*
    4958      Zalcitabine (DDC) MonitR                                                         [***]*
    4959      Zidovudine (AZT) MonitR                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  ATTACHMENT D

SPECIALTY LABORATORIES
                                                               January 27, 1999

J.P.C.
Praful Shah
Director of Laboratory Services
1865 Broadway
New York, NY 10023

RE:  Request for Proposal

Dear Mr. Shah

Thank you for inviting Specialty Laboratories to resubmit an addendum proposal to J.P.C.. Please find enclosed a revised proposal for your review, including a detailed list of the pricing for our state-of-the-art testing. SPECIALTY is offering an aggressive pricing schedule to J.P.C.. As you review our proposal, please keep in mind the qualities that differentiate SPECIALTY:

- SPECIALTY'S test menu is designed to complement rather than compete with a hospital's offering. We are the only full-service esoteric laboratory that does not compete for routine tests such as CBC's, chemistry, routine toxicology, routine cytology/histology, etc.

- SPECIALTY has an outstanding Information Technology program with the DataPassport-TM- suite of linkage options designed to meet the individual needs of each facility and to serve the requirements of hospital networks as well.

- Specialty Laboratories is dedicated to a continuous research and development - employing more than 30 M.D. and Ph.D. level scientists to develop new test methodologies, review clinical data and assess testing needs to meet disease trends.

- Members of our clinical and technical staff are available to answer your results inquiries and explain test performance parameters. We also have round-the-clock Client Services coverage.

- We accept specimens and perform procedures 7 days per week, 24 hours a day with most high volume assays set up daily and, in many instances, in multiple runs. This may be of particular interest when considering live-cell specimens.

- SPECIALTY'S commitment to quality is second to none. J.P.C. and its associated facilities will enjoy the very best in reference laboratory testing. SPECIALTY is CAP, CLIA and CDC certified and also participates in a large number of additional quality assurance and proficiency programs.

We are especially proud that Specialty Laboratories is the reference laboratory of choice for hundreds of hospitals and medical centers throughout the nation and would welcome the opportunity to serve J.P.C.. If you have any questions regarding this proposal, please feel free to call me at (800) 421-7110 ext. 1264 or Kevin Pishkar at ext. 637. We look forward to establishing a successful long-term relationship with J.P.C. and its associated facilities.

Sincerely,

/s/ Gary W. Nay

Gary W. Nay
Supervisor - Contract Administration

Enclosures
cc:     Kevin Pishkar